UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07064

Exact name of registrant as specified in charter:	The Target Portfolio Trust

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2005

Date of reporting period:	12/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

The TARGET Portfolio Trust®

Annual Report

December 31, 2005

TARGET

A STRUCTURED AND PERSONALIZED INVESTMENT PROGRAM

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Trust’s portfolios’ securities are for the period covered by this report and are subject to change thereafter.

February 15, 2006

Dear TARGET Shareholder:

We hope you find the annual report for The TARGET Portfolio Trust informative and useful. Today many investors may be asking where they can find new growth opportunities. We believe that as a TARGET shareholder, you are uniquely positioned for domestic and global growth opportunities because you already have a strategic investment plan in place.

The TARGET program’s structured and professional approach to investing helps you “tune out” the noise of current market developments and allows you to concentrate on what’s really important—your long-term goals. It starts with a personal plan that you and your financial professional construct based on your reasons for investing, the time you have to reach your goals, and the level of risk you are willing to assume. Your financial professional can work closely with you to develop an appropriate asset allocation and select the corresponding TARGET portfolio for each asset class in your investment plan. The managers for each portfolio are carefully chosen, are monitored by our team of experienced investment management analysts, and are among the leading institutional money managers available.

Your TARGET program also evolves with your changing needs. Your financial professional can help you track your plan’s progress, stay informed of important developments, and assist you in determining whether you need to modify your portfolio. In these ways and more, the TARGET program seeks to make your investment goals a reality.

Thank you for your continued confidence.

Sincerely,

Judy A. Rice, President

The TARGET Portfolio Trust

THE TARGET PORTFOLIO TRUST	1

Equity Portfolios Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

Equity Portfolios for periods ended 12/31/05
	Total Returns[1] (Without TARGET Program Fee)	Average Annual Total Returns[1] (With TARGET Program Fee)
	One Year	One Year	Five Years	Ten Years
Large Capitalization Growth Portfolio	6.74%	5.15%	–7.36%	7.20%
S&P 500 Index[2]		4.91	0.54	9.07
Russell 1000 Growth Index[2]		5.26	–3.58	6.73
Lipper Large-Cap Core Funds Avg.[3]		4.84	–0.95	7.59

Large Capitalization Value Portfolio	6.50%	4.91%	6.98%	8.66%
S&P 500 Index[2]		4.91	0.54	9.07
Russell 1000 Value Index[2]		7.05	5.28	10.94
Lipper Multi-Cap Value Funds Avg.[3]		6.37	5.42	9.70

Small Capitalization Growth Portfolio	4.54%	2.98%	–4.38%	3.69%
Russell 2000 Index[2]		4.55	8.22	9.26
Russell 2000 Growth Index[2]		4.15	2.28	4.69
Lipper Small-Cap Growth Funds Avg.[3]		5.66	1.40	8.09

Small Capitalization Value Portfolio	10.10%	8.46%	14.86%	13.17%
Russell 2000 Index[2]		4.55	8.22	9.26
Russell 2000 Value Index[2]		4.71	13.55	13.08
Lipper Small-Cap Core Funds Avg.[3]		6.42	9.15	10.67

International Equity Portfolio	14.12%	12.42%	1.26%	4.96%
MSCI EAFE Index[2]		13.54	4.55	5.84
Lipper International Funds Avg.[3]		14.00	4.43	6.09

1Source: Prudential Investments LLC and Lipper Inc. Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio. Returns would be lower if the fee were deducted. The average annual total returns for the TARGET portfolios assume the imposition of the maximum TARGET annual advisory fee of 1.50% for equity portfolios for retail investors. The maximum advisory fee for retirement accounts is 1.25% of equity portfolio assets. Returns in the

2	THE TARGET PORTFOLIO TRUST

table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or following the redemption of portfolio shares.

2Investors cannot invest directly in an index. The returns for the benchmark indexes would be lower if they reflected deductions for TARGET program fees, portfolio operating expenses, sales charges, or taxes. The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Russell 2000 Index is an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how the stock prices of smaller companies have performed. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index generally have higher price-to-book and price-to-earnings ratios. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stocks have performed.

3The Lipper averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages would be lower if they reflected deductions for TARGET program fees, portfolio operating expenses, sales charges, or taxes. Large-Cap Core funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Multi-Cap Value funds invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio and three-year sales-per-share growth value compared with the S&P 500 Index. Small-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. Small-Cap Core funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. International funds invest their assets in securities with primary trading markets outside of the United States.

THE TARGET PORTFOLIO TRUST	3

Fixed Income Portfolios Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retirement accounts is 1.35%.

Fixed Income Portfolios for periods ended 12/31/05
	Total Returns[1] (Without TARGET Program Fee)	Average Annual Total Returns[1] (with TARGET Program Fee)
	One Year	One Year	Five Years	Ten Years
International Bond Portfolio	3.95%	2.92%	4.11%	1.45%
Citigroup Non-U.S. WGBI-Hedged[2]		5.69	5.13	7.21
Lipper International Income Funds Avg.[3]		–4.88	7.25	5.73

Total Return Bond Portfolio	2.60%	1.58%	5.15%	5.32%
Lehman Brothers U.S. Aggregate Bond Index[2]		2.43	5.87	6.16
Lipper Corporate Debt BBB-Rated Funds Avg.[3]		1.97	6.49	5.96

Intermediate-Term Bond Portfolio	1.88%	0.86%	4.20%	4.77%
Lehman Brothers Int. Govt. Credit Bond Index[2]		1.58	5.50	5.80
Lipper Int. Inv.-Grade Debt Funds Avg.[3]		1.78	5.27	5.35

Mortgage Backed Securities Portfolio	2.29%	1.27%	3.74%	4.56%
Lehman Brothers Mortgage-Backed Securities Index[2]		2.61	5.44	6.17
Citigroup Mortgage-Backed Securities Index[2]		2.73	5.50	6.20
Lipper U.S. Mortgage Funds Avg.[3]		1.93	4.75	5.21

1Source: Prudential Investments LLC and Lipper Inc. Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio. Returns would be lower if the fee were deducted. The average annual total returns for the TARGET portfolios assume the imposition of the maximum TARGET annual advisory fee of 1.00% for bond portfolios for retail investors. The maximum advisory fee for retirement accounts is 1.35% of bond portfolio assets. Returns in the table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

4	THE TARGET PORTFOLIO TRUST

2Investors cannot invest directly in an index. The returns for the benchmark indexes would be lower if they reflected deductions for TARGET program fees, portfolio operating expenses, sales charges, or taxes. The Citigroup Non-U.S. World Government Bond Index Hedged (WGBI-Hedged) is an unmanaged index of approximately 600 high-quality bonds with foreign currency exposure translated to the U.S. dollar. It gives a broad look at how foreign bonds have performed. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index of publicly traded U.S. government bonds and investment-grade corporate bonds with maturities of up to 10 years. It gives a broad look at how intermediate-term bonds have performed. The Lehman Brothers Mortgage-Backed Securities Index is a market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by GNMA, FNMA, and FHLMC mortgage pools, and balloon mortgages with fixed-rate coupons. The Citigroup Mortgage-Backed Securities Index is an unmanaged index of 15- and 30-year mortgage-related securities issued by U.S. government agencies. Each of them gives a broad look at how mortgage-backed securities have performed.

3The Lipper averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages would be lower if they reflected deductions for TARGET program fees, portfolio operating expenses, sales charges, or taxes. International Income funds invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. Corporate Debt BBB-Rated funds invest primarily in corporate and government debt issues rated in the top four grades. Intermediate Investment-Grade Debt funds invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 5 to 10 years. U.S. Mortgage funds invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

THE TARGET PORTFOLIO TRUST	5

Money Market Portfolio Performance

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. For the most recent month-end performance update, call (800) 225-1852.

Money Market Portfolio as of 12/31/05
	Total Returns[1] (Without Target Program Fee) One Year	Net Asset Value (NAV)	7-Day Current Yield
U.S. Government Money Market Portfolio	2.59%	$1.00	3.62%
Lipper U.S. Government Money Market Funds Avg.[2]	2.43	N/A	N/A
iMoneyNet, Inc. All Taxable Money Market Funds Avg.[3]	N/A	N/A	3.65

1Source: Prudential Investments LLC and Lipper Inc. Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio. Returns would be lower if the fee were deducted. The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

2The Lipper average represents returns based on an average of all funds in the respective Lipper categories for the periods noted. The return for the Lipper average would be lower if it reflected deductions for TARGET program fees, portfolio operating expenses, sales charges, or taxes. U.S. Government Money Market funds invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

3iMoneyNet, Inc. regularly reports a 7-day current yield on Tuesdays for taxable money market funds. This is the data of all funds in the iMoneyNet, Inc. All Taxable Money Market Funds Average category as of December 27, 2005, the closest date to the end of our reporting period.

An investment in the U.S. Government Money Market Portfolio (the Portfolio) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

6	THE TARGET PORTFOLIO TRUST

Investment Manager’s Report

Large Capitalization Growth Portfolio

The total return of the Large Capitalization Growth Portfolio was 6.74% in 2005. During the same period, the S&P 500 Index returned 4.91%, the Russell 1000® Growth Index (the Index) returned 5.26%, and the Lipper Large-Cap Core Funds Average was 4.84%.

On June 28, 2005, we replaced Oak Associates and Columbus Circle Investors as co-managers of the Portfolio with co-managers Marsico Capital Management, LLC and Goldman Sachs Asset Management LP. We strategically paired the new managers to play different roles in the Portfolio’s long-term performance. Goldman Sachs uses a quantitative approach with rigorously applied risk controls that are aimed at limiting deviations from the return of the Russell 1000 Growth Index. Marsico Capital uses a more active strategy to select a smaller number of high-conviction positions from anywhere in the growth investment spectrum. We expect the overall Portfolio’s performance profile to behave like a traditional growth strategy, but to benefit from the separate strengths of each asset manager.

The Russell 1000 Index is much broader than the S&P 500 Index, including firms that may be classified as midcaps. In a generally weak to mediocre U.S. equity market, the performance of midcap stocks stood out and pulled up the benchmark return. Value stocks outperformed growth over most of the year, although growth stocks surged in the fourth quarter. The broad market’s strength was concentrated in energy-related industries, while consumer discretionary (cyclical) stocks were particularly weak.

The Portfolio beat the Index because of good stock selection by three of the year’s four managers, Columbus Circle, Marsico Capital, and Goldman Sachs. Overall returns were above the comparable sectors of the benchmark in the commercial services, financials, and noncyclical sectors, but trailed the benchmark in healthcare and consumer services.

One objective of our changes was to reduce the sensitivity of the Portfolio to movements of the overall market. Unfortunately, the Portfolio was still more vulnerable than average to market direction in the first part of the year, when large-cap growth stocks generally performed poorly. We saw less sensitivity under the new managers later in the year, but this limited the benefit of the spike in growth stocks late in the year.

Sector emphases had a small negative impact, as exposure to the technology sector was mismatched to the market’s strengths during the year. Oak Associates’ large

THE TARGET PORTFOLIO TRUST	7

Investment Manager’s Report (continued)

overweight in technology early in the year, when the technology sector of the Index declined sharply, and Marsico Capital’s underweight in the sector later in the year, when technology outperformed, both detracted from performance. However, Marsico Capital also significantly overweighted the strong financials sector, which mitigated the poor sector distribution.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

8	THE TARGET PORTFOLIO TRUST

Large Capitalization Value Portfolio

The total return of the Large Capitalization Value Portfolio was 6.50% in 2005. During the same period, the S&P 500 Index returned 4.91%, the Russell 1000® Value Index (the Index) returned 7.05%, and the Lipper Multi-Cap Value Funds Average was 6.37%.

Hotchkis and Wiley Capital Management, LLC and J.P. Morgan Investment Management, Inc. subadvised portions of the Portfolio. We added NFJ Investment Group L.P. as a third subadvisor effective December 19, 2005. Whereas JP Morgan has a large portfolio that is generally like the Russell 1000 Value Index in its sector distribution and risk characteristics, the other two subadvisors manage smaller portfolios in complementary value styles. Hotchkis & Wiley focuses on dividends and the profitable reinvestment of retained earnings, whereas NFJ has a “deep value” style emphasizing low ratios of share prices to corporate earnings. We expect the overall Portfolio’s performance profile to behave like a traditional value strategy, but to benefit from the separate strengths of each asset manager.

The Russell 1000 Index is much broader than the S&P 500, including firms that may be classified as midcaps. In a generally weak to mediocre U.S. equity market, the performance of midcap stocks stood out and pulled up the benchmark return. Value stocks outperformed growth over most of the year, although growth stocks surged in the fourth quarter. The broad market’s strength was concentrated in energy-related industries, while consumer discretionary (cyclical) stocks were particularly weak.

The Portfolio underperformed the Index because of weak stock selection, particularly in the consumer cyclical and technology sectors. It also underweighted certain stocks in the benchmark that had exceptionally strong gains.

The risk characteristics of the overall Portfolio added value, offsetting some of the impact of stock selection. Compared with its benchmark, the Portfolio emphasized securities that had greater value characteristics and firms whose earnings and share price had been accelerating; it underweighted firms that paid dividends or had greater growth characteristics. These emphases all were rewarded by the market. In addition, overweights compared with the benchmark in the consumer services and technology sectors improved the Portfolio’s performance. However, the benefit of the sector weightings was reduced by a sizable underweight in energy. Hotchkis & Wiley was responsible for the strong sector distribution.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	9

Investment Manager’s Report (continued)

Small Capitalization Growth Portfolio

The total return of the Small Capitalization Growth Portfolio was 4.54% in 2005. During the same period, the Russell 2000® Index returned 4.55%, the Russell 2000® Growth Index (the Index) returned 4.15%, and the Lipper Small-Cap Growth Funds Average was 5.66%.

The Portfolio was subadvised by Transamerica Investment Management, Inc. (which acquired Westcap Investors, LLC, a subadvisor to the Portfolio) and RS Investment Management, L.P. Both use traditional growth investment styles, but they tend to look in different parts of the small-cap growth market.

Small-cap stocks, somewhat unexpectedly, outperformed large-caps in 2005, in a generally weak domestic stock market. Value stocks modestly outperformed growth in the small-cap universe. Despite a fourth-quarter reversal, the energy sector was by far the strongest sector in both growth and value components of the small-cap Russell 2000 Index, while the technology sector declined slightly in both. The consumer staples (noncyclical) and utilities sector were also strong in the growth benchmark, but they make up only a small part of it.

The Portfolio’s modest outperformance of the Index was due primarily to good stock selection, particularly in the technology and industrials sectors. Holdings in the consumer discretionary sector, primarily specialty retailers, detracted from performance. Whereas the return of its technology holdings was above-benchmark, the Portfolio would have performed better had it not had as large an overall exposure to this weak sector. It also was hurt by an overweight compared with the benchmark in the commercial services sector and an underweight in the stronger biotechnology industry.

On other characteristics of the overall Portfolio, the emphases of the two subadvisors’ portfolios offset one another, and the overall impact was negligible.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

10	THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

The total return of the Small Capitalization Value Portfolio was 10.10% in 2005. During the same period, the Russell 2000 Index returned 4.55%, the Russell 2000 Value Index (the Index) returned 4.71%, and the Lipper Small-Cap Core Funds Average was 6.42%.

It is particularly important in small cap value investing to understand the businesses of the companies in which you invest. Small companies are more vulnerable than large to economic trends and unanticipated events, and firms that are inexpensively valued tend to be poorly known. This creates opportunities for substantial payoffs, but it also makes research a critical variable. Moreover, asset managers may reach the limits of the size of the position they can hold in small firms while still remaining uninvolved in control of the firm. For these reasons, it is more common for managers in this asset class to reach the limits of their research capacity than in many others. That is why the Portfolio’s multi-manager structure is so valuable. As subadvisors reach their capacity limits, we may add new subadvisors. We began the year with EARNEST Partners, LLC and NFJ Investment Group LP. Effective July 13, 2005, we added Lee Munder Capital Group Investments Ltd. and JP Morgan Investment Management, Inc. both of which reached their capacity constraints within the year. We added Vaughan Nelson Investment Management as of November 11, 2005.

Small-cap stocks, somewhat unexpectedly, outperformed large-caps in 2005, although the domestic stock markets were generally weak. Value stocks modestly outperformed growth in the small-cap universe. Despite a fourth-quarter reversal, the energy sector was by far the strongest sector in both growth and value components of the small-cap Russell 2000 Index, while the technology sector declined slightly in both. The utilities sector also included many of the strongest performers in the small-cap value benchmark. Consumer-related industries, particularly the automobile industry, were weak.

Many of the Portfolio’s holdings, particularly in the healthcare, energy, industrials, and basic materials sectors, substantially outperformed their sector averages. Earnest and NFJ contributed most of the strongest positions. The Portfolio also benefited from being overweight compared with the Index in the strong energy and basic materials sectors, although these emphases were the consequence of finding more opportunities in those sectors, not of trying to forecast which sectors would perform well. Most of the overweight in these sectors was due to NFJ.

THE TARGET PORTFOLIO TRUST	11

Investment Manager’s Report (continued)

The overall Portfolio was less exposed to firms that paid higher dividends or that had volatile earnings cycles. Both of these characteristics were associated with above-benchmark returns in 2005. NFJ’s investment style emphasizes dividend payments, but it was offset by the choices of other subadvisors.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

12	THE TARGET PORTFOLIO TRUST

International Equity Portfolio

The total return of the International Equity Portfolio was 14.12% in 2005. During the same period, the MSCI EAFE Index rose 13.54% and the Lipper International Large-Cap Value Funds Average was 14.00%.

The Portfolio was subadvised by Lazard Asset Management through April 12, 2005, and thereafter by LSV Asset Management and Thornburg Investment Management, Inc. Both new subadvisors use value styles. LSV uses a purely quantitative style based upon studies of the biases of most investors. Their methods look for undervalued stocks with near-term potential for appreciation. Thornburg’s process is based upon research into the business fundamentals of companies whose stocks are found to be attractive on various measures of value. The Portfolio underperformed its MSCI EAFE Index benchmark in the first quarter of 2005, so its outperformance of the Index over the full year is due to the new team.

Developed market international stocks performed extraordinarily well in 2005. However, the rise of the U.S. dollar against other major currencies eroded the benefit to U.S.-based investors. Even after a substantial reduction by translation into dollars, the foreign markets outperformed domestic stocks by a large margin. The Portfolio’s EAFE benchmark includes stocks of developed markets countries in Europe, Australasia, and the Far East. Value and growth styles in the EAFE Index performed similarly, with a slight edge to value. Stocks of emerging markets countries, boosted by raw materials prices and East Asian electronics industries, performed even better than those of developed countries, and their currencies were more stable against the dollar.

The Portfolio benefited from nonbenchmark exposure to emerging markets, with particularly good returns in Mexico, South Korea, and Brazil. Stock selection within the Portfolio’s core markets was strong across a broad swath of Europe and Asia. The Nordic countries were an exception, however, with good results concentrated in Finland. The Portfolio’s holdings outperformed comparable sectors of the benchmark in all of the Index’s strongest sectors except materials. Its positions in wireless telecommunications firms and diversified financial companies stood out particularly. An emphasis on stocks of smaller companies and good stock selection among smaller firms also helped the Portfolio’s performance.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	13

Investment Manager’s Report (continued)

International Bond Portfolio

The total return of the International Bond Portfolio was 3.95% in 2005. During the same period, the Citigroup non-U.S. World Government Bond Index (Hedged) returned 5.69%, the Citigroup Non-U.S. World Government Bond Index (Unhedged) returned –9.20%, and the Lipper International Income Funds Average returned –4.88%. The Portfolio was subadvised by Pacific Investment Management Company LLC (PIMCO).

Non-U.S. bond markets, on average, performed better than the domestic markets in 2005, but the rise of the U.S. dollar against the yen, euro, and pound sterling eroded the benefit for unhedged U.S. investors. After years of economic stagnation and then export-driven signs of revival, Japan began a convincing economic recovery based on rising domestic demand. The increased demand for credit pushed interest rates up, edging down the prices of existing Japan bonds. However, economic growth in most of Europe was more sluggish. The region’s bonds outperformed those of the United States and Japan. Yields remained generally low throughout the developed markets countries. As investors searched for incrementally higher yields, they bought emerging markets bonds. The increased demand pushed yields in emerging markets down, aided by improving credit fundamentals as demand for basic materials and Asian electronic goods strengthened emerging markets economies.

The Portfolio benefited from a short position on United States bonds, a market not in the benchmark. The benefit was moderated because it created additional exposure to short-to-intermediate interest rates. Most of the Portfolio’s geographic sector emphases had positive impacts, including overweights in Europe and emerging markets and an underweight in Japan. However, an underweight in Canada detracted somewhat from performance.

An exposure to U.S. mortgage-backed and corporate bonds also reduced performance, as did unhedged exposure to the yen and euro.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

14	THE TARGET PORTFOLIO TRUST

Total Return Bond Portfolio

The Total Return Bond Portfolio returned 2.60% in 2005. During the same period, the Lehman Brothers U.S. Aggregate Bond Index (the Index) returned 2.43% and the Lipper Corporate Debt BBB-Rated Funds Average was 1.97%. The Portfolio was subadvised by Pacific Investment Management Company LLC (PIMCO).

The resilient U.S. bond market posted a modest positive return despite rising short-term interest rates, inflation jitters, and economic uncertainty. The Fed continued its pressure on short-term rates with eight small increases during the year. However, the 10-year Treasury note ended the year with little change from where it began. Treasurys, federal agency securities, mortgage-backed securities, and other major U.S. bond sectors posted modest returns, but investment-grade and high yield corporate bonds faced additional challenges. Meanwhile, strong global economic expansion, investors’ search for attractive yields, and improving credit quality continued to support emerging-market bonds.

The Portfolio’s outperformance of the Index was due in part to an allocation to non-U.S. developed market government debt. Slower economic growth outside the United States meant less upward pressure on interest rates, which drives down the prices of bonds already on the market. The Portfolio also benefited from an underweight versus the Index in investment grade corporate debt and from an exposure to emerging markets debt.

The Portfolio was more sensitive to the movement of interest rates than the Index, hurting its performance during the second half of the year when interest rates rose. Performance also was eroded by an overweight versus the Index in mortgage-backed securities, which trailed Treasurys of similar duration. However, good security selection within the mortgage-backed sector mitigated the impact.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	15

Investment Manager’s Report (continued)

Intermediate-Term Bond Portfolio

The total return of the Intermediate-Term Bond Portfolio was 1.88% in 2005. During the same period, the Lehman Brothers Intermediate Government/Credit Bond Index (the Index) returned 1.58% and the Lipper Intermediate Investment-Grade Debt Funds Average was 1.78%. The Portfolio was subadvised by Pacific Investment Management Company LLC (PIMCO).

The resilient U.S. bond market posted a modest positive return despite rising short-term interest rates, inflation jitters, and economic uncertainty. The Fed continued its pressure on short-term rates with eight small increases during the year. However, the 10-year Treasury note ended the year with little change from where it began. Treasurys, federal agency securities, mortgage-backed securities, and other major U.S. bond sectors posted modest returns, but investment-grade and high yield corporate bonds faced additional challenges. Meanwhile, strong global economic expansion, investors’ search for attractive yields, and improving credit quality continued to support emerging-markets bonds.

The Portfolio outperformed the Index in part because it had less exposure to investment-grade corporate debt than the Index and an allocation to emerging markets bonds. Both emphases improved its relative performance. Performance also was helped by a modest overweight compared with the Index in bonds with longer maturities. This distribution of maturities worked in its favor as interest rates at longer terms remained relatively stable while shorter terms rose, bringing down the prices of short-term bonds. However, the average exposure to rising interest rates of all of the Portfolio’s holdings was above that of its benchmark late in the year, detracting from its performance as average interest rates rose.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

16	THE TARGET PORTFOLIO TRUST

Mortgage Backed Securities Portfolio

The total return of the Mortgage Backed Securities Portfolio was 2.29% in 2005, versus 2.73% for the Citigroup Mortgage-Backed Securities Index and 1.93% for the Lipper U.S. Mortgage Funds Average. The Portfolio was subadvised by Wellington Management Company, LLP.

The resilient U.S. bond market posted a modest positive return despite rising short-term interest rates, inflation jitters, and economic uncertainty. The Fed continued its pressure on short-term rates with eight small increases during the year. However, the 10-year Treasury note ended the year with little change from where it began. Mortgage-backed securities posted modest returns, better than corporate bonds but less than long-term government bonds or municipals.

The Portfolio’s performance was augmented by the use of strategies that, in effect, allowed Wellington to trade the potential appreciation of its bond holdings for higher yield. These trades used financial contracts that exchange certain risk exposures with other investors for limited periods of time without changing ownership of the underlying securities. They provided flexibility that Wellington used to increase the diversification and yield of the Portfolio.

Bond selection was strong, particularly among securities issued by the Government National Mortgage Association (Ginnie Mae) and general mortgage-backed securities. The Portfolio benefited from Wellington’s close attention to the relationship of risk and yield in search of undervalued securities.

The Portfolio’s distribution along the range of maturities (yield curve positioning) detracted somewhat from its return. It was more exposed than the Index to the sharp rise in short-term interest rates.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	17

Investment Manager’s Report (continued)

U.S. Government Money Market Portfolio

The U.S. Government Money Market Portfolio returned 2.59% in 2005. During the same period, the Lipper U.S. Government Money Market Portfolio Funds Average was 2.43%. The Portfolio was subadvised by Wellington Management Company, LLP.

Yields on money market securities rose in 2005 reflecting a trend toward higher short-term interest rates in the United States. Policymakers at the Federal Reserve continued their ongoing campaign to increase short-term interest rates to rein in U.S. economic growth and check inflationary pressures. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was raised 13 times in quarter-point increments, from 1.00% to 4.25%. Eight of the increases occurred in 2005.

During the year, the Portfolio increased its exposure to repurchase agreements, a short-term transaction in which it sold U.S. Treasury bills that it agreed to buy back at a specified price within one or two days. In effect, the Portfolio took out short-term loans using its Treasury bills as collateral. It benefited by investing the money in government securities that provided higher yields than Treasury bills. The Portfolio also increased its holdings of federal agency securities, which performed relatively well in 2005.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

18	THE TARGET PORTFOLIO TRUST

Fees and Expenses (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, TARGET program fees and other Trust expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. This example does not reflect TARGET program fees. If TARGET program fees were included, the costs would be higher.

The example is based on an investment of $1,000 invested on July 1, 2005, at the beginning of the period, and held through the six-month period ended December 31, 2005.

The Trust’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Trust, that you own. You should consider the additional fees that were charged to your Trust account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before

THE TARGET PORTFOLIO TRUST	19

Fees and Expenses (continued)

expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Capitalization Growth Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000.00	$1,102.00	0.74%	$3.92
Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

Large Capitalization Value Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000.00	$1,038.10	0.73%	$3.75
Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72

Small Capitalization Growth Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000.00	$1,072.20	0.90%	$4.70
Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

Small Capitalization Value Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000.00	$1,044.30	0.78%	$4.02
Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97

20	THE TARGET PORTFOLIO TRUST

International Equity Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000.00	$1,159.20	0.98%	$5.33
Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

International Bond Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000.00	$1,003.60	1.57%	$7.93
Hypothetical	$1,000.00	$1,017.29	1.57%	$7.98

Total Return Bond Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000.00	$1,001.00	0.77%	$3.88
Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92

Intermediate-Term Bond Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000.00	$1,003.60	0.62%	$3.13
Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16

Mortgage Backed Securities Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000.00	$1,004.70	2.09%	$10.56
Hypothetical	$1,000.00	$1,014.67	2.09%	$10.61

U.S. Government Money Market Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000.00	$1,016.40	0.73%	$3.71
Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2005 (to reflect the six-month period).

THE TARGET PORTFOLIO TRUST	21

This Page Intentionally Left Blank

Portfolio of Investments As of December 31, 2005	Large Capitalization Growth Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—100.1%

	Common Stocks

	Aerospace & Defense—2.5%
41,500	Boeing Co	$2,914,960
20,800	General Dynamics Corp.	2,372,240
32,900	Lockheed Martin Corp.	2,093,427
6,600	Northrop Grumman Corp.	396,726

		7,777,353

	Agriculture/Heavy Equipment—2.1%
39,500	Altria Group, Inc.	2,951,440
61,400	Archer-Daniels-Midland Co.	1,514,124
25,100	Monsanto Co.	1,946,003

		6,411,567

	Automobile Manufacturers
258	Toyota Motor Corp., ADR	26,992

	Automotive Parts—0.5%
34,000	Autoliv, Inc. (Sweden)	1,544,280

	Beverages—0.3%
14,300	PepsiCo., Inc.	844,844

	Biotechnology—7.0%
93,267	Amgen, Inc.(a)	7,355,036
116,315	Genentech, Inc.	10,759,137
47,279	Genzyme Corp.(a)	3,346,408

		21,460,581

	Broadcasting—0.1%
9,600	Clear Channel Communications, Inc.	301,920

	Chemicals—0.6%
32,500	Praxair, Inc.	1,721,200

	Clothing & Apparel—0.6%
55,000	Coach, Inc.(a)	1,833,700

	Commercial Services—1.2%
19,100	Cendant Corp.	329,475
29,100	McKesson Corp.	1,501,269
28,400	Moody’s Corp.	1,744,328

		3,575,072

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	23

Large Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Computer Hardware—4.3%
98,123	Apple Computer, Inc.(a)	$7,054,062
43,500	Cadence Design System, Inc.	736,020
5,500	Computer Sciences Corp.(a)	278,520
9,900	Dell, Inc.(a)	296,901
53,700	Hewlett-Packard Co.	1,537,431
16,400	International Business Machines Corp.	1,348,080
12,700	Synopsys, Inc.	254,762
87,400	Western Digital Corp.(a)	1,626,514

		13,132,290

	Computer Services & Software—2.6%
34,320	Global Payments, Inc.	1,599,655
163,200	Microsoft Corp.	4,267,680
8,000	DST Systems, Inc.(a)	479,280
26,200	Electronic Data Systems Corp.	629,848
15,500	SanDisk Corp.	973,710

		7,950,173

	Computer Software—0.5%
37,600	Autodesk, Inc.	1,614,920

	Construction—1.9%
29,260	KB Home	2,126,032
44,480	Lennar Corp. (Class A Shares)	2,714,169
30,400	Toll Brothers, Inc.(a)	1,053,056

		5,893,257

	Consumer Products & Services—3.2%
11,100	American Greetings Corp., (Class A shares)	243,867
157,645	Proctor & Gamble Co.	9,124,493
12,200	UST, Inc.	498,126

		9,866,486

	Diversified—0.2%
5,600	Illinois Tool Works, Inc.	492,744
2,000	3M Co.	155,000

		647,744

	Electronic Components—1.9%
54,600	Agilent Technologies, Inc.	1,817,634
31,800	Avnet, Inc.(a)	761,292
16,900	Emerson Electric Co.	1,262,430
28,500	Energizer Holdings, Inc.(a)	1,419,015
14,300	Raytheon Co.	574,145

		5,834,516

See Notes to Financial Statements beginning on page 130

24	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Energy—0.4%
23,900	TXU Corp.	$1,199,541

	Entertainment & Leisure—0.1%
14,700	Regal Entertainment Group (Class A Shares)	279,594

	Environmental Services—0.3%
28,500	Republic Services, Inc.	1,070,175

	Financial - Bank & Trust—3.4%
33,200	Bank of America Corp.	1,532,180
3,700	Bank of Hawaii Corp.	190,698
44,792	Countrywide Financial Corp.	1,531,438
6,300	Downey Financial Corp.	430,857
58,500	UBS AG (Switzerland)	5,566,275
5,600	UnionBanCal Corp.	384,832
23,200	Washington Mutual, Inc.	1,009,200

		10,645,480

	Financial Services—8.2%
63,500	AmeriCredit Corp.(a)	1,627,505
540	Ameriprise Financial, Inc.	22,140
18,500	Ameritrade Holding Corp.	444,000
17,700	Chicago Mercantile Exchange Holdings, Inc.	6,504,573
43,900	Goldman Sachs Group, Inc.	5,606,469
4,900	JPMorgan Chase & Co.	194,481
38,488	Lehman Brothers Holdings, Inc.	4,933,007
13,300	Merrill Lynch & Co., Inc.	900,809
90,710	SLM Corp.	4,997,214

		25,230,198

	Food & Beverage—0.1%
7,200	Pilgrim’s Pride Corp.	238,752

	Foods—0.6%
2,800	Hershey Co. (The)	154,700
59,000	Kroger Co. (The)(a)	1,113,920
11,600	Supervalue, Inc.	376,768
9,600	Tyson Foods, Inc., (Class A Shares)	164,160

		1,809,548

	Health—0.2%
12,500	Coventry Health Care, Inc.(a)	712,000

	Healthcare—0.6%
7,600	Guidant Corp.	492,100
23,500	Humana, Inc.(a)	1,276,755

		1,768,855

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	25

Large Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Healthcare Services—6.1%
12,100	Aetna, Inc.	$1,141,151
37,000	AmerisourceBergen Corp.	1,531,800
42,900	Quest Diagnostics, Inc.	2,208,492
222,855	UnitedHealth Group, Inc.	13,848,210

		18,729,653

	Hotels & Motels—2.8%
9,800	Choice Hotels International, Inc.	409,248
116,800	MGM Mirage(a)	4,283,056
9,524	Station Casinos, Inc.	645,727
62,500	Wynn Resorts Ltd.(a)	3,428,125

		8,766,156

	Insurance—1.8%
7,400	Chubb Corp.	722,610
16,200	Loews Corp.	1,536,570
25,500	MBIA, Inc.	1,534,080
15,062	Progressive Corp.	1,758,940

		5,552,200

	Internet Services—1.4%
7,550	Google, Inc., (Class A Shares)(a)	3,132,193
18,300	Symantec Corp.(a)	320,250
16,500	Fair Isaac Corp.	728,805
20,400	MPS Group, Inc.(a)	278,868

		4,460,116

	Machinery & Equipment—1.7%
91,391	Caterpillar, Inc.	5,279,658

	Manufacturing—4.0%
2,500	Eaton Corp.	167,725
333,511	General Electric Co.	11,689,561
2,400	Harsco Corp.	162,024
3,500	ITT Industries, Inc.	359,870

		12,379,180

	Media—2.1%
23,000	Comcast Corp., (Class A Shares)(a)	597,080
217,400	Liberty Media Corp., (Class A Shares)(a)	1,710,938
8,200	McGraw-Hill Cos., Inc.	423,366
94,500	Time Warner, Inc.(a)	1,648,080
15,800	Univision Communications, Inc., (Class A Shares)(a)	464,362
53,700	Viacom, Inc., (Class B Shares)	1,750,620

		6,594,446

See Notes to Financial Statements beginning on page 130

26	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Medical Supplies & Equipment—4.7%
8,200	Becton Dickinson & Co.	$492,656
95,300	Johnson & Johnson	5,727,530
108,860	Medtronic, Inc.	6,267,070
39,100	St. Jude Medical, Inc.(a)	1,962,820

		14,450,076

	Metals & Mining—0.5%
22,900	Southern Copper Corp.	1,533,842

	Oil, Gas & Consumable Fuels—2.5%
24,600	Devon Energy Corp.	1,538,484
8,900	EOG Resources, Inc.	652,993
29,507	Halliburton Co.	1,828,254
19,600	Helmerich & Payne, Inc.	1,213,436
10,900	Pogo Producing Co.	542,929
22,100	Sunoco, Inc.	1,732,198
6,500	Ultra Petroleum Corp.	362,700

		7,870,994

	Pharmaceuticals—1.8%
6,700	Allergan, Inc.	723,332
29,089	Amylin Pharmaceuticals, Inc.	1,161,233
5,400	Endo Pharmaceuticals Holdings, Inc.(a)	163,404
3,500	Hospira, Inc.	149,730
20,100	KOS Pharmaceuticals, Inc.(a)	1,039,773
48,500	Merck & Co., Inc.	1,542,785
38,900	Pfizer, Inc.	907,148

		5,687,405

	Pipelines—0.1%
5,000	Equitable Resources, Inc.	183,450

	Printing & Publishing
2,900	Banta Corp.	144,420

	Real Estate—0.9%
13,496	MDC Holdings, Inc.	836,482
28,423	St. Joe Co. (The)	1,910,594

		2,747,076

	Real Estate Investment Trust—0.2%
2,600	Camden Property Trust	150,592
3,600	ProLogis	168,192
2,200	Public Storage, Inc.	148,984

		467,768

	Restaurants—1.9%
35,648	Starbucks Corp.(a)	1,069,797
100,882	Yum! Brands, Inc.	4,729,348

		5,799,145

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	27

Large Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Retail & Merchandising—9.6%
76,700	Circuit City Stores, Inc.	$1,732,653
158,700	CVS Corp.	4,192,854
16,200	Colgate-Palmolive Co.	888,570
43,600	Darden Restaurants, Inc.	1,695,168
11,900	Dillard’s, Inc., (Class A Shares)	295,358
70,645	Home Depot, Inc.	2,859,710
106,200	Lowe’s Cos., Inc.	7,079,292
30,000	Nordstrom, Inc.	1,122,000
10,800	Payless Shoesource, Inc.(a)	271,080
9,200	Saks`s Inc.	155,112
82,900	Target Corp.	4,557,013
17,600	The Men’s Wearhouse, Inc.(a)	518,144
62,200	Walgreen Co.	2,752,972
28,300	Wal-Mart Stores, Inc.	1,324,440

		29,444,366

	Retailing—0.6%
19,000	Autonation, Inc.(a)	412,870
30,700	Chico’s FAS, Inc.(a)	1,348,651

		1,761,521

	Semiconductors—2.1%
32,700	Freescale Semiconductor, Inc., (Class B Shares)(a)	823,059
206,100	Intel Corp.	5,144,256
17,900	Lam Research Corp.	638,672

		6,605,987

	Semiconductors/Semi Cap—1.2%
87,000	Texas Instruments, Inc.	2,790,090
62,600	Micron Technology, Inc.	833,206

		3,623,296

	Telecommunications—5.4%
44,300	Abbott Laboratories	1,746,749
12,100	America Movil SA de CV, ADR (Mexico)	354,046
163,400	Cisco Systems, Inc.(a)	2,797,408
33,200	Comverse Technology, Inc.(a)	882,788
77,600	Corning, Inc.(a)	1,525,616
189,874	Motorola, Inc.	4,289,254
10,000	NII Holdings, Inc.(a)	436,800
99,617	QUALCOMM, Inc.	4,291,500
12,207	Sprint Nextel Corp.	285,155

		16,609,316

See Notes to Financial Statements beginning on page 130

28	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Transportation—4.9%
37,488	Burlington Northern Santa Fe Corp.	$2,654,900
30,200	CSX Corp.	1,533,254
75,500	FedEx Corp.	7,805,945
8,200	GATX Corp.	295,856
30,000	Norfolk Southern Corp.	1,344,900
17,215	Union Pacific Corp.	1,385,980

		15,020,835

	Utilities—0.4%
30,600	PSE&G Corp.	1,135,872

	Total long-term investments (cost $276,549,105)	308,237,816

	SHORT-TERM INVESTMENT—0.1%

	Affiliated Money Market Mutual Fund
210,597	Dryden Core Investment Fund - Taxable Money Market Series (cost $210,597; Note 3)(b)	210,597

	Total Investments—100.2% (cost $276,759,702; Note 5)	308,448,413
	Liabilities in excess of other assets—(0.2%)	(613,759)

	Net Assets—100%	$307,834,654

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund - Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

Retail & Merchandising	9.6%
Financial Services	7.9
Biotechnology	7.0
Healthcare Services	6.1
Telecommunications	5.4
Transportation	4.9
Medical Supplies & Equipment	4.7
Computer Hardware	4.3
Manufacturing	4.0
Financial—Bank & Trust	3.4
Consumer Products & Services	3.2
Hotels & Motels	2.8
Computer Services & Software	2.6
Aerospace & Defense	2.5
Oil, Gas & Consumable Fuels	2.5
Agriculture/Heavy Equipment	2.1
Media	2.1

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	29

Large Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

Semiconductors	2.1%
Construction	1.9
Electronic Components	1.9
Restaurants	1.9
Insurance	1.8
Pharmaceuticals	1.8
Machinery & Equipment	1.7
Internet Services	1.4
Commercial Services	1.2
Semiconductors/Semi Cap	1.2
Real Estate	0.9
Chemicals	0.6
Clothing & Apparel	0.6
Foods	0.6
Health Care	0.6
Retailing	0.6
Automotive Parts	0.5
Computer Software	0.5
Metals & Mining	0.5
Energy	0.4
Utilities	0.4
Banks	0.3
Beverages	0.3
Environmental Services	0.3
Diversified	0.2
Health	0.2
Real Estate Investment Trust	0.2
Broadcasting	0.1
Entertainment & Leisure	0.1
Food & Beverage	0.1
Pipelines	0.1
Affiliated Money Market Mutual Fund	0.1

100.2
Liabilities in excess of other assets	(0.2)

Total	100.0%

See Notes to Financial Statements beginning on page 130

30	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of December 31, 2005	Large Capitalization Value Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—98.6%

	Common Stocks

	Aerospace/Defense—2.4%
35,700	Lockheed Martin Corp.	$2,271,591
66,100	Northrop Grumman Corp.	3,973,271
60,100	Raytheon Co.	2,413,015

		8,657,877

	Automobiles—0.6%
30,300	Paccar, Inc.(a)	2,097,669

	Automotive Components—1.3%
80,762	Delphi Corp.(a)	23,502
44,700	Johnson Controls, Inc.	3,259,077
23,500	Lear Corp.	668,810
10,100	Magna International, Inc. (Class “A” Stock)(a)	726,998

		4,678,387

	Beverages—1.3%
48,500	Coca-Cola Co. (The)	1,955,035
94,100	Coca-Cola Enterprises, Inc.	1,803,897
23,900	Anheuser-Busch Cos., Inc.	1,026,744

		4,785,676

	Biotechnology
1,700	Amgen, Inc.(a)	134,062

	Building Materials—0.9%
111,800	Masco Corp.	3,375,242

	Capital Markets
24,100	E*Trade Financial Corp.(a)	502,726

	Chemicals—2.9%
30,100	Air Products & Chemicals, Inc.	1,781,619
72,900	Dow Chemical Co.	3,194,478
3,600	Du Pont de Nemours & Co.	153,000
31,900	Nalco Holding Co.(a)	564,949
40,000	PPG Industries, Inc.	2,316,000
28,000	Praxair, Inc.	1,482,880
17,800	Rohm & Haas Co.	861,876

		10,354,802

	Commercial Banks—8.1%
2,400	BB&T Corp.	100,584
214,700	Bank of America Corp.	9,908,405
146,100	KeyCorp	4,811,073

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	31

Large Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Commercial Banks (cont’d.)
5,200	Marshall & Ilsley Corp.	$223,808
63,700	Mellon Financial Corp.	2,181,725
72,400	North Fork Bancorporation, Inc.	1,980,864
19,400	State Street Corp.	1,075,536
113,700	U.S. Bancorp	3,398,493
10,500	UnionBanCal Corp.	721,560
11,900	Wachovia Corp.	629,034
58,300	Wells Fargo & Co.	3,662,989
6,300	Zions Bancorp	476,028

		29,170,099

	Commercial Services & Supplies—1.4%
215,600	Cendant Corp.	3,719,100
100	McKesson Corp.	5,159
3,075	PHH Corp.(a)	86,161
38,700	Waste Management, Inc.	1,174,545

		4,984,965

	Computers & Peripherals—1.4%
6,100	Affiliated Computer Services, Inc. (Class “A” Stock)	360,998
9,700	Dell, Inc.(a)	290,903
2,300	EMC Corp.(a)	31,326
127,800	Hewlett-Packard Co.	3,658,914
7,500	IBM Business Machines Corp.	616,500
2,100	NCR Corp.(a)	71,274

		5,029,915

	Consumer Finance—0.7%
96,900	MBNA Corp.	2,630,835

	Consumer Products—0.1%
3,600	Procter & Gamble Co.	208,368

	Diversified Financial Services—9.0%
42,200	CIT Group, Inc.	2,185,116
6,100	Capital One Financial Corp.	527,040
239,400	Citigroup, Inc.	11,618,082
108,200	Countrywide Credit Industries, Inc.	3,699,358
23,000	Goldman Sachs Group, Inc.	2,937,330
43,400	JPMorgan Chase & Co.	1,722,546
24,700	Lehman Brothers Holdings, Inc.	3,165,799
18,400	MBIA, Inc.	1,106,944
31,800	Merrill Lynch & Co., Inc.	2,153,814
44,300	Morgan Stanley	2,513,582
23,900	Principal Financial Group, Inc.	1,133,577

		32,763,188

See Notes to Financial Statements beginning on page 130

32	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Diversified Telecommunication Services—0.4%
66,300	Sprint Nextel Corp.	$1,548,768

	Electric Utilities—4.5%
1,300	American Electric Power Co., Inc.	48,217
53,100	CMS Energy Corp.(a)	770,481
26,000	Consolidated Edison, Inc.	1,204,580
8,100	Constellation Energy Group, Inc.	466,560
27,300	Duke Energy Corp.	749,385
17,500	Edison International	763,175
16,400	Entergy Corp.	1,125,860
87,500	FPL Group, Inc.	3,636,500
16,496	FirstEnergy Corp.	808,139
16,000	PG&E Corp.	593,920
44,000	PPL Corp.	1,293,600
17,100	Pinnacle West Capital Corp.	707,085
59,400	TXU Corp.	2,981,286
11,900	Wisconsin Energy Corp.	464,814
39,300	Xcel Energy, Inc.	725,478

		16,339,080

	Exchange Traded Fund—0.3%
14,790	iShares Russell 1000 Value Index Fund	1,020,954

	Food & Staples Retailing—0.5%
91,300	Albertson’s, Inc.	1,949,255

	Food Products—2.1%
84,700	Archer-Daniels-Midland Co.	2,088,702
2,800	Campbell Soup Co.	83,356
103,600	ConAgra Foods, Inc.	2,101,008
2,700	Heinz Co., H.J.	91,044
1,600	Kellogg Co.	69,152
41,100	Kraft Foods, Inc. (Class “A” Stock)	1,156,554
35,800	Sara Lee Corp.	676,620
2,600	Sysco Corp.	80,730
35,500	Unilever PLC (United Kingdom)	1,424,260

		7,771,426

	Gas & Pipeline Utilities—1.0%
23,800	Northeast Utilities	468,622
58,700	Valero Energy Corp.	3,028,920

		3,497,542

	Healthcare Equipment & Supplies—1.4%
4,600	Bausch & Lomb, Inc.	312,340
9,100	Boston Scientific Corp.(a)	222,859
1,900	Cooper Cos, Inc. (The)	97,470
14,600	Eli Lilly & Co.	826,214
12,900	Sepracor, Inc.(a)	665,640
58,800	Wyeth	2,708,916
3,500	Zimmer Holdings, Inc.(a)	236,040

		5,069,479

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	33

Large Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Healthcare Providers & Services—2.1%
6,800	Aetna, Inc.	$641,308
42,800	HCA, Inc.	2,161,400
127,000	Tenet Healthcare Corp.(a)	972,820
47,300	WellPoint, Inc.(a)	3,774,067

		7,549,595

	Hotels, Restaurants & Leisure—1.8%
11,900	Carnival Corp.	636,293
19,696	Harrah’s Entertainment, Inc.	1,404,128
16,100	Hilton Hotels Corp.	388,171
81,400	McDonald’s Corp.	2,744,808
2,100	Starwood Hotels & Resorts Worldwide, Inc.	134,106
22,500	Yum! Brands, Inc.	1,054,800

		6,362,306

	Household Durables—1.5%
1,700	Centex Corp.	121,533
79,200	Lennar Corp. (Class “A” Stock)	4,832,784
5,480	Lennar Corp. (Class “B” Stock)	310,661

		5,264,978

	Household Products—0.9%
13,600	Fortune Brands, Inc.	1,061,072
39,300	Kimberly-Clark Corp.	2,344,245

		3,405,317

	Industrial Conglomerates—2.2%
81,800	General Electric Co.	2,867,090
136,800	Tyco International Ltd. (Bermuda)	3,948,048
13,700	3M Co.	1,061,750

		7,876,888

	Industrial Machinery—1.0%
37,400	Deere & Co.	2,547,314
15,400	Eaton Corp.	1,033,186

		3,580,500

	Industrial Products—0.1%
3,400	Mohawk Industries, Inc.(a)	295,732

	Insurance—9.6%
4,100	AFLAC, Inc.	190,322
83,200	Allstate Corp. (The)	4,498,624
13,800	Ambac Financial Group, Inc.	1,063,428
18,400	American International Group, Inc.	1,255,432
8,400	AON Corp.	301,980

See Notes to Financial Statements beginning on page 130

34	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Insurance (cont’d.)
23,800	Assurant, Inc.	$1,035,062
96,800	Genworth Financial, Inc.	3,347,344
23,600	Hanover Insurance Group, Inc.	985,772
25,600	Hartford Financial Services Group, Inc. (The)	2,198,784
16,000	Lincoln National Corp.	848,480
32,900	Marsh & McLennan Cos., Inc.	1,044,904
120,870	MetLife, Inc.	5,922,630
1,500	Progressive Corp. (The)	175,170
8,300	Protective Life Corp.	363,291
162,400	St. Paul Travelers Cos., Inc. (The)	7,254,408
13,400	Torchmark Corp.	745,040
124,000	UnumProvident Corp.	2,821,000
12,400	W.R. Berkely Corp.	590,488
1,000	XL Capital Ltd.	67,380

		34,709,539

	Internet & Catalog Retail—0.1%
4,400	eBay, Inc.(a)	190,300

	IT Services—1.1%
2,800	Computer Sciences Corp.(a)	141,792
163,800	Electronic Data System Corp.	3,937,752

		4,079,544

	Leisure Equipment & Products—0.3%
37,800	Eastman Kodak Co.	884,520
6,600	Mattel, Inc.	104,412

		988,932

	Machinery—0.4%
31,300	SPX Corp.	1,432,601

	Manufacturing
800	Danaher Corp.	44,624

	Media—2.9%
11,900	DirecTV Group Inc. (The)(a)	168,028
2,800	Echostar Communications Corp. (Class “A” Stock)(a)	76,076
7,000	E.W. Scripps Co. ( Class “A” Stock)	336,140
69,700	Gannett Co., Inc.	4,221,729
109,700	News Corp., Inc. (Class “A” Stock)	1,705,835
59,000	Time Warner, Inc.(a)	1,028,960
89,000	Viacom, Inc. (Class “B” Stock)(a)	2,901,400

		10,438,168

	Metals & Mining—2.4%
187,376	Alcoa, Inc.	5,540,708
15,000	Phelps Dodge Corp.	2,158,050
18,100	United States Steel Corp.	870,067

		8,568,825

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	35

Large Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Multi-Utilities—0.4%
22,100	Public Service Enterprise Group, Inc.	$1,435,837

-	Multi-Utilities & Unregulated Power—0.8%
28,000	Dominion Resources, Inc.	2,161,600
14,600	SCANA Corp.	574,948

		2,736,548

	Multiline Retail—1.1%
4,400	Abercrombie & Fitch Co.	286,792
5,100	Federated Department Stores	338,283
6,800	Home Depot, Inc.	275,264
5,900	Kohl’s Corp.(a)	286,740
5,400	Nordstrom, Inc.	201,960
9,600	J. C. Penney Co., Inc.	533,760
5,100	Dollar General Corp.	97,257
92,700	Limited Brands, Inc.	2,071,845

		4,091,901

	Networking Equipment—0.1%
20,600	Juniper Networks, Inc.(a)	459,380

	Oil Field / Equipment Services—3.0%
58,600	Apache Corp.	4,015,272
101,400	ConocoPhillips	5,899,452
7,900	Devon Energy Corp.	494,066
8,200	Dynegy Inc. (Class “A” Stock)	39,688
6,100	Halliburton Co.	377,956

		10,826,434

	Oil, Gas & Consumable Fuels—6.1%
5,000	Anadarko Petroleum Corp.	473,750
14,200	Ashland, Inc.(a)	822,180
10,900	Burlington Resources, Inc.	939,580
77,300	ChevronTexaco Corp.	4,388,321
7,200	EOG Resources, Inc.	528,264
166,700	Exxon Mobil Corp.	9,363,539
53,600	Occidental Petroleum Corp.	4,281,568
6,100	Rowan Cos., Inc.(a)	217,404
12,900	Tesoro Corp.	793,995
13,600	Weatherford International, Inc. Ltd.(c)	492,320

		22,300,921

	Paper & Forest Products—0.5%
4,400	Bowater, Inc.	135,168
15,500	International Paper Co.	520,955
9,600	Smurfit-Stone Container Corp.(a)	136,032

See Notes to Financial Statements beginning on page 130

36	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Paper & Forest Products (cont’d.)
2,800	Temple-Inland, Inc.	$125,580
14,020	Weyerhaeuser Co.	930,087

		1,847,822

	Pharmaceuticals—2.5%
2,400	Barr Pharmaceuticals, Inc.(a)	149,496
2,400	Bristol-Myers Squibb Co.	55,152
1,900	Medco Health Solutions(a)	106,020
70,800	Merck & Co., Inc.	2,252,148
272,600	Pfizer, Inc.	6,357,032
1,400	Watson Pharmaceuticals, Inc.(a)	45,514

		8,965,362

	Railroads & Equipment—1.1%
15,700	Burlington Northern Santa Fe Corp.	1,111,874
23,400	CSX Corp.	1,188,018
5,400	FedEx Corp.	558,306
21,300	Norfolk Southern Corp.	954,879

		3,813,077

	Real Estate Investment Trust—3.4%
34,800	Apartment Investment & Management Co. (Class “A” Stock)	1,317,876
5,200	Camden Property Trust	301,184
3,100	CenterPoint Properties Trust	153,388
73,000	Equity Office Properties Trust	2,214,090
63,600	Host Marriott Corp.	1,205,220
7,900	Liberty Property Trust	338,515
12,400	Mack-Cali Realty Corp.	535,680
2,600	Mills Corp. (The)	109,044
29,900	New Century Financial Corp.	1,078,493
18,885	Plum Creek Timber Co.	680,804
45,600	ProLogis	2,130,432
29,700	Simon Property Group, Inc.	2,275,911

		12,340,637

	Semiconductors & Semiconductor Equipment—0.2%
8,700	Altera Corp.(a)	161,211
6,000	Analog Devices, Inc.	215,220
1,300	Linear Technology Corp.	46,891
2,700	Maxim Integrated Products, Inc.	97,848
700	Novellus Systems, Inc.(a)	16,884
6,800	Teradyne, Inc.(a)	99,076

		637,130

	Software—2.3%
92,000	BMC Software, Inc.(a)	1,885,080
130,200	Computer Associates International, Inc.	3,670,338
88,400	Microsoft Corp.	2,311,660
43,600	Oracle Corp.(a)	532,356

		8,399,434

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	37

Large Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Specialty Retail—0.2%
5,400	Lowe’s Cos., Inc.	$359,964
2,200	Ross Stores, Inc.	63,580
17,000	Staples, Inc.	386,070

		809,614

	Telecommunication Services—4.1%
8,300	American Tower Corp. (Class “A” Stock)(a)	224,930
253,916	AT&T, Inc.	6,218,403
1,100	BellSouth Corp.	29,810
59,700	Corning, Inc.(a)	1,173,702
28,600	Motorola, Inc.	646,074
5,000	QUALCOMM, Inc.	215,400
207,600	Verizon Communications Inc.	6,252,912
17,900	Tellabs, Inc.(a)	195,110

		14,956,341

	Textiles, Apparel & Luxury Goods—0.6%
300	Coach, Inc.(a)	10,002
43,700	Jones Apparel Group, Inc.	1,342,464
10,700	Nike, Inc. (Class “B” Stock)	928,653

		2,281,119

	Thrifts & Mortgage Finance—3.3%
7,300	Astoria Financial Corp.	214,620
59,200	Fannie Mae	2,889,552
48,000	Freddie Mac	3,136,800
133,700	Washington Mutual, Inc.	5,815,950

		12,056,922

	Tobacco—2.2%
107,500	Altria Group, Inc.	8,032,400

	Total long-term investments (cost $311,573,727)	357,349,043

	SHORT-TERM INVESTMENT—0.6%

	Affiliated Money Market Mutual Fund
2,027,891	Dryden Core Investment Fund - Taxable Money Market Series (cost $2,027,891; Note 3)(b)	2,027,891

	Total Investments—99.2% (cost $313,601,618)	359,376,934
	Other assets in excess of liabilities—0.8%	2,876,555

	Net Assets—100%	$362,253,489

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund also serves as the manager of the Dryden Core Investment Fund - Taxable Money Market Series.

See Notes to Financial Statements beginning on page 130

38	THE TARGET PORTFOLIO TRUST

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 were as follows:

Insurance	9.6%
Diversified Financial Services	9.0
Commercial Banks	8.1
Oil, Gas & Consumable Fuels	6.1
Electric Utilities	4.5
Telecommunication Services	4.1
Real Estate Investment Trust	3.4
Thrifts & Mortgage Finance	3.3
Oil Field / Equipment Services	3.0
Chemicals	2.9
Media	2.9
Pharmaceuticals	2.5
Aerospace/Defense	2.4
Metals & Mining	2.4
Software	2.3
Industrial Conglomerates	2.2
Tobacco	2.2
Food Products	2.1
Healthcare Providers & Services	2.1
Hotels, Restaurants & Leisure	1.8
Household Durables	1.5
Commercial Services & Supplies	1.4
Computers & Peripherals	1.4
Healthcare Equipment & Supplies	1.4
Automotive Components	1.3
Beverages	1.3
IT Services	1.1
Multiline Retail	1.1
Railroads & Equipment	1.1
Gas & Pipeline Utilities	1.0
Industrial Machinery	1.0
Building Materials	0.9
Household Products	0.9
Multi-Utilities & Unregulated Power	0.8
Consumer Finance	0.7
Automobiles	0.6
Textiles, Apparel & Luxury Goods	0.6
Food & Staples Retailing	0.5
Paper & Forest Products	0.5
Diversified Telecommunication Services	0.4
Machinery	0.4
Multi-Utilities	0.4
Exchange Traded Fund	0.3
Leisure Equipment & Products	0.3
Semiconductors & Semiconductor Equipment	0.2
Specialty Retail	0.2
Consumer Products	0.1
Industrial Products	0.1
Internet & Catalog Retail	0.1
Networking Equipment	0.1
Affiliated Money Market Mutual Fund	0.6

99.2
Other assets in excess of liabilities	0.8

Total	100.0%

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	39

Small Capitalization Growth Portfolio	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—97.2%

	Common Stocks

	Advertising—1.0%
15,290	Marchex, Inc., (Class B Shares)	$343,872
82,704	Valuevision Media, Inc., (Class A Shares)	1,042,071

		1,385,943

	Aerospace—1.3%
38,214	AAR Corp.	915,225
19,900	DRS Technologies, Inc.	1,023,258

		1,938,483

	Biotechnology—1.8%
93,561	Cambrex Corp.	1,756,140
58,955	Illumina, Inc.	831,265

		2,587,405

	Business Services—0.9%
7,300	Ctrip.com International Ltd., ADR (China)(a)	421,575
48,839	LECG Corp.(a)	848,822

		1,270,397

	Chemicals—0.2%
4,222	Minerals Technologies, Inc.	235,968

	Commercial Services—7.0%
44,070	AMN Healthcare Services, Inc.	871,705
31,580	Barrett Business Services	789,184
34,673	CRA International, Inc.	1,653,555
51,420	FirstService Corp. (Canada)	1,318,923
14,780	Laureate Education, Inc.	776,098
37,960	McGrath Rentcorp	1,055,288
21,010	Providence Service Corp.	604,878
58,340	Rollins, Inc.	1,149,881
28,630	Steiner Leisure Ltd.	1,018,083
42,170	TNS, Inc.	808,821

		10,046,416

	Computer Hardware—2.8%
25,180	M-Systems Flash Disk Pioneers (Israel)	833,962
70,320	Optimal Group, Inc. (Class A Shares) (Canada)	1,424,683
118,800	Synplicity, Inc.	986,040
40,800	Ultimate Software Group, Inc.	778,056

		4,022,741

See Notes to Financial Statements beginning on page 130

40	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Computer Networking—0.9%
19,587	Websense, Inc.(a)	$1,285,691

	Computer Services & Software—6.3%
51,500	Bottomline Technologies, Inc.	567,530
39,640	Concur Technologies, Inc.	510,960
63,860	Epicor Software Corp.	902,342
50,099	Filenet Corp.	1,295,059
41,026	Hyperion Solutions Corp.	1,469,551
39,246	Informatica, Corp.	470,952
44,570	PDF Solutions, Inc.(a)	724,262
27,100	Retalix Ltd.	662,866
59,386	Take-Two Interactive Software, Inc.(a)	1,051,132
29,236	THQ, Inc.	697,279
35,190	Witness Systems, Inc.	692,187

		9,044,120

	Construction—2.4%
36,857	A.S.V., Inc.	920,688
51,022	Monaco Coach Corp.	678,592
66,118	Shaw Group, Inc.	1,923,373

		3,522,653

	Consumer Products & Services—2.6%
25,200	Central Garden & Pet Co.	1,157,688
33,250	Jarden Corp.	1,002,488
26,170	Lifeline Systems, Inc.	956,775
19,210	Universal Technical Institute, Inc.	594,357

		3,711,308

	Distribution/Wholesale—1.1%
7,640	Building Material Holding Corp.	521,124
185,815	Navarre Corp.	1,027,557

		1,548,681

	Electronic Components—5.4%
37,290	Axsys Technologies, Inc.	669,356
35,914	Catapult Communications, Corp.(a)	531,168
52,340	Coherent, Inc.	1,553,451
68,175	Faro Technologies, Inc.(a)	1,363,500
11,207	ICT Group, Inc.(a)	189,959
21,100	Intermagnetics General Corp.	673,090
29,282	Rogers Corp.	1,147,269
90,040	SRS Labs, Inc.	592,463
11,109	Trimble Navigation Ltd.(a)	394,258
20,784	Watts Water Technologies, Inc. (Class A Shares)	629,547

		7,744,061

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	41

Small Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Entertainment & Leisure—2.1%
86,020	Century Casinos, Inc.	$739,772
84,010	Mikohn Gaming Corp.	829,179
53,250	Scientific Games Corp. (Class A Shares)	1,452,660

		3,021,611

	Financial - Bank & Trust—1.2%
19,900	Boston Private Financial Holdings, Inc.	605,358
31,700	PrivateBancorp, Inc.	1,127,569

		1,732,927

	Financial Services—5.4%
23,349	Affiliated Managers Group	1,873,757
33,813	Financial Federal Corp.	1,502,988
19,499	GAMCO Investment, Inc. (Class A Shares)	848,791
49,999	Jefferies Group, Inc.	2,248,955
16,540	Portfolio Recovery Associates, Inc.	768,118
25,631	Texas Capital Banshares, Inc.(a)	574,391

		7,817,000

	Healthcare Services—2.0%
14,350	Amedisys, Inc.	606,144
121,310	Five Star Quality Care, Inc.	954,710
73,060	Healthgrades.Com Inc.(a)	458,086
21,550	Matria Healthcare, Inc.	835,278

		2,854,218

	Insurance—1.4%
87,650	Amerisafe, Inc.(a)	883,512
15,150	Navigators Group, Inc.(a)	660,691
22,610	Tower Group, Inc.	496,968

		2,041,171

	Internet Services—11.4%
49,506	Avocent Corp.	1,346,068
127,120	Cybersource Corp.	838,992
60,618	Digital Insight, Corp.	1,940,988
76,680	Digitas, Inc.	960,034
32,490	Equinix, Inc.	1,324,293
28,480	J2 Global Communications, Inc.	1,217,235
107,353	Jupitermedia Corp.	1,586,677
66,340	Keynote Systems, Inc.	852,469
85,440	Online Resources Corp.	944,112
36,490	Openwave Systems, Inc.	637,480
47,950	RADVision Ltd. (Israel)	795,141
25,110	Rightnow Technologies, Inc.(a)	463,531

See Notes to Financial Statements beginning on page 130

42	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Internet Services (cont’d.)
150,791	Valueclick, Inc.	$2,730,825
39,270	WebSidestory, Inc.	711,965

		16,349,810

	Machinery & Equipment—3.6%
49,360	Hexel Corp.(a)	890,948
23,293	IDEX, Corp.	957,575
25,397	Kennametal, Inc.	1,296,263
61,490	UNOVA, Inc.	2,078,362

		5,223,148

	Medical Supplies & Equipment—11.4%
24,590	Adeza Biomedical Corp.(a)	517,619
107,046	American Medical Systems Holdings, Inc.	1,908,630
8,600	Angiodynamics, Inc.(a)	219,558
128,310	Encore Medical Corp.	635,134
29,050	Immucor, Inc.(a)	678,608
30,147	Integra LifeSciences Holdings Corp.(a)	1,069,013
53,963	Inverness Medical Innovations, Inc.(a)	1,279,463
42,029	Kensey Nash Corp.	925,899
10,170	LCA-Vision, Inc.	483,177
35,597	Mentor Corp.	1,640,310
21,780	Merge Technologies, Inc.	545,371
31,700	NuVasive Inc.(a)	573,770
148,370	Orthovita, Inc.	575,676
30,544	PolyMedica Corp.	1,022,308
76,767	PSS World Medical, Inc.	1,139,222
65,721	Serologicals Corp.	1,297,333
19,150	SonoSite, Inc.	670,441
63,110	Spectranetics Corp.	709,987
14,370	Syneron Medical Ltd. (Israel)	456,248

		16,347,767

	Office Equipment—1.5%
61,868	Global Imaging Systems, Inc.	2,142,489

	Oil, Gas & Consumable Fuels—7.9%
22,232	Cal Dive International, Inc.	797,906
34,487	Dril-Quip, Inc.(a)	1,627,786
104,630	Grey Wolf, Inc.	808,790
26,019	Hydril	1,628,789
23,120	Maverick Tube Corp.	921,563
53,642	Oil States International, Inc.	1,699,379
23,650	Patterson-UTI Energy, Inc.	779,268
103,737	Superior Energy Services, Inc.	2,183,664
15,030	Unit Corp.	827,101

		11,274,246

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	43

Small Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Pharmaceuticals—3.1%
28,280	Atherogenics, Inc.	$565,883
41,820	First Horizon Pharmaceutical Corp.	721,395
31,314	HealthExtras, Inc.	785,981
50,380	I-Flow Corp.	736,556
18,400	Martrixx Initatives, Inc.(a)	385,480
40,190	Salix Pharmaceuticals Ltd.	706,540
31,030	Viropharma, Inc.(a)	575,606

		4,477,441

	Real Estate—0.8%
47,100	KKR Financial Corp.	1,129,929

	Restaurants—0.8%
35,841	Rare Hospitality International, Inc.	1,089,208

	Retail & Merchandising—2.3%
44,920	Cache, Inc.(a)	778,014
42,460	Cosi, Inc.	352,418
18,375	Jos. A. Bank Clothiers, Inc.	797,659
25,482	Tractor Supply Co.	1,349,017

		3,277,108

	Semiconductors—3.6%
59,540	O2Micro International Ltd., ADR (China)(a)	606,117
46,220	Advanced Analogic Technologies, Inc.	640,147
103,932	Aeroflex, Inc.(a)	1,117,269
18,760	Itron, Inc.(a)	751,150
28,030	Microsemi Corp.	775,310
38,840	Ultratech, Inc.	637,753
41,340	Volterra Semiconductor Corp.	620,100

		5,147,846

	Telecommunications—1.8%
78,191	SafeNet, Inc.	2,519,314

	Transportation—2.8%
29,920	American Commercial Lines, Inc.(a)	906,277
19,513	Forward Air Corp.	715,151
31,815	Old Dominion Freight Line, Inc.	858,369
47,207	Vitran Corp., Inc. (Canada)	929,978
29,967	Werner Enterprises, Inc.	590,350

		4,000,125

See Notes to Financial Statements beginning on page 130

44	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Waste Disposal—0.4%
14,300	Direct Focus Inc	$266,838
9,500	Neurometrix, Inc.(a)	259,160

		525,998

	Total long-term investments (cost $118,921,689)	139,315,223

	SHORT-TERM INVESTMENT—3.7%

	Affiliated Money Market Mutual Fund
5,393,980	Dryden Core Investment Fund - Taxable Money Market Series (cost $5,393,980; Note 3)(b)	5,393,980

	Total Investments—100.9% (cost $124,315,669; Note 5)	144,709,203
	Liabilities in excess of other assets—(0.9%)	(1,343,430)

	Net Assets—100%	$143,365,773

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

Internet Services	11.4%
Medical Supplies & Equipment	11.4
Oil, Gas & Consumable Fuels	7.9
Commercial Services	7.0
Computer Services & Software	6.3
Electronic Components	5.4
Financial Services	5.4
Machinery & Equipment	3.6
Semiconductors	3.6
Pharmaceuticals	3.1
Computer Hardware	2.8
Transportation	2.8
Consumer Products & Services	2.6
Construction	2.4
Retail & Merchandising	2.3
Entertainment & Leisure	2.1
Healthcare Services	2.0
Biotechnology	1.8
Telecommunications	1.8
Office Equipment	1.5
Insurance	1.4
Aerospace	1.3
Financial—Bank & Trust	1.2
Distribution/Wholesale	1.1

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	45

Small Capitalization Growth Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

Advertising	1.0%
Business Services	0.9
Computer Networking	0.9
Real Estate	0.8
Restaurants	0.8
Waste Disposal	0.4
Chemicals	0.2
Affiliated Money Market Mutual Fund	3.7

100.9
Liabilities in excess of other assets	(0.9)

Total	100.0%

See Notes to Financial Statements beginning on page 130

46	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of December 31, 2005	Small Capitalization Value Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—97.9%

	Common Stocks

	Advertising—0.4%
36,350	Advo, Inc.	$1,024,343

	Aerospace/Defense—1.2%
1,300	AAR Corp.	31,135
1,700	Armor Holdings, Inc.	72,505
18,730	CPI Aerostructures, Inc.	188,424
27,300	Curtiss-Wright Corp.	1,490,580
1,675	DRS Technologies, Inc.(a)	86,129
2,675	Esterline Technologies Corp.	99,483
700	Heico Corp.	18,116
2,700	Kaman Corp. (Class A Shares)	53,163
39,425	Moog, Inc. (Class A Shares)(a)	1,118,881
1,800	Orbital Sciences Corp.	23,112
800	Triumph Group, Inc.	29,288

		3,210,816

	Airlines—0.5%
3,000	Alaska Air Group, Inc.(a)	107,160
2,000	Continental Airlines, Inc. (Class B Shares)	42,600
5,700	ExpressJet Holdings, Inc.	46,113
2,200	Mesa Air Group, Inc.(a)	23,012
37,700	SkyWest, Inc.	1,012,622

		1,231,507

	Auto Related—1.8%
27,000	Aftermarket Technology Corp.(a)	524,880
23,800	American Axle & Manufacturing Holdings, Inc.	436,254
49,600	ArvinMeritor, Inc.	713,744
43,780	Cooper Tire & Rubber Co.	670,710
3,200	Hayes Lemmerz International, Inc.(a)	11,264
600	Keystone Automotive Industries, Inc.(a)	18,888
2,000	Modine Manufacturing Co.	65,180
800	Superior Industries International, Inc.	17,808
5,900	Tenneco, Inc.(a)	115,699
36,425	United Auto Group, Inc.	1,391,435
2,800	Visteon Corp.(a)	17,528
17,200	Winnebago Industries	572,416

		4,555,806

	Automotive Parts
1,100	Monro Muffler Brake, Inc.(a)	33,352

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	47

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Banks—7.0%
900	Amcor Financial, Inc.	$27,369
500	AmericanWest Bancorp(a)	11,815
700	Ameris Bancorp.	13,888
300	Bancfirst Corp.	23,700
70,460	BancorpSouth, Inc.	1,555,052
66,670	Bank Mutual Corp.	706,702
800	Bank of the Ozarks, Inc.	29,520
60,800	BankAtlantic Bancorp, Inc. (Class A Shares)	851,200
24,200	BankUnited Financial Corp. (Class A Shares)	642,994
400	Banner Corp.	12,480
800	Capital Bancorp Ltd	29,952
500	Capital Corp. of The West	16,225
100	Capital Crossing Bank(a)	3,340
46,570	Cardinal Financial Corp.	512,270
900	Cathay General Bancorp	32,346
1,200	Central Pacific Financial Corp.	43,104
1,700	Chemical Financial Corp.	53,992
1,450	City Holding Co.	52,127
3,000	Colonial BancGroup, Inc. (The)	71,460
800	Columbia Banking System, Inc.	22,840
1,100	Commercial Capital Bancorp, Inc.	18,832
1,900	Community Bank System, Inc.	42,845
700	Community Trust Bancorp, Inc.	21,525
3,300	Corus Bankshares, Inc.	185,691
1,900	Cullen Frost Bankers, Inc.	101,992
2,000	Dime Community Bancshares	29,220
1,700	EuroBancshares, Inc.(a)	24,089
200	Financial Institutions, Inc.	3,924
2,300	First Bancorp / Puerto Rico	28,543
400	First Citizens BancShares, Inc. (Class A Shares)	69,768
33,580	First Financial Bancorp.	588,322
500	First Financial Holdings, Inc.	15,360
7,100	First Niagara Financial Group, Inc.	102,737
400	First Oak Brook Bancshares, Inc.	11,180
1,200	First Place Financial Corp. (OH)	28,860
2,200	First Republic Bank (CA)	81,422
900	FirstFed Financial Corp.(a)	49,068
25,740	FirstMerit Corp.	666,923
2,300	Flagstar Bancorp, Inc.	33,120
300	FNB Corp.	9,201
36,200	Fremont General Corp.	840,926
5,700	Gold Banc Corp., Inc.	103,854
700	Great Southern Bancorp, Inc.	19,327
2,700	Greater Bay Bancorp Holding, Co.	69,174
22,110	Hancock Holding Co.	835,979

See Notes to Financial Statements beginning on page 130

48	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Banks (cont’d.)
9,000	Hanmi Financial Corp.	$160,740
2,850	IBERIABANK Corp.	145,378
5,225	Independent Bank Corp.	145,527
3,300	Irwin Financial Corp.	70,686
500	ITLA Capital Corp.(a)	24,425
100	Lakeland Financial Corp.	4,038
1,800	MAF Bancorp, Inc.	74,484
500	MainSource Financial Group, Inc.	8,925
1,675	MB Financial, Inc.	59,295
600	MBT Financial Corp.	9,720
735	Mercantile Bank Corp.	28,298
1,700	Mid-State Bancshares	45,475
200	Nara Bancorp, Inc.	3,556
28,256	Old National Bancorp	611,460
400	Old Second Bancorp, Inc.	12,228
19,200	Oriental Financial Group, Inc., (Puerto Rico)	237,312
44,000	Pacific Capital Bancorp	1,565,520
3,700	Partners Trust Financial Group, Inc.	44,585
500	Peoples Bancorp, Inc.	14,265
1,100	Prosperity Bancshares, Inc.	31,614
18,400	Provident Bankshares Corp.	621,368
3,000	R & G Financial Corp. (Class B Shares)	39,600
19,580	Rainier Pacific Financial Group Inc.	313,478
500	Republic Bancorp, Inc. (KY) (Class A Shares)	10,725
10,940	Republic Bancorp, Inc. (MI)	130,186
510	Royal Bancshares of Pennsylvania (Class A Shares)	11,812
200	Santander BanCorp (Puerto Rico)	5,024
300	SCBT Financial Corp.	10,026
900	Security Bank Corp.	20,961
100	Sierra Bancorp.	2,279
35,410	Signature Bank(a)	993,959
700	Simmons First National Corp. (Class A Stock)	19,390
800	Southside Bancshares, Inc.	16,160
500	Southwest Bancorp, Inc.	10,000
3,100	Sterling Bancshares, Inc. (TX)	47,864
38,350	Sterling Financial Corp.	948,659
1,500	Summit Bancshares, Inc.	26,970
400	Sun Bancorp, Inc.(a)	7,900
24,800	Susquehanna Bancshares, Inc.	587,264
900	Taylor Capital Group, Inc.	36,360
2,100	Texas Regional Bancshares, Inc. (Class A Shares)	59,430
1,400	TierOne Corp.	41,174
600	Trico Bancshares	14,034
18,640	UMB Financial Corp.	1,191,282
2,500	Umpqua Holdings Corp.	71,325
1,800	United Bankshares, Inc.	63,432
5,000	W Holding Co., Inc.	41,150
29,540	Washington Federal, Inc.	679,125
4,200	West Coast Bancorp	111,090

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	49

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Banks (cont’d.)
300	Western Sierra Bancorp(a)	$10,917
800	WSFS Financial Corp.	49,000
13	Zions Bancorporation	982

		18,184,715

	Beverages—0.2%
28,000	PepsiAmericas, Inc.	651,280

	Biotechnology—0.1%
1,300	Alexion Pharmaceutcal, Inc.(a)	26,325
1,100	Applera Corp. - Celera Genomics Group(a)	12,056
1,100	Bio-Rad Laboratories (Class A Shares)(a)	71,984
2,400	Cytokinetics, Inc.(a)	15,696
1,900	Genelabs Technologies(a)	3,515
1,400	GTX, Inc.(a)	10,584
700	Human Genome Sciences, Inc.(a)	5,992
1,100	Myogen, Inc.(a)	33,176
1,100	Telik, Inc.(a)	18,689

		198,017

	Building Materials
1,225	US Concrete, Inc.(a)	11,613

	Building Products—0.5%
2,200	Apogee Enterprises, Inc.	35,684
700	Eagle Materials, Inc.	85,652
500	Genlyte Group, Inc.(a)	26,785
37,400	Lennox International, Inc.	1,054,680
1,400	NCI Buildings Systems, Inc.(a)	59,472
2,800	Universal Forest Products, Inc.	154,700

		1,416,973

	Business Services—1.0%
35,900	Administaff, Inc.	1,509,595
500	infoUSA, Inc.	5,465
22,300	John H. Harland Co.	838,480
11,200	Kelly Services, Inc. (Class A Shares)	293,664
1,525	Waste Connections, Inc.(a)	52,551

		2,699,755

	Chemicals—3.4%
25,830	Arch Chemicals, Inc.	772,317
14,000	FMC Corp.(a)	744,380
300	Georgia Gulf Corp.	9,126
2,700	H.B. Fuller Co.	86,589
6,300	Hercules, Inc.(a)	71,190

See Notes to Financial Statements beginning on page 130

50	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Chemicals (cont’d.)
13,000	Lubrizol Corp. (The)	$564,590
65,000	Methanex Corp.	1,218,100
900	Minerals Technologies, Inc.	50,301
1,800	NewMarket Corp.(a)	44,028
96,200	Olin Corp.	1,893,216
7,500	PolyOne Corp.(a)	48,225
58,000	RPM International, Inc.	1,007,460
95,500	Sensient Technologies Corp.	1,709,450
2,700	Terra Industries, Inc.(a)	15,120
21,000	Valspar Corp. (The)	518,070
5,100	W.R. Grace & Co.(a)	47,940
3,100	Wellman, Inc.	21,018

		8,821,120

	Commercial Services—1.5%
1,125	Ace Cash Express, Inc.(a)	26,269
1,500	Alderwoods Group, Inc.(a)	23,805
300	Arbitron, Inc.	11,394
12,200	BearingPoint, Inc.(a)	95,892
2,500	CBIZ, Inc.(a)	15,050
700	Clark, Inc.	9,275
1,000	Consolidated Graphics, Inc.(a)	47,340
400	CRA International, Inc.(a)	19,076
3,269	Dollar Thrifty Automotive Group(a)	117,913
800	Electro Rent Corp.(a)	11,928
2,000	Geo Group, Inc., (The)(a)	45,860
1,900	Healthcare Services Group, Inc.	39,349
300	MAXIMUS, Inc.	11,007
600	NCO Group, Inc.(a)	10,152
40,300	Pharmaceutical Product Development, Inc.	2,496,585
3,000	Rent-Way, Inc.(a)	19,170
35,920	Source Interlink Cos., Inc.(a)	399,430
400	Sourcecorp(a)	9,592
4,700	Spherion Corp.(a)	47,047
500	Startek, Inc.	9,000
8,700	Stewart Enterprises, Inc.	47,067
425	Strayer Education, Inc.	39,822
750	Team, Inc.	15,833
3,600	Tele Tech Holdings, Inc.(a)	43,380
3,700	United Rentals, Inc.(a)	86,543
200	Vertrue, Inc.(a)	7,066
1,700	Viad Corp.	49,861
500	Volt Info Sciences, Inc.(a)	9,510

		3,764,216

	Commercial Services & Supplies—2.2%
38,230	Banta Corp.	1,903,854
10,600	Cadmus Communications Corp.	213,378
2,900	Gartner, Inc.(a)	37,410

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	51

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Commercial Services & Supplies (cont’d.)
50,000	School Specialty, Inc.(a)	$1,822,000
20,930	Valassis Communications, Inc.(a)	608,435
36,320	Watson Wyatt Worldwide, Inc.	1,013,328

		5,598,405

	Computer Hardware—0.8%
3,100	Agilysys, Inc.	56,482
60,630	BISYS Group, Inc. (The)(a)	849,426
12,600	Brocade Communications Systems, Inc.(a)	51,282
3,000	CIBER, Inc.(a)	19,800
2,100	Covansys Corp.(a)	28,581
1,200	Electronics For Imaging, Inc.(a)	31,932
4,300	Gateway, Inc.(a)	10,793
1,700	Hutchinson Technology, Inc.(a)	48,365
1,800	Imation Corp.	82,926
400	Intergraph Corp.(a)	19,924
1,000	Komag, Inc.(a)	34,660
1,900	Magma Design Automation, Inc.(a)	15,979
5,000	McData Corp. (Class A Shares)(a)	19,000
14,440	MTS System Corp.	500,202
1,500	Palm, Inc.(a)	47,700
4,000	Perot Systems Corp. (Class A Shares)(a)	56,560
18,400	Quantum Corp.(a)	56,120
900	Radisys Corp.(a)	15,606
1,400	Silcon Storage Technology, Inc.(a)	7,070
1,700	SYKES Enterprises, Inc.(a)	22,729
575	Synaptics, Inc.(a)	14,214
500	Talx Corp.	22,855
3,900	Tyler Technologies, Inc.(a)	34,242

		2,046,448

	Computer Networking
750	NETGEAR, Inc.(a)	14,438

	Computer Services & Software—2.0%
1,000	Computer Programs & Systems, Inc.	41,430
38,300	Global Payments, Inc.	1,785,163
2,300	Inter-Tel, Inc.	45,011
1,200	JDA Software Group, Inc.(a)	20,412
900	Mantech International Corp.(a)	25,074
1,200	NetIQ Corp.(a)	14,748
179,180	Parametric Technolgy Corp.(a)	1,092,998
3,500	Per-Se Technologies, Inc.(a)	81,760
800	Phoenix Technologies Ltd.(a)	5,008
1,300	Progress Software Corp.(a)	36,894
600	QAD, Inc.	4,584

See Notes to Financial Statements beginning on page 130

52	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Computer Services & Software (cont’d.)
1,275	Reynolds & Reynolds Co., Class A	$35,789
300	SPSS, Inc.(a)	9,279
36,280	Sybase, Inc.(a)	793,081
200	SYNNEX Corp.(a)	3,022
33,030	Synopsys, Inc.(a)	662,582
22,725	THQ, Inc.(a)	541,991

		5,198,826

	Conglomerates—0.3%
37,990	Griffon Corp.(a)	904,542

	Construction—0.8%
1,100	Dycom Industries, Inc.(a)	24,200
400	EMCOR Group, Inc.(a)	27,012
20,750	Insituform Technologies, Inc., (Class A Shares)(a)	401,927
41,300	URS Corp.(a)	1,553,293
1,400	Washington Group International, Inc.	74,158

		2,080,590

	Consumer Products & Services—1.5%
14,950	American Greetings Corp., (Class A Shares)	328,451
22,020	Aptargroup, Inc.	1,149,444
900	Audiovox Corp. (Class A Shares)(a)	12,474
700	Ennis, Inc.	12,719
1,800	Kimball International, Inc., (Class B Shares)	19,134
22,400	Scotts Miracle-Gro Co. (Class A Shares)	1,013,376
27,746	Snap-On, Inc.	1,042,140
2,100	Toro Co.	91,917
5,100	Tupperware Corp.	114,240
600	Water Pik Technologies, Inc.(a)	12,882

		3,796,777

	Containers & Packaging—0.3%
20,340	Bemis Co.	566,876
2,400	Chesapeake Corp.	40,752
1,000	Greif, Inc. (Class A Shares)	66,280
3,500	Silgan Holdings, Inc.	126,420

		800,328

	Distribution/Wholesale—1.0%
2,700	Aviall, Inc.(a)	77,760
2,100	Bell Microproducts, Inc.(a)	16,065
1,350	Brightpoint, Inc.(a)	37,436
700	Building Material Holding Corp.	47,747
38,500	Handleman Co.	478,170
48,710	Owens & Minor, Inc.	1,340,986
1,700	United Stationers, Inc.(a)	82,450
13,080	WESCO International, Inc.(a)	558,908

		2,639,522

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	53

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Diversified
2,600	Walter Industries, Inc.	$129,272

	Diversified Financial Services—0.1%
1,900	CharterMac	40,242
2,800	GATX Corp.	101,024

		141,266

	Drugs & Healthcare—1.7%
21,800	Arrow International, Inc.	631,982
29,000	Cooper Cos, Inc.	1,487,700
35,400	Covance Inc.(a)	1,718,670
28,700	Serologicals Corp.(a)	566,538

		4,404,890

	Drugs & Medicine—0.4%
17,425	Barr Pharmaceuticals, Inc.(a)	1,085,403

	Electric Utilities—2.4%
1,400	Avista Corp.	24,794
1,400	Black Hills Corp.	48,454
1,000	CH Energy Group, Inc.	45,900
37,400	Cleco Corp.	779,790
38,000	Duquesne Light Holdings Inc.	620,160
4,700	El Paso Electric Co.(a)	98,888
29,830	Idacorp, Inc.	874,019
37,150	PNM Resources, Inc.	909,804
15,800	Sierra Pacific Resources(a)	206,032
300	UIL Holdings Corp.	13,797
5,300	Unisource Energy Corp.	165,360
77,580	Westar Energy, Inc.	1,667,970
22,370	Wisconsin Energy Corp.	873,772

		6,328,740

	Electrical Equipment—1.1%
47,070	Acuity Brands, Inc.	1,496,826
40,050	Regal-Beloit Corp.	1,417,770

		2,914,596

	Electronic Components
1,050	EDO Corp.	28,413
1,575	Pike Electric Corp.(a)	25,546

		53,959

	Electronic Equipment & Instruments
200	Global Imaging Systems, Inc.(a)	6,926

See Notes to Financial Statements beginning on page 130

54	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Electronics—3.6%
1,100	Analogic Corp.	$52,635
33,200	Avnet, Inc.(a)	794,808
900	Bel Fuse, Inc. (Class B Shares)	28,620
32,370	Belden CDT, Inc.	790,799
2,100	Benchmark Electronics, Inc.(a)	70,623
48,100	Checkpoint Systems, Inc.(a)	1,185,665
35,760	Coherent, Inc.(a)	1,061,356
3,100	CTS Corp.	34,286
800	Electro Scientific Industries, Inc.(a)	19,320
1,800	Encore Wire Corp.(a)	40,968
68,600	FLIR Systems, Inc.(a)	1,531,838
2,200	General Cable Corp.(a)	43,340
24,780	Littelfuse, Inc.(a)	675,255
21,940	Methode Electronics, Inc.	218,742
18,740	Mettler-Toledo International, Inc.(a)	1,034,448
36,560	Paxar Corp.(a)	717,673
202,900	Sanmina-SCI Corp.(a)	864,354
1,100	Sypris Solutions, Inc.	10,978
800	TTM Technologies, Inc.(a)	7,520
1,200	Watts Water Technologies, Inc. (Class A Shares)	36,348

		9,219,576

	Energy Equipment & Services—0.4%
29,200	Headwaters Inc.(a)	1,034,848

	Entertainment & Leisure—0.3%
46,760	Alliance Gaming Corp.(a)	608,815
600	Carmike Cinemas, Inc.	15,216
700	Isle of Capri Casinos, Inc.(a)	17,052
4,412	K2, Inc.(a)	44,606
1,400	RC2 Corp.(a)	49,728
2,400	Six Flags, Inc.(a)	18,504
1,000	Steinway Musical Instruments(a)	25,510

		779,431

	Environmental Services—0.5%
66,000	Allied Waste Industries, Inc.	576,840
45,580	Tetra Tech, Inc.(a)	714,239

		1,291,079

	Financial Services—2.9%
2,100	Advanta Corp. (Class B Shares)	68,124
73,900	AmeriCredit Corp.(a)	1,894,057
1,080	Associated Banc-Corp	35,154
275	BKF Capital Group, Inc.	5,211
1,700	CompuCredit Corp.(a)	65,416
2,700	Doral Financial Corp.	28,620
39,400	Eaton Vance Corp.	1,077,984
300	eSpeed, Inc. (Class A Shares)(a)	2,313

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	55

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Financial Services (cont’d.)
400	Federal Agricultural Mortgage Corp. (Class C Shares)	$11,972
1,675	Financial Federal Corp.	74,454
100	Greenhill & Co, Inc.	5,616
1,300	Investment Technology Group, Inc.(a)	46,072
35,900	Jefferies Group, Inc.	1,614,782
5,800	Knight Trading Group, Inc. (Class A Shares)(a)	57,362
1,300	Labranche & Co., Inc.(a)	13,143
2,300	Ocwen Financial Corp.(a)	20,010
500	Piper Jaffray Cos.(a)	20,200
35,450	Raymond James Financial, Inc.	1,335,401
4,200	Student Loan Corp. (The)	878,766
300	SVB Financial Group(a)	14,052
2,425	UCBH Holdings, Inc.	43,359
3,500	World Acceptance Corp.(a)	99,750

		7,411,818

	Food & Staples Retailing—2.4%
30,470	Casey’s General Stores, Inc.	755,656
38,800	Chiquita Brands International, Inc.	776,388
71,710	Corn Products International, Inc.	1,713,152
1,200	Flowers Foods, Inc.	33,072
36,000	Fresh Del Monte Produce, Inc.	819,720
700	Gold Kist, Inc.(a)	10,465
1,300	Great Atlantic & Pacific Tea Co., Inc.(a)	41,314
400	J & J Snack Foods Corp.	23,764
600	Nash Finch Co.	15,288
1,700	Pathmark Stores, Inc.	16,983
17,260	Ralcorp Holdings, Inc.(a)	688,846
32,800	Ruddick Corp.	697,984
23,500	Sanderson Farms	717,455

		6,310,087

	Gas & Pipeline Utilities—4.0%
28,880	AGL Resources, Inc.	1,005,313
11,800	Atlas America, Inc.(a)	710,596
25,500	Atmos Energy Corp.	667,080
61,570	Cascade Natural Gas Corp.	1,201,231
11,000	Energen Corp.	399,520
14,500	National Fuel Gas Co.	452,255
16,600	Peoples Energy Corp.	582,162
12,200	Southwest Gas Corp.	322,080
54,680	Swift Energy Co.(a)	2,464,427
11,000	UGI Corp.	226,600
36,900	W-H Energy Services, Inc.(a)	1,220,652
38,000	WGL Holdings, Inc.	1,142,280

		10,394,196

See Notes to Financial Statements beginning on page 130

56	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Healthcare Equipment & Supplies—0.3%
23,784	Invacare Corp.	$748,958

	Healthcare Products & Services—0.4%
6,000	Diagnostic Products Corp.	291,300
12,500	Hillenbrand Industries, Inc.	617,625
300	ICU Medical, Inc.(a)	11,763

		920,688

	Healthcare Providers & Services—2.2%
1,800	Alliance Imaging, Inc.(a)	10,710
34,200	American Healthways, Inc.(a)	1,547,550
39,900	AMERIGROUP Corp.(a)	776,454
1,000	Gentiva Health Services, Inc.(a)	14,740
2,200	Kindred Healthcare, Inc.(a)	56,672
700	Magellan Health Services, Inc.(a)	22,015
13,690	National Dentex Corp.	308,573
1,525	Pediatrix Medical Group, Inc.(a)	135,069
31,500	Res-Care, Inc.(a)	547,155
38,300	Sunrise Senior Living, Inc.(a)	1,291,093
10,200	Triad Hospitals, Inc.(a)	400,146
12,250	Universal Health Services, Inc. (Class B Shares)	572,565

		5,682,742

	Healthcare Services
2,775	Healthsouth Rehabilitation Corp.(a)	13,598

	Home Builders—1.9%
52,500	Hovnanian Enterprises, Inc. (Class A Shares)(a)	2,606,100
1,300	Levitt Corp. (Class A Shares)	29,562
9,300	M.D.C. Holdings, Inc.	576,414
23,900	Meritage Homes Corp.(a)	1,503,788
3,500	Technical Olympic USA, Inc.	73,815
3,300	WCI Communities, Inc.(a)	88,605

		4,878,284

	Hotels, Restaurants & Leisure—1.9%
1,200	Ameristar Casinos, Inc.	27,240
22,460	Applebee’s International, Inc.	507,371
900	Aztar Corp.(a)	27,351
16,900	Bob Evans Farms, Inc.	389,714
34,540	Brinker International, Inc.	1,335,317
35,300	Intrawest Corp. (Canada)	1,021,935
2,700	Jack in the Box, Inc.(a)	94,311
27,300	Landry’s Seafood Resturants, Inc.	729,183
500	Movie Gallery, Inc.	2,805
600	Papa John’s International, Inc.(a)	35,586
500	Ryan’s Restaurant Group, Inc.(a)	6,030
26,850	Sonic Corp.(a)	792,075

		4,968,918

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	57

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Household Durables—1.5%
22,800	Ethan Allen Interiors, Inc.	$832,884
600	Furniture Brands International, Inc.	13,398
19,600	Harman International Industries, Inc.	1,917,860
12,700	Lancaster Colony Corp.	470,535
13,300	M/I Homes, Inc.	540,246

		3,774,923

	Industrial Products—2.0%
3,300	Angelica Corp.	54,582
25,160	CIRCOR International, Inc.	645,606
17,100	Hughes Supply, Inc.	613,035
57,960	Interface, Inc.(a)	476,431
84,280	Kaydon Corp.	2,708,759
2,500	NN, Inc.(a)	26,500
25,080	Robbins & Myers, Inc.	510,378
1,000	Unifirst Corp.	31,100

		5,066,391

	Insurance—5.9%
400	Amercan Physicians Capital, Inc.(a)	18,316
30,140	American Equity Investment Life Holding Co.	393,327
22,500	American Financial Group, Inc.	861,975
14,600	AmerUs Group Co.	827,382
2,600	Argonaut Group, Inc.(a)	85,202
400	Baldwin & Lyons, Inc. (Class B Shares)	9,720
19,100	Commerce Group, Inc., (The)	1,094,048
38,150	Delphi Financial Group, Inc. (Class “A” Shares)	1,755,281
1,000	Direct General Corp.	16,900
19,775	Hilb, Rogal & Hobbs Co.	761,535
29,840	Horace Mann Educators Corp.	565,766
1,300	Infinity Property & Casual Corp.	48,373
15,300	LandAmerica Financial Group, Inc.	954,720
900	Midland Co.	32,436
200	Nationwide Financial Services (Class A Shares)	8,800
300	Navigators Group, Inc.(a)	13,083
24,900	Philadelphia Consolidated Holding Corp.(a)	2,407,581
1,100	Phoenix Cos., Inc. (The)	15,004
27,510	Platinum Underwriters Holdings, Ltd. (Bermuda)	854,736
9,600	PMA Capital Corp. (Class “A” Stock)	87,648
20,390	ProAssurance Corp.(a)	991,770
12,600	Protective Life Corp.	551,502
52,120	Quanta Capital Holdings Ltd. (Bermuda)(a)	265,812
800	RLI Corp.	39,896
1,800	Safety Insurance Group, Inc.	72,666
1,700	Selective Insurance Group	90,270
600	State Auto Financial Corp.	21,876

See Notes to Financial Statements beginning on page 130

58	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Insurance (cont’d.)
2,300	Stewart Information Services Corp.	$111,941
19,410	The PMI Group, Inc.	797,169
1,900	UICI	67,469
32,600	United Fire & Casualty Co.	1,318,018
700	Universal American Financial Corp.	10,556
4,300	Zenith National Insurance Corp.	198,316

		15,349,094

	Internet
900	Ariba, Inc.(a)	6,615
2,000	Interwoven, Inc.(a)	16,940
900	Stellent, Inc.(a)	8,937

		32,492

	Internet Services—0.1%
500	aQuantive, Inc.(a)	12,620
600	AsiaInfo Holdings, Inc.(a)	2,388
3,000	Earthlink, Inc.	33,330
325	F5 Networks, Inc.(a)	18,587
300	Internet Security Systems, Inc.(a)	6,285
1,500	Ipass, Inc.(a)	9,840
500	ProQuest Co.(a)	13,955
1,500	Redback Networks, Inc.(a)	21,090
3,300	United Online, Inc.	46,926

		165,021

	Internet Software & Services
700	Infospace, Inc.(a)	18,074
1,325	Vignette, Corp.(a)	21,611

		39,685

	Leisure—0.1%
10,870	Jakks Pacific, Inc.(a)	227,618

	Machinery—5.6%
4,800	AGCO Corp.(a)	79,536
500	Alamo Group, Inc.	10,250
26,000	Albany International Corp. (Class A Shares)	940,160
8,500	Applied Industrial Technologies, Inc.	286,365
500	Astec Industries, Inc.(a)	16,330
34,200	Barnes Group, Inc.	1,128,600
51,160	Briggs & Stratton Corp.	1,984,496
22,100	Bucyrus International, Inc. (Class A Shares)	1,164,670
900	Cascade Corp.	42,219
50,000	Crane Co.	1,763,500
1,100	Flowserve Corp.(a)	43,516
200	Gardner Denver, Inc.(a)	9,860
500	Gehl Co.(a)	13,125
18,100	Harsco Corp.	1,221,931

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	59

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Machinery (cont’d.)
6,100	JLG Industries, Inc.	$278,526
48,970	Kadant, Inc.(a)	905,945
28,000	Kennametal, Inc.	1,429,120
21,900	Lincoln Electric Holdings, Inc.	868,554
500	NACCO Industries, Inc. (Class A Shares)	58,575
1,325	Nordson Corp.	53,676
1,300	Sauer-Danfoss, Inc.	24,453
11,780	Smith A.O. Corp.	413,478
29,100	Tecumseh Products Co. (Class A Shares)	666,681
35,600	Valmont Industries, Inc.	1,191,176

		14,594,742

	Machinery & Equipment
902	McGrath Rentcorp	25,076

	Manufacturing—0.3%
900	Actuant Corp. (Class A Shares)	50,220
600	Ameron International, Corp.	27,348
1,300	EnPro Industries, Inc.(a)	35,035
600	ESCO Technologies, Inc.(a)	26,694
41,270	Federal Signal Corp.	619,462
2,500	Hexel Corp.(a)	45,125
9,062	Jacuzzi Brands, Inc.(a)	76,121

		880,005

	Media—1.2%
200	4Kids Entertainment, Inc.(a)	3,138
27,260	Belo Corp. (Class A Shares)	583,637
22,400	Charter Communications, Inc. (Class A Shares)(a)	27,328
13,060	Courier Corp.	448,480
44,700	Journal Register Co.	668,265
3,380	Liberty Corp.	158,218
3,600	Lodgenet Entertainment Corp.(a)	50,184
600	Media General, Inc. (Class A Shares)	30,420
2,600	Mediacom Communications Corp.(a)	14,274
6,600	Primedia, Inc.(a)	10,626
10,000	Radio One, Inc. (Class D Shares)(a)	103,500
900	Saga Communications, Inc. (Class A Shares)(a)	9,783
34,300	Scholastic Corp.(a)	977,893
600	Sinclair Broadcast Group, Inc. (Class A Shares)	5,520

		3,091,266

	Medical Supplies & Equipment—0.5%
2,400	Conmed Corp.(a)	56,784
1,500	HealthTronics Surgical, Inc.(a)	11,475
600	LCA-Vision, Inc.	28,506

See Notes to Financial Statements beginning on page 130

60	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Medical Supplies & Equipment (cont’d.)
200	Neurometrix, Inc.(a)	$5,456
16,500	Orthofix International N.V.(a)	658,185
2,700	PSS World Medical, Inc.(a)	40,068
1,000	STERIS Corp.	25,020
100	SurModics, Inc.(a)	3,699
12,600	Sybron Dental Specialties, Inc.(a)	501,606
600	Viasys Healthcare, Inc.(a)	15,420

		1,346,219

	Metals & Mining—2.8%
105,000	Agnico-Eagle Mines Ltd. (Canada)	2,074,800
500	Carpenter Technology Corp.	35,235
975	Century Aluminum Co.(a)	25,555
1,400	Chaparral Steel Co.(a)	42,350
29,200	Commercial Metals Co.	1,096,168
1,875	Gibraltar Industries, Inc.	43,012
14,000	Massey Energy Co.	530,180
35,000	Mueller Industries, Inc.	959,700
1,000	NS Group, Inc.(a)	41,810
700	Oregon Steel Mills, Inc.(a)	20,594
16,200	Quanex Corp.	809,514
2,000	Reliance Steel & Aluminum Co.	122,240
600	Ryerson, Inc.	14,592
800	Schnitzer Steel Industries, Inc. (Class A Shares)	24,472
2,900	Steel Dynamics, Inc.	102,979
41,700	Timken Co.	1,335,234

		7,278,435

	Oil & Gas Exploration/Production—2.2%
79,050	Cabot Oil & Gas Corp.	3,565,155
31,900	St. Mary Land & Exploration Co.	1,174,239
15,000	Tidewater, Inc.	666,900
4,500	Todco (Class A Shares)(a)	171,270

		5,577,564

	Oil, Gas & Consumable Fuels—3.7%
15,610	Berry Petroleum Co. (Class A Shares)	892,892
800	Cal Dive International, Inc.(a)	28,712
700	Callon Petroleum Co.(a)	12,355
3,600	Cimarex Energy Co.	154,836
2,300	Comstock Resources, Inc.(a)	70,173
2,600	Energy Partners Ltd.(a)	56,654
29,900	Frontier Oil Corp.	1,122,148
500	Giant Industries, Inc.(a)	25,980
1,200	Hanover Compressor Co.(a)	16,932
1,500	Harvest Natural Resources, Inc.(a)	13,320
10,000	Holly Corp.	588,700
24,600	Houston Explorat, Co.(a)	1,298,880
800	Lone Star Technologies, Inc.(a)	41,328

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	61

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Oil, Gas & Consumable Fuels (cont’d.)
3,000	New Jersey Resources Corp.	$125,670
2,300	Nicor, Inc.	90,413
1,700	Northwest Natural Gas Co.	58,106
27,900	Oceaneering International, Inc.(a)	1,388,862
3,325	Oil States International, Inc.(a)	105,336
30,600	Oneok, Inc.	814,878
1,950	Petrohawk Energy, Corp.(a)	25,779
31,500	Range Resources Corp.	829,710
400	Remington Oil & Gas Corp.(a)	14,600
1,000	RPC, Inc.	26,340
4,500	South Jersey Industries, Inc.	131,130
2,300	Southwestern Energy Co.	82,662
1,800	Stone Energy Corp.(a)	81,954
2,500	Universal Compression Holdings, Inc.(a)	102,800
1,500	Veritas DGC, Inc.(a)	53,235
4,410	Vintage Petroleum, Inc.	235,185
20,600	Western Gas Resources, Inc.	970,054
975	Whiting Petroleum Corp.(a)	39,000

		9,498,624

	Oil, Gas & Consumable Fuels
750	GMX Resources, Inc.(a)	27,000

	Paper & Forest Products—1.0%
17,120	Neenah Paper, Inc.	479,360
16,000	Potlatch Corp.	815,680
64,400	Rock-Tenn Co. (Class A Shares)	879,060
14,130	Schweit-Maudit International, Inc.	350,141
2,300	Wausau Paper Corp.	27,255

		2,551,496

	Pharmaceuticals—0.3%
1,700	Adolor Corp.(a)	24,820
1,400	Alpharma, Inc. (Class A Shares)	39,914
1,500	Atherogenics, Inc.(a)	30,015
13,600	AVANIR Pharmaceuticals (Class A Shares)(a)	46,784
3,500	Cypress Bioscience, Inc.(a)	20,230
26,250	Parexel International Corp.(a)	531,825
400	United Therapeutics Corp.(a)	27,648
1,000	Valeant Pharmaceuticals International.	18,080
2,600	Vertex Pharmaceuticals, Inc.(a)	71,942

		811,258

	Real Estate Investment Trust—4.7%
4,300	American Home Mortgage Investment Corp.	140,051
50,000	Annaly Mortgage Management, Inc.	547,000

See Notes to Financial Statements beginning on page 130

62	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Real Estate Investment Trust (cont’d.)
9,400	Anthracite Capital, Inc.	$98,982
20,370	Arbor Realty Trust, Inc.	527,990
1,775	Ashford Hospital	18,620
900	Boykin Lodging Co.(a)	10,998
800	Capital Trust, Inc. (Class A Shares)	23,424
7,000	CarrAmerica Realty Corp.	242,410
63,670	Education Realty Trust, Inc.	820,706
18,100	Entertainment Properties Trust	737,575
7,400	Equity Inns, Inc.	100,270
64,080	Equity One, Inc.	1,481,530
900	Extra Space Storage, Inc.	13,860
4,200	FelCor Lodging Trust, Inc.	72,282
15,900	First Industrial Realty Trust, Inc.	612,150
800	First Potomac Realty Trust	21,280
2,100	Glenborough Realty Trust, Inc.	38,010
3,200	Government Properties Trust, Inc.	29,856
11,200	Healthcare Realty Trust, Inc.	372,624
1,688	Highland Hospitality Corp.	18,652
34,000	HRPT Properties Trust	351,900
4,000	IMPAC Mortgage Holdings, Inc.	37,640
8,200	Innkeepers USA Trust	131,200
1,200	Jones Lang Lasal, Inc.	60,420
3,500	Kilroy Reality Corp.	216,650
1,800	LaSalle Hotel Properties	66,096
10,500	Lexington Corporate Properties Trust	223,650
2,100	LTC Properties, Inc.	44,163
1,300	Maguire Properties, Inc.	40,170
12,900	MeriStar Hospitality Corp.(a)	121,260
6,050	MFA Mortgage Investments, Inc.	34,485
5,300	Mid-America Apartment Communities, Inc.	257,050
4,700	National Health Investors, Inc.	122,012
31,100	Nationwide Health Properties, Inc.	665,540
23,000	New Plan Excel Realty Trust	533,140
1,100	Novastar Finacial, Inc.	30,921
1,100	Parkway Properties, Inc.	44,154
4,800	Pennsylvania Real Estate Investment Trust	179,328
3,200	Post Properties, Inc.	127,840
3,700	RAIT Investment Trust	95,904
550	Redwood Trust, Inc.	22,693
2,400	Saul Centers, Inc.	86,640
5,100	Senior Housing Properties Trust	86,241
26,860	SL Green Realty Corp.	2,051,836
4,700	Sunstone Hotel Investors, Inc.	124,879
500	Urstadt Biddle Properties (Class A Shares)	8,105
1,500	Ventas, Inc.	48,030
51,230	Winston Hotels, Inc.	507,177

		12,247,394

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	63

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Registered Investment Companies—0.8%
29,680	iShares S&P SmallCap 600 Value Index Fund	$1,895,959
5,683	Technology Investment Capital Corp.	85,813

		1,981,772

	Restaurants
1,904	Triarc Cos., Inc. (Class “B” Stock)	28,274

	Retail—2.3%
5,200	Asbury Automotive Group, Inc.(a)	85,592
600	Build-A-Bear Workshop, Inc.(a)	17,784
400	Burlington Coat Factory Warehouse Corp.	16,084
5,100	Cash America International, Inc.	118,269
20,800	CEC Entertainment, Inc.(a)	708,032
15,700	Charming Shoppes, Inc.(a)	207,240
82,460	CSK Auto Corp.(a)	1,243,497
900	Genesco, Inc.(a)	34,911
1,100	Insight Enterprises, Inc.(a)	21,571
1,400	Jo-Ann Stores, Inc.(a)	16,520
5,900	Lithia Motors, Inc. (Class A Shares)	185,496
1,200	Luby’s, Inc.(a)	15,960
22,890	Men’s Wearhouse, Inc. (The)(a)	673,882
900	Movado Group, Inc.	16,470
1,200	O’Charleys, Inc.(a)	18,612
500	Pantry, Inc.(a)	23,495
32,850	Regis Corp.	1,267,024
2,100	Smart & Final, Inc.(a)	27,048
500	Sonic Automotive, Inc.	11,140
300	Sports Authority, Inc. (The)(a)	9,339
2,700	Stage Stores, Inc.	80,406
63,200	Stein Mart, Inc.	1,147,080
2,300	Systemax, Inc.(a)	14,352
1,200	Zale Corp.(a)	30,180

		5,989,984

	Retail Apparel—0.9%
19,800	Brown Shoe Co., Inc.	840,114
8,770	Dress Barn, Inc.(a)	338,610
42,670	Foot Locker, Inc.	1,006,585
1,000	Kenneth Cole Productions, Inc. (Class A Shares)	25,500
2,200	Payless Shoesource, Inc.(a)	55,220

		2,266,029

	Road & Rail—0.4%
25,600	Arkansas Best Corp.	1,118,208

See Notes to Financial Statements beginning on page 130

64	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Semiconductors—0.4%
1,800	Actel Corp.(a)	$22,914
1,200	AMIS Holdings, Inc.(a)	12,780
1,500	Amkor Technology, Inc.(a)	8,400
8,400	Applied Micro Circuits Corp.(a)	21,588
4,500	Asyst Technologies, Corp.(a)	25,740
7,100	Atmel Corp.(a)	21,939
850	ATMI, Inc.(a)	23,775
3,900	Axcelis Technologies, Inc.(a)	18,603
2,700	Cirrus Logic, Inc.(a)	18,036
1,200	Cohu, Inc.	27,444
3,800	Credence System Corp.(a)	26,448
1,000	DSP Group, Inc.(a)	25,060
900	Emulex Corp.(a)	17,811
7,258	Entegris, Inc.(a)	68,370
700	Exar Corp.(a)	8,764
5,100	Fairchild Semiconductor International, Inc.(a)	86,241
1,400	Genesis Microchip, Inc.(a)	25,326
1,400	Integrated Silicon Solution, Inc.(a)	9,016
5,100	Intergrated Device Technology, Inc.(a)	67,218
2,000	Kulicke & Soffa Industries, Inc.(a)	17,680
3,100	Lattice Semiconductor Corp.(a)	13,392
2,200	MKS Instruments, Inc.(a)	39,358
3,300	ON Semiconductor Corp.(a)	18,249
600	Pericom Semiconductor Corp.(a)	4,782
1,500	Photronics, Inc.(a)	22,590
58,680	Richardson Electronics Ltd.	425,430
2,600	Skyworks Solutions, Inc.(a)	13,234
1,200	Standard Microsystems Corp.(a)	34,428
2,600	Vitesse Semiconductor(a)	4,992

		1,129,608

	Specialty Retail—0.9%
3,100	Aaron Rents, Inc.	65,348
34,000	Borders Group, Inc.	736,780
19,300	CBRL Group, Inc.	678,395
31,200	Claire’s Stores, Inc.	911,664

		2,392,187

	Telecommunications—1.7%
4,600	Adaptec, Inc.(a)	26,772
64,650	Aeroflex, Inc.(a)	694,987
41,800	American Tower Corp. (Class A Shares)(a)	1,132,780
1,400	Anixter International, Inc.	54,768
46,370	Arris Group, Inc.(a)	439,124
1,100	Black Box Corp.	52,118
3,400	Broadwing Corp.(a)	20,570
600	C-COR, Inc.(a)	2,916
2,100	Centennial Communications Corp.(a)	32,592
30,200	Ciena Corp.(a)	89,694

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	65

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Telecommunications (cont’d.)
21,700	Cincinnati Bell, Inc.(a)	$76,167
14,540	Commonwealth Telephone Enterprises, Inc.	491,016
2,300	CommScope, Inc.(a)	46,299
3,900	CT Communications, Inc.	47,346
1,200	Ditech Communications Corp.(a)	10,020
7,300	Dobson Communications Corp. (Class A Shares)(a)	54,750
7,100	Finisar Corp.(a)	14,768
1,800	General Communication, Inc. (Class A Shares)(a)	18,594
800	Hypercom Corp.(a)	5,112
32,300	Iowa Telecommunications Services, Inc.	500,327
27,900	Level 3 Communications Inc.(a)	80,073
2,300	Mastec, Inc.(a)	24,081
1,800	MRV Communications, Inc.(a)	3,690
2,600	Newport Corp.(a)	35,204
900	North Pittsburgh Systems, Inc.	16,983
5,600	Powerwave Technologies, Inc.(a)	70,392
11,500	Premiere Global Services, Inc.(a)	93,495
6,800	RF Micro Devices, Inc.(a)	36,788
1,000	SafeNet, Inc.(a)	32,220
3,100	Sonus Networks, Inc.(a)	11,532
3,200	Sycamore Networks, Inc.(a)	13,824
1,800	Talk America Holdings, Inc.(a)	15,534
225	Tekelec(a)	3,128
2,800	Time Warner Telecom, Inc. (Class A Shares)(a)	27,580
1,500	Utstarcom, Inc.(a)	12,090

		4,287,334

	Textiles & Apparel—1.4%
30,000	Kellwood Co.	716,400
200	Oxford Industries, Inc.	10,940
500	Perry Ellis International, Inc.(a)	9,500
47,500	Phillips-Van Heusen	1,539,000
3,000	Quiksilver, Inc.	41,520
86,660	Russell Corp.	1,166,444
2,500	Skechers USA, Inc. (Class A Shares)(a)	38,300
6,300	Too, Inc.(a)	177,723

		3,699,827

	Thrifts & Mortgage Finance—0.8%
25,800	Accredited Home Lenders Holding Co.(a)	1,279,164
24,500	Astoria Financial Corp.	720,300

		1,999,464

See Notes to Financial Statements beginning on page 130

66	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Tobacco—0.6%
6,100	Alliance One Intertnational, Inc.	$23,790
16,000	Loews Corp. - Carolina Group	703,840
17,200	Universal Corp.	745,792

		1,473,422

	Trading Companies & Distributors—0.6%
27,575	Watsco, Inc.	1,649,261

	Transportation—1.9%
1,025	Amerco, Inc.(a)	73,851
705	Arlington Tankers, Ltd.	15,334
1,000	Covenant Transport, Inc. (Class A Shares)(a)	13,980
13,300	Frontline Ltd. (Bermuda)	504,336
29,000	General Maritime Corp.	1,074,160
4,825	Genesee & Wyoming, Inc. (Class A Shares)(a)	181,179
800	Greenbrier Cos., Inc.	22,720
1,100	Interpool, Inc.	20,768
46,270	Kansas City Southern(a)	1,130,376
300	Kirby Corp.(a)	15,651
875	Landstar System, Inc.(a)	36,522
400	Marten Transport Ltd.(a)	7,288
1,200	Offshore Logistics, Inc.(a)	35,040
3,400	RailAmerica, Inc.(a)	37,366
2,500	SCS Transportation, Inc.(a)	53,125
4,700	SIRVA, Inc.(a)	37,600
16,600	Teekay Shipping Corp.	662,340
1,600	U.S. Xpress Enterprises, Inc. (Class A Shares)(a)	27,808
43,500	Werner Enterprises, Inc.	856,950

		4,806,394

	Unregulated Power—0.3%
26,200	Vectren Corp.	711,592

	Water Utilities
600	American States Water Co.	18,480
600	California Water Service Group	22,938
200	SJW Corp.	9,100

		50,518

	Total long-term investments (cost $212,088,244)	253,770,841

	SHORT-TERM INVESTMENT—2.3%

	Affiliated Money Market Mutual Fund
5,904,407	Dryden Core Investment Fund - Taxable Money Market Series (cost $5,904,407; Note 3)(b)	5,904,407

	Total Investments—100.2% (cost $217,992,651; Note 5)	259,675,248
	Liabilities in excess of other assets—(0.2%)	(560,420)

	Net Assets—100%	$259,114,828

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	67

Small Capitalization Value Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

The following abbreviations are used in portfolio descriptions

ADR—American Depository Receipt

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

Banks	7.0%
Insurance	5.9
Machinery	5.6
Real Estate Investment Trust	4.7
Gas & Pipeline Utilities	4.0
Oil, Gas & Consumable Fuels	3.7
Electronics	3.6
Chemicals	3.4
Financial Services	2.9
Metals & Mining	2.8
Electric Utilities	2.4
Food & Staples Retailing	2.4
Retail	2.3
Commercial Services & Supplies	2.2
Healthcare Providers & Services	2.2
Oil & Gas Exploration/Production	2.2
Computer Services & Software	2.0
Industrial Products	2.0
Home Builders	1.9
Hotels, Restaurants & Leisure	1.9
Transportation	1.9
Auto Related	1.8
Drugs & Healthcare	1.7
Telecommunications	1.7
Commercial Services	1.5
Consumer Products & Services	1.5
Household Durables	1.5
Textiles & Apparel	1.4
Aerospace/Defense	1.2
Media	1.2
Electrical Equipment	1.1
Business Services	1.0
Distribution/Wholesale	1.0
Paper & Forest Products	1.0
Retail Apparel	0.9
Specialty Retail	0.9
Computer Hardware	0.8
Construction	0.8
Registered Investment Companies	0.8

See Notes to Financial Statements beginning on page 130

68	THE TARGET PORTFOLIO TRUST

Thrifts & Mortgage Finance	0.8%
Tobacco	0.6
Trading Companies & Distributors	0.6
Airlines	0.5
Building Products	0.5
Environmental Services	0.5
Medical Supplies & Equipment	0.5
Advertising	0.4
Drugs & Medicine	0.4
Energy Equipment & Services	0.4
Healthcare Products & Services	0.4
Road & Rail	0.4
Semiconductors	0.4
Conglomerates	0.3
Containers & Packaging	0.3
Entertainment & Leisure	0.3
Healthcare Equipment & Supplies	0.3
Manufacturing	0.3
Pharmaceuticals	0.3
Unregulated Power	0.3
Beverages	0.2
Biotechnology	0.1
Diversified Financial Services	0.1
Internet Services	0.1
Leisure	0.1
Affiliated Money Market Mutual Fund	2.3

100.2
Liabilities in excess of other assets	(0.2)

Total	100.0%

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	69

International Equity Portfolio	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—99.8%

	COMMON STOCKS

	Australia—1.9%
12,000	AWB Ltd.	$53,822
146,000	Bluescope Steel Ltd.	741,069
29,500	Commonwealth Bank of Australia	922,168
287,600	CSR Ltd.	730,110
57,000	David Jones Ltd.	96,964
125,000	Santos Ltd.	1,121,469
3,700	Suncorp-Metway Ltd.	54,235
238,000	Telestra Corp. Ltd.	683,934

		4,403,771

	Austria—0.3%
4,300	Boehler-Uddeholm AG(a)	727,468

	Belgium—0.5%
10,300	Dexia	237,541
27,500	Fortis	877,414

		1,114,955

	Brazil—1.0%
61,500	Empresa Brasileira de Aeronautica SA, ADR	2,404,650

	Canada—3.2%
49,200	Canadian Natural Resources Ltd.	2,439,155
68,300	Rogers Communications, Inc.	2,890,757
95,100	Shaw Communications, Inc.	2,064,065

		7,393,977

	Denmark—1.5%
6,300	Danisco AS(a)	482,347
21,000	Danske Bank SA	739,765
41,200	Novo Nordisk SA	2,317,582

		3,539,694

	Finland—0.7%
31,500	OKO Bank	442,291
45,100	Rautaruukki OYJ	1,097,239

		1,539,530

	France—6.6%
23,900	BNP Paribas	1,933,968
18,000	Bouygues SA	880,107
41,300	Carrefour SA	1,935,257
4,200	Ciments Francais SA(a)	545,965

See Notes to Financial Statements beginning on page 130

70	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	France (cont’d.)
11,800	CNP Assurances	$930,399
16,000	Compagnie Generale des Establissements Michelin (Class B Shares)	899,381
4,600	Natexis Banques Populaires(a)	766,240
15,000	Peugeot SA	864,835
11,300	Rallye SA	485,488
8,200	Renault SA(a)	668,876
33,100	Sanofi-Aventis	2,899,831
4,700	Societe Generale	578,131
53,400	Suez SA	1,662,685
1,700	Total SA	427,078

		15,478,241

	Germany—7.7%
14,800	Adidas-Salomon AG	2,803,462
24,500	BASF AG	1,876,940
23,900	Bayerische Motoren Werke AG	1,048,333
17,900	Deutsche Bank AG(a)	1,735,601
22,800	Deutsche Boerse AG(a)	2,336,496
46,485	Frankport AG	2,470,996
3,800	Fresenius AG	515,787
17,900	MAN AG(a)	955,322
14,100	Merck KGAA	1,167,669
18,500	Salzgitter AG(a)	998,952
45,400	ThyssenKrup AG	947,054
31,100	TUI AG	636,971
3,300	Verwalt & Privat - Bank AG(a)	552,239

		18,045,822

	Hong Kong—3.8%
1,150,400	Chaoda Modern Agriculture Holdings Ltd.(a)	477,797
620,900	China Merchants Holdings International Co. Ltd.	1,347,545
3,889,600	China Petroleum Chemical Corp.	1,938,230
1,061,037	China Shenhua Energy Co. Ltd.(a)	1,168,661
200,000	Citic Pacific Ltd.	552,678
616,600	CNOOC Ltd.	419,030
577,700	Hong Kong Exchanges and Clearing Ltd.	2,395,338
159,280	Orient Overseas International Ltd.(a)	538,873

		8,838,152

	India—0.5%
39,600	ICICI Bank Ltd., ADR	1,140,480

	Ireland—0.3%
31,300	Irish Life & Permanent PLC	639,585

	Israel—2.0%
62,000	Amdocs Ltd.(a)	1,705,000
71,300	Teva Pharmaceutical Industries Ltd., ADR	3,066,613

		4,771,613

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	71

International Equity Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Italy—1.5%
54,200	Banca Popolare Italiana SpA	$480,932
53,600	Benetton Group SpA	610,454
61,800	Eni SpA	1,714,248
90,400	Ifil SpA	386,089
26,400	San Paolo - IMI SpA	412,876

		3,604,599

	Japan—20.4%
4,650	Aiful Corp.	388,713
30,300	Alpine Electronics, Inc.	406,565
37,000	Alps Electric Co. Ltd.	516,980
31,700	Asahi Breweries Ltd.	386,513
9,000	Asahi Kasei Corp.	60,901
276,000	Bank of Fukuoka Ltd. (The)(a)	2,365,741
303,476	Bank of Yokohama Ltd. (The)	2,484,033
3,900	Capcom Co. Ltd.	45,553
21,600	CMK Corp.	476,084
178,000	Cosmo Oil Co. Ltd.	890,159
145,000	Denki Kagaku Kogyo KK	640,454
5,700	FamilyMart Co. Ltd.	192,615
59,700	Hitachi Koko Co. Ltd.	986,087
102,000	Hitachi Ltd.	687,219
30,100	Hokkaido Electric Power Co., Inc.	611,972
80,300	Hokuetsu Paper Mills Ltd.	415,232
24,100	Honda Motor Co. Ltd.	1,390,896
38,000	Hosiden Corp.	464,874
67,000	Japan Securities Finance Co. Ltd.	772,131
94,700	Kaken Pharmaceutical Co. Ltd.	736,450
25,900	Kansai Electric Power Co., Inc. (The)	555,646
190,800	Kurabo Industries Ltd.	713,744
23,600	Kyushu Electric Power Co., Inc.	512,071
187,000	Marubeni Corp.	1,001,466
153	Millea Holdings, Inc.	2,638,729
135,500	Mitsubishi Chemical Holdings Corp.	853,661
68,000	Nippon Oil Corp.	526,980
360	Nippon Telegraph and Telephone Corp.	1,633,794
25,400	Nipro Corp.	371,481
115,100	Nissan Motor Co. Ltd.	1,174,105
166,200	NSK Ltd.	1,136,666
100	NTT Docomo, Inc.	152,291
269,800	Osaka Gas Co. Ltd.	930,302
3,300	Promise Co. Ltd.	220,043
97,100	Rengo Co. Ltd.	586,552
35,300	Ricoh Co. Ltd.	618,092
44,200	Rohto Pharmaceutical Co. Ltd.(a)	439,749

See Notes to Financial Statements beginning on page 130

72	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Japan (cont’d.)
18,400	Sanyo Electric Credit Co. Ltd.	$375,971
45,700	Secom Co. Ltd.	2,393,489
148,100	Sharp Corp.	2,253,399
66,900	Shiseido Company Ltd.	1,244,684
92,500	Sumitomo Trust & Banking Co. Ltd. (The)	943,170
12,700	Takefuji Corp.	862,319
82,000	Tanabe Seiyaku Co. Ltd.	795,567
24,600	Tohoku Electric Power Co., Inc.	499,736
562,900	Tokyo Gas Co. Ltd.	2,505,551
20,700	Tostem Inax Holding Corp.	413,553
110,200	Toyota Motor Corp.	5,757,300
33,000	UNY Co. Ltd.	520,304

		47,549,587

	Korea—3.6%
24,570	Hyundai Motor Co.	2,337,396
24,440	Kookmin Bank(a)	1,841,962
3,115	Samsung Electronics Co. Ltd.	2,004,063
54,560	Shinhan Financial Group Co. Ltd.(a)	2,194,391

		8,377,812

	Mexico—2.8%
138,900	America Movil SA de CV, ADR Series L	4,064,214
433,400	Wal-Mart de Mexico SA de CV	2,404,947

		6,469,161

	Netherlands—4.1%
40,259	ABN AMRO Holding NV	1,052,862
54,600	Euronext NV	2,844,188
59,700	ING Groep NV, ADR	2,070,880
58,400	Koninklijke (Royal) KPN NV	585,611
28,100	Schlumberger Ltd.	2,729,915
6,600	Stork NV	281,996

		9,565,452

	Norway—0.5%
10,500	Norsk Hydro ASA(a)	1,078,112

	Portugal—0.2%
151,000	Energias de Portugal SA(a)	464,797

	Russia—0.7%
26,700	Lukoil, ADR	1,588,650

	Singapore—1.0%
432,400	Mobileone Ltd.(a)	551,958
281,000	Neptune Orient Lines Ltd.	568,353
795,700	Singapore Telecommunications Ltd.	1,246,024

		2,366,335

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	73

International Equity Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)

	Spain—3.2%
58,900	Banco Bilbao Vizcaya Argentaria SA	$1,051,549
47,000	Banco Santander Central Hispano SA	620,420
6,700	Compania Espanola de Petroleos SA	306,575
42,800	Endesa SA	1,125,902
37,600	Repsol YPF SA	1,098,171
59,568	Sogecable SA	2,387,882
22,000	Union Fenosa SA	818,616

		7,409,115

	Sweden—1.0%
34,200	Electrolux AB, Series B	888,955
146,400	Nordea Bank AB	1,520,297

		2,409,252

	Switzerland—8.0%
2,000	Georg Fischer AG(a)	683,384
3,600	Givaudan SA	2,439,633
55,048	Logitech International(a)	2,586,822
39,950	Novartis AG	2,099,271
1,900	Rieter Holdings AG	563,906
17,200	Roche Holding AG	2,582,520
2,400	Swisscom AG	757,505
3,800	Syngenta AG	472,813
54,700	UBS AG	5,207,542
5,900	Zurich Financial Services AG(a)	1,257,182

		18,650,578

	United Kingdom—21.8%
30,000	Alliance & Leicester PLC	513,050
50,900	Arriva PLC	510,112
13,100	AstraZeneca PLC	637,612
115,800	Aviva PLC	1,404,590
143,600	BAE SYSTEMS PLC	943,160
378,400	Barclays PLC	3,977,813
49,900	BP PLC, ADR	3,204,578
137,900	Bradford & Bingley PLC	973,934
453,600	BT Group PLC	1,738,372
219,500	Cadbury Schweppes PLC	2,075,172
48,200	Dairy Crest Group PLC	453,614
231,500	DSG International PLC	652,205
74,000	Firstgroup PLC	511,493
185,400	GKN PLC(a)	918,659
116,800	GlaxoSmithkKine PLC	2,952,002
101,700	Hanson PLC	1,118,082
128,000	HBOS PLC	2,186,811

See Notes to Financial Statements beginning on page 130

74	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	United Kingdom (cont’d.)
103,500	House of Fraser PLC(a)	$201,665
80,600	Interserve PLC	501,991
34,000	Kelda Group PLC	452,764
286,800	Legal & General PLC	601,992
490,600	Lloyds TSB Group PLC	4,123,292
126,000	Mitchells & Butlers PLC	906,147
95,500	Next PLC	2,522,108
184,500	Northern Foods PLC	480,907
183,900	Northumbrian Water Group PLC	770,429
423,100	Old Mutual PLC(a)	1,199,280
345,800	Pilkington PLC	886,468
80,100	Royal Bank of Scotland Group PLC	2,418,586
41,600	Royal Dutch Shell PLC (Class A Shares)	1,269,665
73,212	Royal Dutch Shell PLC (Class B Shares)	2,340,345
113,500	Scottish Power PLC	1,061,323
124,709	Shanks Group PLC	332,569
82,500	Tate & Lyle PLC	799,124
146,100	Taylor Woodrow PLC	956,438
311,600	Tesco PLC	1,777,186
54,900	TT Electronics PLC(a)	138,849
36,000	Viridian Group PLC	554,032
82,300	Vodafone Group PLC, ADR	1,766,981

		50,833,400

	United States—1.0%
64,200	Willis Group Holdings Ltd.	2,371,548

	Total long-term investments (cost $203,203,552)	232,776,336

	SHORT-TERM INVESTMENT—0.5%

	Affiliated Money Market Mutual Fund
1,039,230	Dryden Core Investment Fund—Taxable Money Market Series (cost $1,039,230; Note 3)(b)	1,039,230

	Total Investments(c)—100.3% (cost $204,242,782; Note 5)	233,815,566
	Liabilities in excess of other assets(d)—(0.3)%	(665,417)

	Net Assets—100%	$233,150,149

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(c)	As of December 31, 2005, 72 securities representing $71,432,035 and 30.6% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.
(d)	Liabilities in excess of other assets includes net unrealized appreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	75

International Equity Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

Forward foreign currency exchange contracts outstanding at December 31, 2005:

Purchase Contracts
Description	Value at Settlement Date Payable	Value at December 31, 2005	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 1/04/06	$64,949	$65,526	$577
Euros,
Expiring 1/04/06	57,427	57,419	(8)
Expiring 1/04/06	61,449	61,054	(395)
Japanese Yen,
Expiring 1/06/06	43,422	43,396	(26)

	$227,247	$227,395	$148

Sale Contracts
Description	Value at Settlement Date Receivable	Value at December 31, 2005	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 1/04/06	$61,449	$61,369	$80
Euros,
Expiring 1/04/06	173,973	173,975	(2)
Expiring 4/04/06	6,389,363	6,308,198	81,165
Expiring 4/04/06	3,232,320	3,249,317	(16,997)
Pound Sterling,
Expiring 6/05/06	3,975,666	3,960,052	15,614
Japanese Yen,
Expiring 1/04/06	45,367	45,321	46
Expiring 1/04/06	85,806	85,723	83
Expiring 1/04/06	64,949	64,360	589
Expiring 6/01/06	6,094,489	6,070,617	23,872
Expiring 6/01/06	3,005,762	3,035,308	(29,546)
Mexican Peso,
Expiring 6/06/06	6,235,592	6,160,198	75,394

	$29,364,736	$29,214,438	$150,298

See Notes to Financial Statements beginning on page 130

76	THE TARGET PORTFOLIO TRUST

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

Industry
Banks	23.5%
Oil & Gas	11.4
Pharmaceuticals	8.8
Telecommunications	7.7
Auto—Cars/Light Trucks	6.8
Insurance	5.4
Electric	4.9
Computers	3.8
Retail	3.8
Metals & Mining	2.9
Food	2.5
Aerospace/Defense	2.5
Building Materials	2.4
Cable TV	1.9
Electronics	1.7
Apparel	1.5
Media	1.2
Water	1.2
Diversified Operations	1.0
Transportation	0.9
Consumer Services	0.9
Machinery	0.8
Entertainment	0.5
Forestry	0.4
Import/Export	0.4
Textile—Products	0.3
Office/Business Equipment	0.3
Agricultural Operations	0.2
Beverages	0.2
Affiliated Money Market Mutual Fund	0.5

100.3
Liabilities in excess of other assets	(0.3)

Total	100.0%

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	77

International Bond Portfolio	Portfolio of Investments As of December 31, 2005

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

		LONG-TERM INVESTMENTS—137.2%

		FOREIGN BONDS

		Austria—3.1%
		Austrian Government International Bond
	$560	4.00%, 07/15/09	$685,150
	511	7.25%, 05/03/07	639,193

			1,324,343

		Belgium—3.2%
		Belgium Government Bond
	1,100	4.25%, 09/28/14	1,396,707

		Brazil—1.0%
		Brazilian Government International Bond
	100	10.271%, 06/29/09	115,500
	270	10.50%, 07/14/14	330,885

			446,385

		Denmark—0.5%
		Denmark Government Bond
DKK	1,100	6.00%, 11/15/11	201,252

		Finland—15.0%
		Finnish Government Bond
	1,590	2.75%, 07/04/06	1,884,348
	2,010	4.25%, 07/04/15	2,573,805
	1,450	5.375%, 07/04/13	1,962,845

			6,420,998

		France—5.1%
		Credit Suisse Group Capital Guernsey V Ltd.
	80	8.847%, 12/31/49	109,903
		French Government Bond
	1,280	5.75%, 10/25/32	2,072,683

			2,182,586

		Germany—16.8%
		Bayerische Hypo-und Vereinsbank AG
	400	4.75%, 09/19/07	487,678
		Deutsche Bundesrepublik
	2,900	4.250%, 01/04/14 - 07/04/14	3,677,152
	100	4.75%, 07/04/34	142,617
	200	5.25%, 01/04/11	260,249
	560	5.625%, 01/04/28	867,015
	800	6.25%, 01/04/24	1,289,098

See Notes to Financial Statements beginning on page 130

78	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

		Germany (cont’d)
	$300	Deutsche Genossenschafts-Hypothekenbank 5.75%, 01/22/07	$365,768
	100	German Postal Pensions Securitisation PLC 3.375%, 01/18/16	117,135

			7,206,712

		Ireland—0.6%
	218	Atlantes Mortgage PLC, Series 1, Class A 2.455%, 01/17/36	254,844

		Italy—0.7%
	245	Argo Mortgages Ser. L, Series 1, Class A 2.469%, 10/28/36	290,610

		Japan—15.6%
	500	Development Bank of Japan 4.25%, 06/09/15	477,858
JPY	1,000	Japan Fin. Corp., Gov’t Guart’d 1.55%, 02/21/12	8,703
JPY	10,000	Japanese Government Bond 2.30%, 06/20/35	84,303
		Japanese Government Bonds
JPY	187,000	0.60%, 03/20/09	1,588,643
JPY	34,000	1.20%, 09/20/12	289,645
JPY	145,000	1.40%, 12/20/13	1,239,359
JPY	290,000	1.600%, 06/20/14 - 09/20/14	2,504,547
JPY	59,600	2.30%, 05/20/30	514,553

			6,707,611

		Luxembourg—2.7%
EUR	900	Inter-American Development Bank 5.50%, 03/30/10	1,166,691

		Netherlands—6.5%
	500	Arena BV, Series 2003-I, Class A2 4.30%, 05/19/49	618,508
	70	Deutsche Telekom International Finance BV 7.50%, 01/24/33	115,665
	500	Dutch MBS BV, Series X, Class A 2.45%, 10/02/49	593,972
		Netherlands Government Bond
	600	3.75%, 07/15/09	728,235
	400	7.50%, 01/15/23	714,220

			2,770,600

		Peru—0.3%
	100	Peru Government International Bond 9.125%, 02/21/12	114,250

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	79

International Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

		Portugal—3.6%
EUR	$1,320	Portugese Obrigacoes do Tesouro OT 3.00%, 07/17/06	$1,566,129

		Russia—0.5%
	200	Russian Government International Bond 5.00%, 03/31/30	225,780

		South Africa—0.5%
	200	South African Government International Bond 7.375%, 04/25/12	222,500

		Spain—5.1%
		Spanish Government Bond
	100	4.20%, 01/31/37	131,448
	1,600	4.40%, 01/31/15	2,059,481

			2,190,929

		United Kingdom—26.7%
	40	Bank of Scotland 6.125%, 02/15/13	55,178
	500	Chester Asset Receivables Dealings No 11 6.125%, 10/15/10	664,120
GBP	5	European Investment Bank 7.625%, 12/07/06	8,855
EUR	60	Hilton Group Finance PLC 6.50%, 07/17/09	75,586
	500	Permanent Financing PLC 5.10%, 06/11/07	608,954
	300	Royal Bank of Scotland PLC 4.231%, 07/21/08	299,973
GBP	3,150	United Kingdom Treasury 4.75%, 06/07/10	5,546,256
GBP	100	United Kingdom Treasury Stock 5.00%, 09/07/14	183,094
GBP	2,200	5.75%, 12/07/09	3,997,041

			11,439,057

		UNITED STATES BONDS

		Corporate Bonds—6.5%
EUR	300	Chase Credit Card Master Trust 5.00%, 08/15/08	371,237
	650	Citibank Credit Card Issuance Trust 5.375%, 04/10/13	843,346
	80	Goldman Sachs Group, Inc. 5.125%, 04/24/13	103,534

See Notes to Financial Statements beginning on page 130

80	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

		Corporate Bonds (cont’d.)
	$550	MBNA Credit Card Master Note Trust 5.60%, 07/17/14	$729,241
	100	Mizuho Financial Group Cayman Ltd. 4.75%, 04/15/14	123,055
	100	Mizuho Preferred Capital Co. LLC 8.79%, 12/31/49	108,108
EUR	50	RBS Capital Trust A 6.467%, 12/31/49	68,163
	250	Student Loan Marketing 3.80%, 06/17/10	302,290
	100	Zurich Finance USA, Inc. 7.355%, 10/02/23	130,543

			2,779,517

		U.S. Government Mortgage Backed Obligations—11.2%
		Federal National Mortgage Assoc.
	18	3.50%, 03/25/09	18,311
	1,800	5.50%, TBA	1,782,000
	2,775	5.50%, 04/01/33 - 05/01/35	2,750,255
	200	8.95%, 02/12/18	273,585

			4,824,151

		U.S. Treasury Obligations—10.9%
		U.S. Treasury Bonds
	1,000	3.875%, 05/15/10	$981,055
	400	4.25%, 08/15/13	396,422
	100	4.875%, 02/15/12	102,668
	800	8.75%, 05/15/17	1,098,562
	1,200	8.875%, 02/15/19	1,706,437
		U.S. Treasury Bonds, TIPS
	200	1.625%, 01/15/15	200,957
	200	1.875%, 07/15/15	201,379

			4,687,480

		Asset-Backed Securities—0.4%
	14	Chase Funding Loan Acquisition Trust, Series 2003-C1, Class 2A2 4.521%, 01/25/33	14,041
	7	CIT Group Home Equity Loan Trust, Series 2002-1, Class AV 4.669%, 03/25/33	6,538
	64	Federal National Mortgage Assoc., Series 2005-73, Class A1A 4.419%, 07/25/35	64,502
	70	GMAC Mortgage Corp Loan Trust, Series 2004-J4, Class A1 5.50%, 09/25/34	69,360

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	81

International Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

	Asset-Backed Securities (cont’d.)
$2	Long Beach Mortgage Loan Trust, Series 2003-3, Class A 4.511%, 07/25/33	$1,620

		156,061

	Municipal Bond—0.3%
100	Liberty Development Corp. 5.25%, 10/01/35	112,759

	U.S. Government Agency Obligations—0.4%
74	Fannie Mae Whole Loan, Series 2004-W12 Class 1A1 6.00%, 07/25/44	74,627
98	Small Business Administration Participation Certificates, Series 2005-20, Class 1 4.84%, 05/01/25	96,757

		171,384

	Total long-term investments (cost $57,811,356)	58,859,336

	SHORT-TERM INVESTMENTS—0.7%

	U.S. Treasury Obligation—0.4%
180	U.S. Treasury Bills(a) 3.83%, 03/16/06	178,592

	Commercial Paper—0.2%
100	Barclays US Funding 4.20%, 02/27/06	99,336

Contracts/ Notional Amounts

	OPTIONS PURCHASED*—0.1%

	Put Options
8	Eurodollar Futures expiring 06/19/06 @ $95	1,400
10	Eurodollar Futures, expiring 03/13/06 @$95.125	56

		1,456

	Call Options
8	Eurodollar Futures, expiring 06/19/06 @$95	4,450
5,700,000	Interest Rate Swap 3 Month LIBOR expiring 12/22/06 @ 4.8%	33,875

		38,325

	Total Options Purchased	39,781

See Notes to Financial Statements beginning on page 130

82	THE TARGET PORTFOLIO TRUST

CONTRACTS/ NOTIONAL AMOUNTS		DESCRIPTION	VALUE (NOTE 1)

		OPTIONS PURCHASED* (cont’d.)
		Total Short-Term Investments (cost $316,339)	$317,709

		Total Investments, Before Outstanding Options Written and Securities Sold Short—137.9% (cost $58,127,695; Note 5)	59,177,045

		OPTIONS WRITTEN*—(0.1)%
		Put Options
		Eurodollar Futures
	10	expiring 03/10/06 @ $94.875	(875)
		Eurodollar Futures
	8	expiring 06/16/06 @ $94.75	(1,000)

		Total Put Options (premiums received $1,816)	(1,875)

		Call Options—(0.1)%
	2,500,000	Interest Rate Swap 3 Month LIBOR, 4.850% expiring 12/22/06 @ 4.85%	(36,085)
	8	Eurodollar Futures expiring 06/16/2006 @ $95.25	(5,100)

		Total Call Options (premiums received $37,887)	(41,185)

		Total Options Written (premiums received $39,703)	(43,060)

Principal Amount (000)#

		SECURITIES SOLD SHORT—(13.9)%

		Foreign Government Bonds—(12.7)%
EUR	200	Deutsche Bundesrepublik 5.25%, 01/04/11	(260,248)
GBP	1,925	United Kingdom Gilt 4.75%, 06/07/10	(3,389,378)
GBP	1,000	United Kingdom Gilt 5.75%, 12/07/09	(1,816,837)

			(5,466,463)

		U.S. Treasury Obligations—(1.2)%
	400	U.S. Treasury Bond 4.25%, 08/15/13	(396,422)
	100	U.S. Treasury Bond 4.875%, 02/15/12	(102,668)

			(499,090)

		Total Securities Sold Short (cost $(6,119,382))	(5,965,553)

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	83

International Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

	Total Investments, Net of Outstanding Options Written and Securities Sold Short—123.9% (cost $51,968,610)	$53,168,432
	Liabilities in excess of other assets(b)—(23.9)%	(10,256,842)

	Net Assets—100%	$42,911,590

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.

The following abbreviations are used in portfolio descriptions:

NR—Not Rated by Moodys or Standard & Poor’s

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

DKK—Denmark Krone

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

(a)	Segregated as collateral for financial futures contracts.
(b)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, and interest rate swap agreements at December 31, 2005:

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Month	Value at Trade Date	Value at December 31, 2005	Unrealized Appreciation (Depreciation)
Long Positions:
30	Euro Dollar	Sep 06	$7,138,313	$7,137,000	$(1,313)
2	Japanese Government 10 Year Bond	Mar 06	2,326,536	2,329,249	2,713
4	U.S. Treasury 5 Year Note	Mar 06	423,500	425,375	1,875
6	U.S. Treasury 10 Year Note	Mar 06	651,422	656,438	5,016
Short Positions:
12	Euro 10 Year Bond	Mar 06	1,739,330	1,730,948	(8,382)
4	Euro Dollar	Mar 06	950,550	952,250	1,700

					$1,609

Forward foreign exchange contracts outstanding at December 31, 2005:

Purchase Contracts
Description	Value at Settlement Date Payable	Value at December 31, 2005	Unrealized Appreciation (Depreciation)
Canadian Dollars, Expiring 1/12/06	$30,410	$30,121	$(289)
Euros, Expiring 1/18/06	91,839	91,160	(679)
Expiring 1/18/06	53,408	53,275	(133)

See Notes to Financial Statements beginning on page 130

84	THE TARGET PORTFOLIO TRUST

Purchase Contracts Cont’d.
Description	Value at Settlement Date Payable	Value at December 31, 2005	Unrealized Appreciation (Depreciation)
Indonesia Rupiah, Expiring 1/03/06	$38,105	$41,780	$3,675
India Rupee, Expiring 3/20/06	29,588	28,898	(690)
Peruvian New Sol, Expiring 3/13/06	19,781	19,025	(756)
Singapore Dollar, Expiring 3/20/06	10,207	10,253	46
Taiwan Dollar, Expiring 3/21/06	37,125	37,321	196

	$310,463	$311,833	$1,370

Sale Contracts
Description	Value at Settlement Date Receivable	Value at December 31, 2005	Unrealized Appreciation (Depreciation)
Canadian Dollars, Expiring 1/12/06	$29,827	$30,109	$(282)
Denmark Krone, Expiring 3/06/06	209,195	211,019	(1,824)
Euros, Expiring 1/10/06	263,037	264,008	(971)
Expiring 1/18/06	53,411	53,275	136
Expiring 1/18/06	763,301	762,428	873
Expiring 1/18/06	24,993,345	25,238,166	(244,821)
Expiring 1/18/06	1,324,466	1,306,056	18,410
Indonesia Rupiah, Expiring 1/03/06	40,304	41,780	(1,476)
India Rupee, Expiring 3/20/06	28,691	28,898	(207)
Japanese Yen Expiring 1/10/06	5,038,822	5,039,327	(505)
Expiring 1/10/06	83,993	82,333	1,660
Peruvian New Sol, Expiring 3/13/06	19,236	19,025	211
Pound Sterling, Expiring 1/12/06	166,511	166,878	(367)
Singapore Dollar, Expiring 3/20/06	10,107	10,253	(146)
Taiwan Dollar, Expiring 3/21/06	36,544	37,321	(777)

	$33,060,790	$33,290,876	$(230,086)

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	85

International Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

Interest rate swap agreements outstanding at December 31, 2005:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Merrill Lynch & Co.(2)	12/16/14	500,000	5.50%	3 Month Canadian Bank Rate	$(9,150)
UBS AG(1)	09/15/10	400,000	5.00%	6 Month LIBOR	13,848
Barclays Capital(1)	09/15/10	700,000	5.00%	6 Month LIBOR	24,079
Morgan Stanley(1)	12/16/14	400,000	5.50%	3 Month LIBOR	(825)
Goldman Sachs & Co(2)	06/17/15	3,300,000	4.50%	6 Month Euribor	(328,819)
Morgan Stanley Capital Services, Inc.(2)	06/17/15	900,000	4.50%	6 Month LIBOR	(94,417)
Morgan Stanley Capital Services, Inc.(2)	12/15/14	100,000	4.00%	6 Month Euribor	(5,275)
Barclays Capital(1)	06/18/34	600,000	5.00%	6 Month LIBOR	(29,622)
JP Morgan(2)	06/18/34	400,000	5.00%	6 Month LIBOR	(16,565)
Barclays Capital(1)	09/15/10	1,500,000	5.00%	6 Month LIBOR	28,223
Morgan Stanley(1)	06/21/08	1,800,000	5.00%	3 Month LIBOR	3,453
Goldman Sachs & Co(1)	06/21/08	10,300,000	5.00%	3 Month LIBOR	13,140
JP Morgan(2)	12/15/14	600,000	4.00%	6 Month Euribor	(4,110)
UBS AG(2)	06/21/16	1,100,000	5.00%	3 Month LIBOR	(13,466)
JP Morgan(1)	09/15/10	800,000	5.00%	6 Month LIBOR	15,366
Lehman Brothers Special Financing, Inc.(2)	06/21/11	300,000	5.00%	3 Month LIBOR	(1,523)
Bank of America N.A.(2)	06/21/16	2,800,000	5.00%	3 Month LIBOR	(32,922)
Goldman Sachs & Co(2)	06/21/16	1,700,000	5.00%	3 Month LIBOR	(9,877)
Lehman Brothers Special Financing, Inc.(2)	06/21/16	500,000	5.00%	3 Month LIBOR	(6,073)
Lehman Brothers Special Financing, Inc.(2)	06/21/13	4,200,000	5.00%	3 Month LIBOR	(30,000)
Barclays Capital(2)	06/21/11	1,400,000	5.00%	3 Month LIBOR	(7,105)
UBS AG(1)	06/21/11	400,000	5.00%	6 Month LIBOR	(2,030)
Lehman Brothers Special Financing, Inc.(2)	09/15/10	1,100,000	5.00%	6 Month LIBOR	37,879

					$(455,791)

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.

See Notes to Financial Statements beginning on page 130

86	THE TARGET PORTFOLIO TRUST

The country breakdown of long-term portfolio holdings, short-term investments, securities sold short, outstanding options written and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

United States	29.7%
United Kingdom	26.7
Germany	16.8
Japan	15.6
Finland	15.0
Netherlands	6.5
France	5.1
Spain	5.1
Portugal	3.6
Belgium	3.2
Austria	3.1
Luxembourg	2.7
Brazil	1.0
Italy	0.7
Ireland	0.6
Denmark	0.5
Russia	0.5
South Africa	0.5
Peru	0.3
Short-Term Investments	0.7

137.9
Securities Sold Short	(13.9)
Outstanding Options Written	(0.1)
Liabilities in excess of other assets	(23.9)

Total	100.0%

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	87

Total Return Bond Portfolio	Portfolio of Investments as of December 31, 2005

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		LONG-TERM INVESTMENTS—104.9%

		Asset-backed Securities—1.2%
Aaa	741	Argent Securities Inc., Series 2005-W3, Class A2A(c) 4.479%, 11/25/35	$740,573
Aaa	1,230	Structured Asset Securities Corp., Series 2005-7XS, Class 2A1A(c) 4.90%, 04/25/35	1,203,752

		Total asset-backed securities (cost $1,961,036)	1,944,325

		Collateralized Mortgage Obligations—3.3%
AAA(d)	3	American Housing Trust, Series I, Class 5, 8.625%, 08/25/18	3,036
Aaa	143	Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1(c) 5.627%, 02/25/33	143,244
Aaa	744	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2(c) 5.424%, 05/25/35	742,710
Aaa	1,700	Commercial Mortgage Pass-Thru Cert., Series 2005-F10A, Class M0A1(c) 4.549%, 03/15/20	1,699,781
Aaa	17	Indymac Adjustable Rate Mortgage Trust, Series 2001-H2, Class A1(c) 5.07%, 01/25/32	16,939
Aaa	122	Residential Funding Mortgage Securities, Series 2003-S9, Class A1 6.50%, 03/25/32	123,413
Aaa	2,623	Washington Mutual, Inc., Series 2003-R1, Class A1(c) 4.649%, 12/25/27	2,621,533

		Total collateralized mortgage obligations (cost $5,366,043)	5,350,656

		Corporate Bonds—8.4%

		Airlines—0.3%
NR	1,000	United Air Lines, Inc., Equipment Trust(i) 10.85%, 02/19/15	555,000

See Notes to Financial Statements beginning on page 130

88	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

			Automobile Manufacturers—1.2%
A3		1,800	DaimlerChrysler NA Holding Corp., Co. Gtd.(c) 4.70%, 03/07/07	$1,798,160
Ba2		300	General Motors Corp., Debs. 8.375%, 07/15/33	198,000

				1,996,160

			Capital Markets—0.9%
Aaa	JPY	163,000	European Investment Bank, Notes (Multi-National Bond) 3.00%, 09/20/06	1,410,245

			Entertainment & Leisure—0.9%
Baa3		1,500	Harrah’s Operating Co., Inc., Bonds 5.625%, 06/01/15	1,473,633

			Financial—Bank & Trust—0.5%
Aa2		800	HSBC Bank USA NA, Sr. Notes(c) 4.57%, 09/21/07	801,356

			Financial Services—2.4%
Baa3		900	Ford Motor Credit Co., Bonds 7.375%, 02/01/11	788,866
Baa3		1,000	Ford Motor Credit Co., Notes 7.00%, 10/01/13	854,457
Ba1		1,500	General Motors Acceptance Corp., Notes 6.875%, 09/15/11	1,367,918
Baa1		500	Pemex Project Funding Master Trust, Co. Gtd. 8.00%, 11/15/11	560,500
Baa1		250	9.125%, 10/13/10	287,750

				3,859,491

			Pipelines—0.8%
Caa1		750	El Paso Corp., Sr. Notes 7.75%, 01/15/32	751,875
Caa1		500	7.80%, 08/01/31	498,750

				1,250,625

			Telecommunications—1.1%
Ba3		250	Qwest Corp., Debs. 7.50%, 06/15/23	248,437
Ba3		1,500	Qwest Corp., Sr. Notes 7.625%, 06/15/15	1,605,000

				1,853,437

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	89

Total Return Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

			Utilities—0.3%
Ba1		200	PPL Capital Fund Trust I, Co. Gtd. 7.29%, 05/18/06	$201,214
Baa2		201	TXU Energy Co. LLC, Sr. Notes(c) 4.92%, 01/17/06	200,992

				402,206

			Total corporate bonds (cost $14,515,083)	13,602,153

			Foreign Government Bonds—4.3%
Aa2	JPY	287,000	Federal Republic of Italy (Italy) 0.375%, 10/10/06	2,439,499
B1		48	Republic of Brazil (Brazil) 4.25%, 04/15/06, Brady Bond	47,972
B1		41	4.313%, 04/15/12, Brady Bond	40,662
B1		1,000	Republic of Brazil (Brazil) 11.00%, 08/17/40	1,289,000
Ba1		300	Republic of Panama (Panama) 8.875%, 09/30/27	357,000
Ba1		450	9.375%, 07/23/12	526,500
Ba3		400	Republic of Peru (Peru) 9.125%, 01/15/08	430,000
Baa3		1,250	Russian Federation (Russia) 5.00%, 03/31/30(b)	1,411,125
Aaa		GBP 200	United Kingdom Treasury (United Kingdom) 5.75%, 12/07/09	363,367

			Total Foreign Government Bonds (cost $6,428,040)	6,905,125

			Municipal Bonds—5.6%
Aaa		500	Du Page County Illinois, Limited Tax 5.00%, 01/01/31	514,080
Aaa		500	Georgia State Road & Tollway Authority Revenue, Governors Transportation Choices 5.00%, 03/01/21	528,470
Baa3		500	Golden State Tobacco Securitization Corp., Revenue, Series 2003, Class A-1 6.25%, 06/01/33	544,460
Baa3		400	6.75%, 06/01/39	449,512
Aaa		750	Massachusetts Water Resources Authority, Series J 5.00%, 08/01/32	774,592
Aa1		600	Minnesota State Revenue 5.00%, 08/01/13	653,442

See Notes to Financial Statements beginning on page 130

90	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		Municipal Bonds (cont’d.)
Aaa	1,500	New York City Trust For Cultural Resources, Museum of Modern Art, Series 2001, Class D 5.125%, 07/01/31	$1,567,815
Aaa	1,100	South Carolina State Highway, Series B 5.00%, 04/01/17	1,171,522
Aaa	1,300	South Central Regional Water Authority Water System 5.00%, 08/01/26	1,373,307
Baa3	800	Tobacco Settlement Financing Corp., New Jersey State 6.00%, 06/01/37	829,656
Baa3	500	6.375%, 06/01/32	549,630

		Total municipal bonds (cost $8,273,828)	8,956,486

		U.S. Government Mortgage Backed Obligations—60.7%
	2,000	Federal Home Loan Mortgage Corp. 5.00%, TBA	1,935,624
	96	4.41%, 09/01/35(c)	95,215
	70	5.089%, 01/01/24(c)	71,044
	69	5.50%, 04/01/29 - 06/01/29	68,441
	120	6.00%, 09/01/22	121,999
	97	7.50%, 09/01/16 - 07/01/17	101,949
	1	9.25%, 01/01/10	981
		Federal National Mortgage Assoc.
	17,883	4.00%, 08/01/18 - 06/01/19	17,101,515
	147	4.436%, 05/01/36(c)	147,899
	500	4.50%, TBA	470,781
	7,160	4.50%, 01/15/33 - 06/01/35	6,745,290
	576	4.707%, 12/01/34(c)	572,293
	65	5.00%, 01/01/19	64,171
	224	5.041%, 01/01/20(c)	228,150
	31,313	5.50%, 11/01/34 - 02/01/35	31,036,652
	33,900	5.50%, TBA	33,561,000
	4,821	6.00%, 11/01/16 - 04/01/35	4,871,814
	284	6.50%, 04/01/21 - 09/01/21	292,036
	225	Government National Mortgage Assoc. 4.125%, 10/20/26 - 11/20/29(c)	227,380
	223	4.375%, 02/20/17 - 02/20/26(c)	223,788
	124	4.75%, 07/20/22 - 07/20/27(c)	123,464
	109	8.50%, 06/15/30 - 08/20/30(c)	116,880

		Total U.S. Government mortgage backed obligations (cost $99,093,900)	98,178,366

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	91

Total Return Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

			U.S. Treasury Obligations—21.4%
		1,900	U.S. Treasury Bonds 6.25%, 08/15/23	$2,268,868
		1,000	6.50%, 11/15/26	1,249,688
		1,000	6.625%, 02/15/27	1,268,672
		3,000	8.125%, 08/15/19	4,069,923
		1,800	8.875%, 02/15/19	2,559,656
		12,750	U.S. Treasury Notes 3.375%, 02/15/08 - 10/15/09	12,326,939
		600	3.625%, 01/15/10	583,547
		2,700	3.75%, 05/15/08	2,661,609
		960	3.875%, 05/15/10 - 09/15/10	941,326
		4,750	4.00%, 04/15/10 - 02/15/14	4,663,368
		600	4.25%, 08/15/14 - 11/15/14	593,085
		3,000	U.S. Treasury Strips, P/O Zero coupon, 11/15/16 - 02/15/22	1,489,778

			Total U.S. Treasury Obligations (cost $34,666,626)	34,676,459

			Total long-term investments (cost $170,304,556)	169,613,570

			SHORT-TERM INVESTMENTS—36.3%
			Foreign Government Securities—11.1%
	EUR	1,730	Bank of England Euro Bill (United Kingdom) 2.336%, 01/12/06(b)	2,047,017
	EUR	2,910	Dutch Treasury Certificate 2.213%, 01/31/06(b)	3,439,138
	EUR	6,660	2.216%, 02/28/06(b)	7,857,131
	EUR	760	French Treasury Bill (France) 2.368%, 03/23/06(b)	895,081
	EUR	590	French Treasury Note (France) 5.00%, 01/12/06	698,859
	EUR	2,500	German Treasury Bill (Germany) 2.074%, 01/18/06(b)	2,957,220

			Total Foreign Government Securities (cost $17,989,148)	17,894,446

			Commercial Paper—2.9%
P-1		900	DNB Nor Bank A.S.A 4.47%, 04/28/06	887,091
P-1		3,700	Societe Generale N.A. 4.38%, 03/20/06	3,665,811

See Notes to Financial Statements beginning on page 130

92	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		Commercial Paper (cont’d)
P-1	200	UBS Finance (DE) LLC 4.19%, 01/03/06	$199,953

		Total commercial paper (cost $4,751,766)	4,752,855

		U.S. Treasury Obligations—0.3%
	50	U.S. Treasury Bills 3.81%, 03/16/06	49,609
	65	3.83%, 03/16/06(e)	64,492
	80	3.842%, 03/16/06	79,374
	20	3.885%, 03/02/06	19,875
	330	3.895%, 03/02/06(e)	327,945

		Total U.S. Treasury obligations (cost $541,194)	541,295

		U.S. Government Agency Obligations—0.3%
	500	Federal National Mortgage Assoc. (cost $495,200)	495,385

	Shares
		Affiliated Money Market Mutual Fund—21.4%
	34,557,334	Dryden Core Investment Fund—Taxable Money Market Series(w) (cost $34,557,334)	34,557,334

	Contracts/ Notional Amount	OUTSTANDING OPTIONS PURCHASED(a)—0.3%
		Call Options—0.2%
	20	Euro Futures, Strike Price $95.25, expiring 03/13/06	28,750
	39	Euro Futures, Strike Price $95.25, expiring 06/19/06	9,750
	$2,000,000	Interest Rate Swap 3 Month LIBOR & Fixed 4.75%, expiring 08/08/06	7,442
	2,100,000	Interest Rate Swap 3 Month LIBOR & Fixed 5.75%, expiring 04/27/09	272,507
	4,700,000	Interest Rate Swap 3 Month LIBOR 4.25%, expiring 10/12/06	6,721
	4,100,000	Interest Rate Swap 3 Month LIBOR 4.25%, expiring 10/19/06	6,113
	10,200,000	Interest Rate Swap 3 Month LIBOR 4.50%, expiring 10/18/06	28,274

			359,557

		Put Options—0.1%
	22,000,000	Euro Futures, Strike Price $92, expiring 02/06/06	532
	75	Euro Futures, Strike Price $94, expiring 06/19/06	188

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	93

Total Return Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

CONTRACTS/ NOTIONAL AMOUNT	DESCRIPTION	VALUE (NOTE 1)

	Put Options (cont’d.)
594	Euro Futures, Strike Price $91.75, expiring 12/18/06	$371
2,100,000	Interest Rate Swap 3 Month LIBOR & Fixed 6.25%, expiring 04/27/09	62,849

		63,940

	Total Outstanding Options Purchased (cost $362,289)	423,497

	Total Short-Term Investments (cost $58,696,931)	58,664,812

	Total Investments, Before Outstanding Options Written and Investments Sold Short—141.2% (cost $229,001,487; Note 5)	228,278,382

Principal Amount (000)#	INVESTMENTS SOLD SHORT—(16.5)%

	U.S. Treasury Obligations
	U.S. Treasury Notes
(9,700)	3.625%, 05/15/13	(9,251,754)
(4,500)	4.00%, 11/15/12	(4,403,146)
(8,800)	4.125%, 05/15/15	(8,607,157)
(1,900)	4.25%, 11/15/14	(1,877,882)
(750)	4.375%, 05/15/07	(749,385)
(1,700)	6.00%, 08/15/09	(1,791,640)

	Total investments sold short (proceeds received $26,448,010)	(26,680,964)

Contracts/ Notional Amount	OUTSTANDING OPTIONS WRITTEN(a)
	Call Options
20	Euro Futures, Strike Price $95.50, expiring 03/10/06	(1,800)
78	Euro Futures, Strike Price $95.50, expiring 06/19/06	(3,120)
900,000	Interest Rate Swap 3 Month LIBOR & Fixed 4.78%, expiring 08/08/06	(8,559)
2,000,000	Interest Rate Swap 3 Month LIBOR 4.30%, expiring 10/12/06	(8,018)
1,800,000	Interest Rate Swap 3 Month LIBOR 4.31%, expiring 10/19/06	(7,635)

See Notes to Financial Statements beginning on page 130

94	THE TARGET PORTFOLIO TRUST

Contracts/ Notional Amount	DESCRIPTION	VALUE (NOTE 1)

	OUTSTANDING OPTIONS WRITTEN(a)
4,400,000	Interest Rate Swap 3 Month LIBOR 4.56%, expiring 10/19/06	$(32,921)

	Total Outstanding Options Written (premiums received $93,314)	(62,053)

	Total Investments, Net of Outstanding Options Written and Investments Sold Short—124.7% (cost $202,460,163)	201,535,365
	Other liabilities in excess of other assets(x)—(24.7)%	(39,860,394)

	Net Assets—100%	$161,674,971

The following abbreviations are used in portfolio descriptions:

NR—Not Rated by Moodys or Standard & Poor’s

TBA—To be announced. Such securities are purchased on a forward commitment basis.

GBP—British Pound

JPY—Japanese Yen

#	Principal amount is denoted in U.S. dollars unless otherwise indicated.
(a)	Non-income producing security.
(b)	Rate quoted represents yield-to-maturity as of purchase date.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(e)	Security or portion thereof segregated as collateral for open futures contracts at December 31, 2005.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund - Taxable Money Market Series.
(x)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts and forward foreign currency contracts as follows:

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	95

Total Return Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Month	Value at Trade Date	Value at December 31, 2005	Unrealized Appreciation (Depreciation)
	Long Positions:
77	Euro Dollar	Sep 06	$18,310,363	$18,318,300	$7,937
320	Euro Dollar	Jun 06	76,102,925	76,124,000	21,075
94	Euro Dollar	Mar 06	22,391,563	22,377,875	(13,688)
34	Euro Dollar	Mar 07	8,089,025	8,096,250	7,225
316	U.S. Treasury 5 Year Note	Mar 06	33,530,203	33,604,625	74,422

	Short Positions:
22	German Government 10 Year Bond	Mar 06	3,158,038	3,173,405	(15,367)
109	U.S. Treasury 10 Year Note	Mar 06	11,823,710	11,925,281	(101,571)

					$(19,967)

Forward foreign currency exchange contracts outstanding at December 31, 2005:

Purchase Contracts

Description	Value at Settlement Date Payable	Value at December 31, 2005	Unrealized Appreciation (Depreciation)
Euros, Expiring 1/18/06	$3,419,738	$3,415,535	$(4,203)
Expiring 1/18/06	2,920,089	2,923,811	3,722
Pound Sterling, Expiring 1/12/06	3,277,014	3,284,220	7,206
Expiring 1/12/06	86,343	86,024	(319)

	$9,703,184	$9,709,590	$6,406

Sale Contracts

Description	Value at Settlement Date Receivable	Value at December 31, 2005	Unrealized Appreciation (Depreciation)
Euros, Expiring 1/18/06	$895,944	$895,025	$919
Expiring 1/18/06	3,426,601	3,415,535	11,066
Expiring 1/18/06	21,996,961	22,212,430	(215,469)
Expiring 2/28/06	3,598,504	3,613,406	(14,902)
Pound Sterling, Expiring 1/12/06	3,700,000	3,698,833	1,167

	$33,618,010	$33,835,229	$(217,219)

See Notes to Financial Statements beginning on page 130

96	THE TARGET PORTFOLIO TRUST

Interest rate swap agreements outstanding at December 31, 2005:

Counter Party	Termination Date	Notional Amount		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Merrill Lynch & Co.(2)	6/15/15	JPY	90,000,000	1.50%	6 Month LIBOR	$4,373
Barclays Capital(2)	6/15/15	JPY	40,000,000	1.50%	6 Month LIBOR	2,161
Barclays Capital(1)	9/15/10	GBP	800,000	5.00%	6 Month LIBOR	43,201
Merrill Lynch & Co.(2)	12/15/14	EUR	4,400,000	4.00%	6 Month Euribor	(235,490)
UBS AG, London Branch.(1)	10/15/10	EUR	200,000	2.1455%	6 Month LIBOR	1,576
Bank of America, N.A.(1)	6/15/35		$900,000	6.00%	3 Month LIBOR	127,436
Bank of America. N.A(1)	6/21/16		$2,900,000	5.00%	3 Month LIBOR	35,225
Goldman Sachs Capital Markets, L.P.(2)	6/21/11		$800,000	5.00%	3 Month LIBOR	(3,951)

						$(25,469)

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2005:

Counter Party	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(1)	12/20/08	$500,000	0.26%	Allstate Corp., 6.125%, due 02/15/12	($2,648)
Merrill Lynch & Co.(1)	12/20/08	300,000	0.32%	Ingersoll-Rand Co., 6.48%, due 6/1/25	(1,672)
Morgan Stanley & Co.(1)	12/20/08	300,000	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	(482)
Barclays Bank PLC(1)	12/20/08	500,000	0.16%	Eli Lilly & Co., 6.00%, due 3/15/12	(1,565)
Bank of America Securities LLC(1)	12/20/08	300,000	0.13%	E.I. DuPont, 6.875%, due 10/15/09	37
Bear Stearns International Ltd.(1)	12/20/08	400,000	0.32%	Hewlett Packard Co., 6.50% due 7/1/12	(2,166)
Lehman Brothers(1)	12/20/08	400,000	0.11%	Johnson & Johnson, 3.80%, due 5/15/13	(805)
Lehman Brothers(1)	12/20/08	400,000	0.12%	Home Depot, Inc. 5.375%, due 4/1/06	(469)
Citigroup(1)	12/20/08	300,000	0.29%	FedEx Corp., 7.25%, due 2/15/11	(1,367)
Lehman Brothers(1)	12/20/08	200,000	0.29%	Whirlpool Corp., 8.60%, due 5/1/10	(79)
Citigroup(1)	12/20/08	400,000	0.28%	Eaton Corp., 5.75%, due 7/15/12	(1,508)
Merrill Lynch & Co.(1)	12/20/08	100,000	0.22%	Gannett Co., Inc., 6.375%, due 4/1/12	162
Citigroup(1)	12/20/08	800,000	0.14%	Walmart Stores, Inc., 6.875%, due 8/10/09	(1,650)
UBS AG(1)	12/20/08	600,000	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	1,868

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	97

Total Return Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

Counter Party	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Lehman Brothers(1)	12/20/08	$100,000	0.24%	Costco Wholesale Corp., 5.50%, due 3/15/07	$(346)
Lehman Brothers(1)	12/20/08	300,000	0.30%	Masco Corp., 5.875%, due 7/15/12	685
Lehman Brothers(1)	12/20/08	300,000	0.35%	RadioShack Corp., 7.375%, due 5/15/11	3,592
Barclays Bank PLC(1)	12/20/08	200,000	0.67%	Walt Disney Co. (The), 6.375%, due 3/1/12	(2,912)
Bear Stearns International Ltd.(1)	12/20/08	100,000	1.09%	Capital One Bank, 4.875%, due 5/15/08	(2,624)
Lehman Brothers(1)	12/20/08	200,000	0.48%	Northrop & Grumman Corp., 7.125%, due 2/15/11	(1,952)
Lehman Brothers(1)	12/20/08	200,000	0.53%	Lockheed Martin Corp., 8.20%, due 12/1/09	(2,197)
Lehman Brothers(1)	12/20/08	200,000	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(3,919)
Bear Stearns International Ltd.(1)	12/20/08	200,000	0.24%	Deere & Co., 7.85%, due 3/15/07	(737)
UBS AG(1)	12/20/08	200,000	0.37%	RadioShack Corp., 7.375%, due 5/15/11	2,284
Bear Stearns International Ltd.(1)	12/20/08	200,000	0.19%	Caterpillar, Inc., 7.25%, due 9/15/09	(545)
Morgan Stanley & Co.(1)	12/20/08	200,000	0.22%	Emerson Electric Co., 7.125%, due 8/15/10	(377)
Merrill Lynch & Co.(1)	12/20/08	300,000	0.35%	Devon Energy Corp., 6.875%, due 9/30/11	(1,518)
Bear Stearns International Ltd.(1)	12/20/08	200,000	0.60%	International Paper Co., 6.75%, due 9/1/11	(1,321)
Merrill Lynch & Co.(1)	12/20/08	200,000	0.27%	Anadarko Petroleum Corp., 5.00%, due 10/1/12	(453)
UBS AG(1)	12/20/08	200,000	0.44%	Carnival Corp., 6.15%, due 4/15/08	(1,739)
Morgan Stanley & Co.(1)	12/20/08	200,000	0.42%	Countrywide Home Loans, Inc., 5.625%, due 7/15/09	(1,098)
Merrill Lynch & Co.(1)	12/20/08	200,000	0.28%	Occidental Petoleum Corp., 6.75%, due 1/15/12	(667)
UBS AG(1)	12/20/08	200,000	0.44%	Simon Property Group, L.P., 5.45%, due 3/15/13	(1,045)
Morgan Stanley & Co.(1)	12/20/08	200,000	0.53%	The Kroger Co., 4.75%, due 4/15/12	(1,326)
Bear Stearns International Ltd.(1)	12/20/08	200,000	0.15%	Walmart Stores, Inc., 6.875%, due 8/10/09	(469)
Merrill Lynch & Co.(1)	12/20/08	200,000	0.85%	Motorola, Inc, 7.625%, due 11/15/10	(4,134)

See Notes to Financial Statements beginning on page 130

98	THE TARGET PORTFOLIO TRUST

Counter Party	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Lehman Brothers(1)	6/20/09	$1,200,000	0.40%	People’s Republic of China, 6.80%, due 5/23/11	$(9,956)
Merrill Lynch International(2)	3/20/07	700,000	0.61%	Russian Federation, 5.00% (step-up), due 3/31/30	2,032
Bank of America Securities LLC(2)	6/20/10	3,000,000	0.40%	Dow Jones CDX IG4 Index	(12,238)
Bear Stearns International Ltd.(2)	6/20/10	1,900,000	0.40%	Dow Jones CDX IG4 Index	(7,751)
Goldman Sachs(2)	9/20/06	900,000	1.70%	Ford Motor Credit Co., 7.00%, due 10/1/13	(21,316)
Morgan Stanley & Co.(1)	9/20/10	400,000	2.70%	Republic of Turkey, 11.875%, due 1/15/30	(21,240)
Lehman Brothers(1)	9/20/10	1,000,000	2.26%	Republic of Turkey, 11.875%, due 1/15/30	(34,863)

					$(140,494)

(1)	Portfolio pays the fixed rate and receives from the counterparty, par in the event that the underlying bond defaults.
(2)	Portfolio pays the counterparty par in the event that the underlying bond defaults and receives the fixed rate.

The major asset category of long-term portfolio holdings, short-term investments and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

U.S. Government Mortgage Backed Obligations	60.7%
U.S. Treasury Obligations	21.7
Foreign Treasury Obligations	11.1
Corporate Bonds	8.4
Municipal Bonds	5.6
Foreign Government Bonds	4.3
Collateralized Mortgage Obligations	3.3
Commercial Paper	2.9
Asset-Backed Securities	1.2
U.S. Government Agency Obligations	0.3
Call Options	0.2
Put Options	0.1
Affiliated Money Market Mutual Fund	21.4

141.2
Investments sold short	(16.5)
Other liabilities in excess of other assets	(24.7)

Total	100.0%

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	99

Intermediate-Term Bond Portfolio	Portfolio of Investments As of December 31, 2005

PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—84.3%

	U.S. Government Agency Obligations—18.5%
$25,000	Federal Home Loan Mortgage Corp. 2.00%, 02/23/06	$24,909,150
7,000	Federal National Mortgage Assoc. 3.976%, 01/09/06	6,999,951
8,400	3.651%, 09/07/06	8,399,236
8,100	4.268%, 05/22/06	8,098,388

	Total U.S. Government agency obligations (cost $48,435,893)	48,406,725

	U.S. Government Agency Mortgage Pass-Through Obligations—17.4%
	Federal National Mortgage Assoc.	166,146
164	4.375%, 08/01/24
14	4.992%, 12/01/30	14,251
34,797	5.00%, 10/01/17 - 08/01/20	34,446,985
150	5.033%, 07/01/25	153,388
5,071	5.50%, 06/01/33 - 11/01/35	5,023,824
1,938	6.00%, 11/01/12 - 09/01/17	1,979,724
5	9.25%, 01/01/10	5,137
124	Government National Mortgage Assoc. 4.125%, 10/20/24 - 12/20/26	125,034
858	4.25%, 03/20/30	858,122
765	4.375%, 05/20/23 - 06/20/27	768,653
406	4.50%, 07/20/30	406,305
207	4.75%, 08/20/26	208,361
1,005	6.00%, 01/15/29 - 07/15/29	1,029,648
290	6.50%, 10/15/25 - 06/15/29	303,161
127	8.00%, 09/20/30 - 07/20/31	135,795

	Total U.S. Government agency mortgage pass-through obligations (cost $46,228,851)	45,624,534

	U.S. Treasury Obligations—17.1%
30,300	U.S. Treasury Notes 3.50%, 12/15/09	29,356,670
3,090	3.875%, 09/15/10	3,025,666
1,500	4.00%, 03/15/10	1,478,496
6,900	4.125%, 05/15/15	6,748,793
1,100	4.25%, 08/15/13	1,090,161
100	U.S. Treasury Bonds, TIPS 2.00%, 01/15/14	107,169
2,600	3.375%, 01/15/07 - 01/15/12	3,141,578

	Total U.S. Treasury obligations (cost $45,140,278)	44,948,533

See Notes to Financial Statements beginning on page 130

100	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		CORPORATE BONDS—17.1%

		Airlines—1.4%
Baa2	$1,500	American Air Lines, Inc., Pass-Thru Cert. 7.858%, 10/01/11	$1,581,542
NR	1,500	United Air Lines, Inc., Equip. Trust(c)(e) 10.85%, 02/19/15	832,500
NR	1,700	United Air Lines, Inc., Pass-Thru Cert.(c)(e) 6.83%, 09/01/08	1,204,019

			3,618,061

		Automobiles—1.1%
A3	240	DaimlerChrysler NA Holding Corp., Co. 4.026%, 03/07/07	239,755
A3	1,500	4.96%, 09/10/07	1,503,114
A3	1,120	6.40%, 05/15/06	1,125,554

			2,868,423

		Cable Television—0.5%
Baa2	1,350	Comcast Cable Communications LLC 6.375%, 01/30/06	1,351,660

		Diversified—0.7%
Aa3	1,750	Goldman Sachs Group LP(c)
		4.819%, 06/28/10	1,755,943

		Electronic Components—1.2%
B1	600	CMS Energy Corp. 8.90%, 07/15/08	641,250
		Dominion Resources, Inc.
Baa1	1,050	4.819%, 09/28/07	1,050,464
		Nisource Finance Corp., Co.
Baa3	400	3.20%, 11/01/06	394,215
A3	1,100	Progress Energy Florida, Inc.(a) 4.86%, 11/14/08	1,099,737

			3,185,666

		Entertainment & Leisure—0.4%
		Caesars Entertainment, Inc., Sr. Sub. Notes
Baa3	1,070	8.50%, 11/15/06	1,098,014

		Financial – Bank & Trust—2.2%
A3	300	Export-Import Bank of Korea, 6.50%, 11/15/06	304,077
A1	1,000	HSBC Finance Corp.(a) 4.00%, 09/15/08	1,000,749
A3	2,670	Korea Development Bank 4.75%, 07/20/09	2,647,068
		MBNA Europe Funding PLC, Bank
Baa1	1,400	3.876%, 09/07/07	1,400,518
A3	400	Riggs Capital Trust, Co. 8.625%, 12/31/26	429,201

			5,781,613

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	101

Intermediate-Term Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Financial Services—4.1%
		Ford Motor Credit Co.
Ba2	$300	4.68%, 03/13/07	$280,740
Ba2	900	6.875%, 02/01/06	898,065
		Ford Motor Credit Co.(a)
Ba2	1,400	5.45%, 03/21/07	1,333,371
		General Motors Acceptance Corp.
Ba1	1,950	5.05%, 01/16/07	1,852,683
Ba1	60	5.243%, 05/18/06	58,877
		Golden West Financial Corp.
A1	1,500	5.50%, 08/08/06	1,506,063
Aa3	1,760	Goldman Sachs Group, Inc.(a) 4.331%, 08/01/06	1,760,928
Aaa	500	Heller Financial, Inc. 6.375%, 03/15/06	501,690
Aa3	2,000	Morgan Stanley 4.465%, 02/15/07	2,001,964
A3	500	Riggs Capital Trust II 8.875%, 03/15/27	541,696

			10,736,077

		Food And Staples Retailing—0.1%
Ba1	300	Delhaize America, Inc., Co. 7.375%, 04/15/06	301,567

		Healthcare Providers & Services—0.2%
Ba2	150	HCA, Inc. 5.25%, 11/06/08	148,024
Ba2	400	7.125%, 06/01/06	403,280

			551,304

		Hotels, Restaurants & Leisure—0.2%
Ba2	500	Mandalay Resort Group 6.50%, 07/31/09	505,625
Ba2	100	Mirage Resorts, Inc. 6.75%, 08/01/07	101,375

			607,000

		Media—0.5%
Baa1	800	AOL Time Warner, Co. 6.125%, 04/15/06	802,405
B1	500	CSC Holdings, Inc. 7.875%, 12/15/07	508,750

			1,311,155

See Notes to Financial Statements beginning on page 130

102	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Oil, Gas & Consumable Fuels—0.3%
Ba2	$700	Transcontinental Gas Pipe Line Corp.(g) 5.43%, 04/15/08	$708,225

		Paper & Forest Products—0.4%
Ba3	980	Georgia-Pacific Corp. 7.50%, 05/15/06	986,125

		Real Estate Investment Trust – Hotels—0.1%
Ba3	350	Host Marriott LP, Co. 9.25%, 10/01/07	369,250

		Retail—0.2%
Ba1	500	Penney (JC) Corp. Inc. 6.50%, 12/15/07	508,750

		Telecommunication Services—1.2%
A3	2,000	France Telecom SA 8.50%, 03/01/31	2,668,520
B2	61	MCI, Inc., Sr. Notes 6.908%, 05/01/07	61,458
B2	411	7.688%, 05/01/09	424,357
B2	52	8.735%, 05/01/14	57,525

			3,211,860

		Telecommunications—0.4%
Baa2	1,000	Sprint Capital Corp., Co. 7.125%, 01/30/06	1,001,600

		Utilities—1.9%
Baa1	500	Dayton Power & Light Co. (The) 5.125%, 10/01/13	497,721
Baa1	250	Dominion Resources Inc., 3.66%, 11/15/06	247,065
Baa3	1,500	NiSource Finance Corp., Co. 4.95%, 11/23/09	1,504,702
Ba3	300	PSEG Energy Holdings LLC 7.75%, 04/16/07	310,500
Baa1	1,000	PSEG Power LLC, Co. 6.875%, 04/15/06	1,005,179
Baa2	1,000	TXU Energy Co. LLC 4.92%, 01/17/06	999,959
A3	300	Virginia Electric and Power Co. 5.75%, 03/31/06	300,679

			4,865,805

		Total Corporate Bonds (cost $46,475,779)	44,818,098

		Collateralized Mortgage Obligations—7.0%
Aaa	592	American Home Mortgage Investment Trust 4.44%, 02/25/45	578,117
AAA(d)	352	Bank of America Mortgage Securities, Series 2002-K, Class 2A1 5.487%, 10/20/32	352,160
Aaa	1,849	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 11A2 3.734%, 11/25/34	1,843,223

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	103

Intermediate-Term Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Collateralized Mortgage Obligations (cont’d.)
Aaa	$205	Bear Stearns Alternative Loans Trust, Series 2003-7, Class 2A2 4.659%, 02/25/34	205,203
AAA(d)	342	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.25%, 12/25/33	343,467
Aaa	308	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 2A(g) 6.50%, 01/25/34	315,464
Aaa	3,146	Pass Through Trust, Series 2004-25, Class 1A1 4.709%, 02/25/35	3,151,371
Aaa	121	CS First Boston Mortgage Securities Corp, Series 2003-8, Class 5A1 6.50%, 04/25/33	121,075
Aaa	413	Federal National Mortgage Association, Series 2004-41, Class PB 3.50%, 04/25/17	409,184
NR	610	FHLMC Structured Pass Through Securities, Series T-59, Class 1A2 7.00%, 10/25/43	635,683
AAA(d)	446	GE Capital Commercial Mortgage Corp. 2002-3A Class A1 4.229%, 12/10/37	437,474
Aaa	150	Government National Mortgage Assoc., Series 1995-2, Class KQ 8.50%, 03/20/25	152,745
Aaa	614	Association, Series 2000-11, Class PH 7.50%, 02/20/30	641,672
Aaa	190	Association, Series 2000-9, Class FG 4.97%, 02/16/30	191,773
Aaa	293	Association, Series 2000-9, Class FH 4.87%, 02/16/30	295,737
Aaa	1,639	Greenpoint Mortgage Funding Trust, Series 2005-AR2, Class A1 4.421%, 06/25/45	1,636,659
Aaa	657	GS Mortgage Securities Corp II, Series 2001-1285, Class A1 6.044%, 08/15/18(g)	676,656
Aaa	755	GSR Mortgage Loan Trust, Series 2005-ARG, Class 2A1 4.541%, 09/25/35	742,710
Aaa	2,465	Sequoia Mortgage Trust, Series 10, Class 2A1 4.75%, 10/20/27	2,469,423

See Notes to Financial Statements beginning on page 130

104	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Collateralized Mortgage Obligations (cont’d.)
Aaa	$297	Structured Asset Securities Corp, Series 2001-21A, Class 1A1 6.25%, 01/25/32	$296,517
Aaa	50	Superannuation Members Home Loans Global Fund, Series 1A, Class A2 3.665%, 06/15/26	49,676
Aaa	2,704	Washington Mutual, Inc., Series 2002-AR6, Class A 4.563%, 06/25/42	2,712,895
Aaa	128	Series 2002-AR9, Class 1A 4.419%, 08/25/42	126,828

		Total Collateralized Mortgage Obligations (cost $18,492,173)	18,385,712

		Foreign Government Bonds—6.4%
Aaa	JPY 139,000	Canadian Government 0.70%, 03/20/06	1,180,251
B1	325	Federal Republic of Brazil 4.313%, 04/15/09 - 04/15/12, BRB(a)	321,626
B1	780	10.271%, 06/29/09	900,900
B1	1,080	11.00%, 08/17/40	1,392,120
B1	500	11.25%, 07/26/07	542,250
B1	2,000	11.50%, 03/12/08	2,237,000
Aa2	JPY 213,000	Federal Republic of Italy (Italy) 0.375%, 10/10/06	1,810,499
NR	1,500	Republic of Panama 9.375%, 04/01/29	1,870,875
Ba3	3,650	Republic of Peru 9.125%, 01/15/08 - 02/21/12	4,126,250
Baa1	750	Republic of South Africa 9.125%, 05/19/09	840,938
Baa1	1,500	United Mexico States 6.375%, 01/16/13	1,593,750

		Total Foreign Government Bonds (cost $15,318,578)	16,816,459

		Municipal Bonds—0.4%
Aaa	1,000	City & County of Honolulu HI(a) 4.75%, 07/01/28
		(cost $843,221)	1,011,300

	Shares	PREFERRED STOCKS—0.2%
		Federal National Mortgage Association—0.2%
	9,600	Fannie Mae, 7.00% (cost $480,000)	525,600

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	105

Intermediate-Term Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Asset-Backed Securities—0.1%
Aaa	$130	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2003-FF5, Class A2 2.82%, 03/25/34	$130,409
AAA(d)	1	Metropolitan Asset Funding, Inc., Series 1999-D, Class A1 4.29%, 04/25/29	1,275
Aaa	155	Residential Asset Mortgage Products, Inc. 4.709%, 12/25/33	155,549

		Total asset-backed securities (cost $286,899)	287,233

	Units
		Warrants—0.1%
	2,500,000	Mexico Value Recovery Rights Ser. D, expiring 06/30/06	65,625
	2,500,000	Ser. D, expiring 06/30/07	51,375

		Total warrants (cost $485)	117,000

		Total long-term investments (cost $221,702,157)	220,941,194

	Principal Amount (000)	SHORT-TERM INVESTMENTS—17.0%
		Commercial Paper—10.7%
P-1	1,800	ANZ (Delaware) Inc. 4.085%, 01/17/06	1,797,095
P-1	4,700	Barclays US Funding Corp 4.23%, 02/10/06	4,678,618
P-1	1,000	4.305%, 02/28/06	993,249
P-1	6,600	Danske Corp 4.26%, 01/09/06	6,593,752
P-1	600	HBOs Treasury Services PLC 4.285%, 02/23/06	596,315
P-2	300	Nissan Mtr 4.43%, 01/23/06	299,188
P-1	500	Nordea North America 4.085%, 01/20/06	499,013
P-1	6,200	Skandinaviska Enskilda Banken 4.21%, 02/09/06	6,172,357
P-1	1,600	Societe Generale 4.38%, 03/20/06	1,585,215
P-1	600	Svenska Handelsbank 4.40%, 03/23/06	594,228
P-1	3,100	UBS Finance, Inc. 4.22%, 03/02/06	3,078,344

See Notes to Financial Statements beginning on page 130

106	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS (UNAUDITED)	PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

		Commercial Paper (cont’d.)
P-1	$1,200	Westpac Banking Corp. 4.33%, 02/21/06	$1,192,911

		Total commercial paper (cost $28,077,217)	28,080,285

		Foreign Government Bonds—4.8%
	EUR 3,640	Dutch Treasury Certificate Zero, 01/31/06	4,301,877
	EUR 7,000	French Treasury Bills Zero, 02/09/06	8,267,371

		Total Foreign Government Bonds (cost $12,515,787)	12,569,248

	Shares
		Affiliated Money Market Mutual Fund—1.0%
	2,644,435	Dryden Core Investment Fund—Taxable Money Market Series(i)	2,644,435

	Principal Amount (000)
		U.S. Treasury Obligations—0.5%
	970	U.S. Treasury Bills(f) 3.83%, 03/16/06	962,413
	210	U.S. Treasury Bills(f) 3.885%, 03/02/06	208,692

		Total U.S. Treasury obligations (cost $1,171,014)	1,171,105

	Contracts/ Notional Amount#	OUTSTANDING OPTIONS PURCHASED

		Call Options
	4,700,000	Swap Option on 3 Month LIBOR, expiring 04/04/06 @ 4.50%	2,609
	5,200,000	Swap Option on 3 Month LIBOR, expiring 10/04/06 @ 4.50%	12,714
	16,400,000	Swap Option on 3 month LIBOR, expiring 10/12/06 @ 4.25%	23,452
	15,100,000	Swap Option on 3 Month LIBOR, expiring 10/18/06 @ 4.50%	41,857
	2,200,000	Swap Option on 3 Month LIBOR, expiring 10/19/06 @ 4.25%	3,280

			83,912

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	107

Intermediate-Term Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

CONTRACTS/ NOTIONAL AMOUNT#	DESCRIPTION	VALUE (NOTE 1)

	OUTSTANDING OPTIONS PURCHASED (cont’d.)
	Put Options
60	Eurodollar Futures, expiring 06/19/06 @ $93.00	$375

	Total Outstanding Options Purchased (cost $164,955)	84,287

	Total Short-Term Investments (cost $44,573,409)	44,549,360

	Total Investments, Before Outstanding Options Written—101.3% (cost $266,275,565; Note 5)	265,490,554

	OUTSTANDING OPTIONS WRITTEN—(0.1)%
	Call Options—(0.1)%
$2,000,000	Swap Option on 3 Month LIBOR, expiring 04/04/06 @ 4.54%	(3,894)
2,200,000	Swap Option on 3 Month LIBOR, expiring 10/04/06 @ 4.54%	(15,085)
7,100,000	Swap Option on 3 Month LIBOR, expiring 10/12/06 @ 4.30%	(28,464)
6,500,000	Swap Option on 3 Month LIBOR, expiring 10/18/06 @ 4.56%	(48,633)
900,000	Swap Option on 3 Month LIBOR, expiring 10/19/06 @ 4.31%	(3,818)
43	U.S. Treasury Note Futures, Strike Price $111, expiring 02/24/06	(107,500)
21	U.S. Treasury Note Futures, Strike Price $113, expiring 05/26/06	(5,250)

		(212,644)

	Put Options
21	U.S. Treasury Note Futures, expiring 05/26/2006 @ $104	(3,281)
43	U.S. Treasury Note Futures, expiring 02/24/06 @ $106	(3,360)

		(6,641)

	Total Outstanding Options Written (premium received $197,277)	(219,285)

	Total Investments, Net of Outstanding Options Written—101.2% (cost $266,078,289)	265,271,269
	Other liabilities in excess of other assets(w) (1.2)%	(3,093,643)

	Net Assets—100%	$262,177,626

The following abbreviation are used in the portfolio descriptions:

NR—Not rated by Moody’s or Standard & Poor’s

BRB—Brady Bonds

EUR—Euro Dollar

JYP—Japanese Yen

TIPS—Treasury Inflation Protection Security

See Notes to Financial Statements beginning on page 130

108	THE TARGET PORTFOLIO TRUST

The Fund’s current prospectus contains a description of Moody’s and Standard & Poor’s ratings.

# Principal amount is denoted in U.S. dollars unless otherwise indicated.

(a)	Rate shown reflects current rate on variable rate instruments.
(c)	Represents issues in default on interest payments; non-income producing security.
(d)	Standard & Poor’s rating.
(e)	Issuer in bankruptcy.
(f)	All or portion of security pledged as initial margin for financial futures contracts.
(g)	Private placement restricted as to resale and does not have a readily available market. The aggregate cost of such securities is $1,776,869. The aggregate value of $1,700,345 is approximately 0.6% of net assets.
(i)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund - Taxable Money Market Series.
(w)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, credit default swaps and interest rate swaps as follows:

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Month	Value at Trade Date	Value at December 31, 2005	Unrealized Appreciation (Depreciation)
	Long Positions:
14	Euro Dollar	Jun 06	$3,332,000	$3,330,425	$(1,575)
664	Euro Dollar	Sep 06	158,572,069	157,965,600	(606,469)
425	U.S. Treasury 5 Year Note	Mar 06	45,097,219	45,196,094	98,875

					$(509,169)

Forward foreign currency exchange contract outstanding at December 31, 2005:

Sale Contract	Value at Settlement Date Receivable	Value at December 31, 2005	Unrealized Depreciation
Euros, Expiring 1/18/06	$12,788,330	$12,913,597	$(125,267)

Interest rate swap agreements outstanding at December 31, 2005:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation
Goldman Sachs & Co.(1)	06/21/16	600	5.00%	3 Month LIBOR	$7,305
Goldman Sachs & Co.(1)	06/21/11	600	5.00%	3 Month LIBOR	2,964
Bank of America, N.A.(1)	06/21/11	6,000	5.00%	3 Month LIBOR	30,081
Morgan Stanley & Co.(1)	06/21/08	18,500	5.00%	3 Month LIBOR	35,496
Barclays Bank PLC.(1)	06/21/08	11,600	5.00%	3 Month LIBOR	20,998

					$96,844

(1)	Portfolio pays the floating rate and receives the fixed rate.

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	109

Intermediate-Term Bond Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

Details of the credit default swap agreements outstanding as of December 31, 2005 were as follows:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized (Depreciation)
Morgan Stanley & Co.(1)	9/20/06	500	1.70%	General Motors Acceptance Corp., 6.875%, due 8/28/12	$(13,214)
Bear Stearns(1)	9/20/06	1,300	1.75%	General Motors Acceptance Corp., 6.875%, due 8/28/12	(33,902)
Morgan Stanley & Co.(1)	9/20/06	300	1.80%	General Motors Acceptance Corp., 6.875%, due 08/28/12	(7,719)

					$(54,835)

(1)	Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

The major asset category of portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

U.S. Government Agency	18.5%
U.S. Treasury Obligations	17.6
U.S. Government Agency Mortgage Pass-Through Obligations	17.4
Corporate Bonds	17.1
Foreign Government Bonds	11.2
Commercial Paper	10.7
Collateralized Mortgage Obligations	7.0
Municipal Bonds	0.4
Preferred Stocks	0.2
Affiliated Money Market Mutual Fund	1.0
Asset Backed Securities	0.1
Warrants	0.1

101.3
Outstanding Options Written	(0.1)
Other liabilities in excess of other assets	(1.2)

100.0%

See Notes to Financial Statements beginning on page 130

110	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of December 31, 2005	Mortgage Backed Securities Portfolio

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

		LONG-TERM INVESTMENTS—119.0%

		U.S. Government Mortgage Backed Obligations—97.3%
$1,245		Federal Home Loan Mortgage Corp., 4.809%, 09/01/35	$1,207,871
471		5.00%, 08/01/35	456,114
8,896		6.00%, 05/01/11 - 02/01/34	9,111,743
285		6.50%, 12/01/14 - 06/01/22	294,387
73		7.50%, 03/01/08 - 06/01/28	77,002
—	(r)	8.25%, 10/01/07	763
3		8.25%, 05/01/08	3,034
21		8.50%, 12/01/07 - 07/01/21	22,627
8		8.75%, 12/01/08	8,125
50		9.00%, 06/01/09 - 03/01/11	52,384
29		11.50%, 03/01/16	31,448
9		13.25%, 05/01/13	10,123
3		14.00%, 06/01/11	3,005
10,287		Federal National Mortgage Assn., 4.50%, 06/01/19 - 09/01/20	10,014,404
818		4.874%, 02/01/13	811,219
16,867		5.00%, 02/01/18 - 09/01/35(a)	16,464,933
5,000		5.00%, TBA	4,843,750
11,296		5.50%, 05/01/33 - 06/01/34	11,211,006
3,000		5.50%, TBA	2,970,000
668		5.78%, 11/01/11	689,485
1,080		5.885%, 11/01/11	1,118,506
8,616		6.00%, 12/01/22 - 04/01/35	8,707,965
74		6.047%, 03/01/12	77,147
63		6.34%, 01/01/08	64,490
72		6.43%, 01/01/08	73,059
6,544		6.50%, 03/01/16 - 09/01/34	6,717,786
337		6.55%, 09/01/07	341,416
27		6.815%, 10/01/07	27,547
127		7.00%, 09/01/11 - 07/01/12	131,907
65		8.00%, 09/01/22 - 12/01/22	69,623
—	(r)	8.00%, 03/01/07 - 06/01/07	329
13		8.50%, 01/01/07	12,927
11		9.75%, 08/01/10 - 11/01/16	11,775
64		Government National Mortgage Assoc., 4.50%, 09/15/33 - 02/01/36	66,174
1,198		6.00%, 05/15/24 - 08/15/35	1,255,263
1,577		6.50%, 05/15/23 - 02/01/36	1,652,476

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	111

Mortgage Backed Securities Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

	U.S. Government Mortgage Backed Obligations (cont’d.)
$84	7.50%, 09/15/11 - 12/20/23	$88,754
792	8.00%, 01/15/08 - 11/15/30	846,701
60	8.25%, 06/20/17 - 07/20/17	64,367
59	8.50%, 04/20/17	63,672
133	9.00%, 09/15/08 - 01/15/20	143,707
63	9.50%, 04/15/06 - 06/15/20	67,039
10	13.50%, 05/15/11	11,532
22	14.00%, 06/15/11	24,501
15	16.00%, 05/15/12	17,675

	Total U.S. Government mortgage backed obligations (cost $81,172,230)	79,939,761

	Collateralized Mortgage Obligations—21.7%
450	Bank of America Mortgage Securities, Series 2004, Series 2004, Class J - 2A1(c) 4.79%, 11/25/34	445,541
750	Bear Stearns Commercial Mortgage Securities Corp., Series 2000 - WF2, Series A2 7.32%, 10/15/32	812,942
219	Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A2 6.56%, 05/18/30	224,685
369	Federal Home Loan Mortgage Corp., Pass Through Securities, Series T-42, Class A-5 7.50%, 02/25/42	386,678
19	Federal Home Loan Mortgage Corp., Series 1058, Class H 8.00%, 04/15/21	18,998
16	Federal Home Loan Mortgage Corp., Series 1116, Class I 5.50%, 08/15/21	15,718
71	Federal Home Loan Mortgage Corp., Series 1120, Class L 8.00%, 07/15/21	70,754
89	Federal Home Loan Mortgage Corp., Series 1176, Class H 8.00%, 12/15/06	89,099
870	Federal Home Loan Mortgage Corp., Series 1630, Class PJ 6.00%, 05/15/23	877,232
62	Federal Home Loan Mortgage Corp., Series 186, Class E 6.00%, 08/15/21	62,482
1,600	Federal Home Loan Mortgage Corp., Series 2627, Class BG 3.25%, 06/15/17	1,512,278
425	Federal Home Loan Mortgage Corp., Series 2809 Class UC 4.00%, 06/15/19	388,471
7	Federal Home Loan Mortgage Corp., Series 83, Class Z 9.00%, 10/15/20	7,418
39	Federal Home Loan Mortgage Corp., Series 74, Class F 6.00%, 10/15/20	39,163

See Notes to Financial Statements beginning on page 130

112	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

	Collateralized Mortgage Obligations (cont’d.)
$169	Federal National Mortgage Assoc., Series G92-59, Class D 6.00%, 10/25/22	$172,469
8	Federal National Mortgage Assoc., Series 1990-10, Class L 8.50%, 02/25/20	8,830
26	Federal National Mortgage Assoc., Series 1990-108, Class G 7.00%, 09/25/20	27,031
27	Federal National Mortgage Assoc., Series 1991-21, Class J 7.00%, 03/25/21	27,820
53	Federal National Mortgage Assoc., Series 1992-113, Class Z 7.50%, 07/25/22	55,951
39	Federal National Mortgage Assoc., Series 1992-61, Class ZB 7.50%, 05/25/07	39,727
5	Federal National Mortgage Assoc., Series 1992-7, Class PZ 8.00%, 12/25/21	4,949
276	Federal National Mortgage Assoc., Series 1993-223, Class ZA 6.50%, 12/25/23	283,615
23	Federal National Mortgage Assoc., Series 1998-19, Class J 8.50%, 07/25/18	24,833
150	Federal National Mortgage Assoc., Series 1998-M4, Class C 6.53%, 05/25/30	154,241
775	Federal National Mortgage Assoc., Series 2001-51, Class QN 6.00%, 10/25/16	793,323
357	Federal National Mortgage Assoc., Series 2003-33, Class PT 4.50%, 05/25/33	347,275
26	Federal National Mortgage Assoc., Series 56, Class 1 6.00%, 04/01/19	26,368
172	Federal National Mortgage Assoc., Series 93-41, Class H I/O 7.00%, 03/25/23	5,743
31	Federal National Mortgage Assoc., Series G-14, Class L 8.50%, 06/25/21	32,432
33	Federal National Mortgage Assoc., Series G92-24, Class Z 6.50%, 04/25/22	33,687
317	Federal National Mortgage Assoc., Series G94-4, Class PG 8.00%, 05/25/24	345,983
67	First Boston Mortgage Securities Corp., Series B, Class PO Zero, 04/25/17	59,026
1,015	Government National Morgage Assoc., Series 2005-74, Class HA 7.50%, 09/16/35	1,071,086
1,080	Government National Morgage Assoc., Series 2005-74, Class HB 7.50%, 09/16/35	1,132,370
420	Government National Morgage Assoc., Series 2005-74, Class HC 7.50%, 09/16/35	443,333
541	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2 4.64%, 04/25/35	534,496

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	113

Mortgage Backed Securities Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

	Collateralized Mortgage Obligations (cont’d.)
$839	Merrill Lynch Mortgage Investors, Inc., Series 2005-A2, Class A2(c) 4.50%, 02/25/35	$823,454
750	Morgan Stanley Dean Witter Capital I, Series 200-LIF2, Class A2 7.20%, 10/15/33	809,162
1,000	Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A4 6.39%, 07/15/33	1,057,854
1,021	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 3A4(c) 4.48%, 07/25/34	1,010,969
1,000	Nomura Asset Securities Corp., Series 1998-D6, Class A1C 6.69%, 03/15/30	1,081,051
37	Salomon Brothers Mortgage Securities, Series 1986-1, Class A 6.00%, 12/25/11	36,676
151	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class B1(c) 4.57%, 04/25/35	145,794
817	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR1, Class 1A1(c) 4.55%, 02/25/35	802,410
722	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2(c) 4.53%, 04/25/35	707,967
851	Wells Fargo Mortgage Backed Securities Trust, Series 2004-B8, Class A2(c) 4.57%, 01/25/35	833,677

	Total Collateralized Mortgage Obligations (cost $17,667,307)	17,885,061

	Total long-term investments (cost $98,839,537)	97,824,822

	SHORT-TERM INVESTMENTS—2.0%

	Repurchase Agreement
1,600	Morgan Triparty Mortgage, dated 12/30/05, due 01/03/06 in the amount of $1,600,759 (cost $1,600,000; collateralized by $1,675,364 Federal Home Loan Mortgage Corp.; 4.27%, 12/01/20, value of the collateral including accrued interest was $1,605,955)	1,600,000

	Total Investments, Before Securities Sold Short—121.0% (cost $100,439,537; Note 5)	99,424,822

	SECURITIES SOLD SHORT—(18.1)%
3,808	Federal Home Loan Mortgage Corp. 6.50%, 09/01/34 - 09/01/36	(3,894,051)

See Notes to Financial Statements beginning on page 130

114	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

	Securities Sold Short (cont’d.)
	Federal National Mortgage Association
$10,750	5.50%, TBA	$(10,803,750)
	Government National Mortgage Assoc.
165	7.00%, 07/15/16 - 01/01/36 TBA	(165,522)

	Total Securities Sold Short (cost $(14,854,677))	(14,863,323)

	Total Investments, Net of Securities Sold Short—102.9% (cost $85,584,860)	84,561,499
	Liabilities in excess of other assets(w)—(2.9%)	(2,366,295)

	Net Assets—100%	$82,195,204

The following abbreviations are used in portfolio descriptions:

I/O—Interest Only

TBA—To Be Announced

# Principal amount is denoted in U.S. dollars unless otherwise indicated.

(a)	Security or portion thereof segregated as collateral for open futures contracts at December 31, 2005.
(c)	Indicates a variable rate security.
(r)	Less than $500.
(w)	Liabilities in excess of other assets includes net realized appreciation (depreciation) on swaps and futures contracts as follows:

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Month	Value at Trade Date	Value at December 31, 2005	Unrealized Appreciation
21	Long Positions: U.S. Treasury 10 Year Note	Mar 06	$2,278,172	$2,297,531	$19,359

Interest rate swap agreement outstanding at December 31, 2005:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Unrealized Appreciation
GSCM(1)	02/01/06	$3,000,000	4.678%	4.235%	$6,516

(1)	Portfolio pays the floating rate and receives the fixed rate.

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	115

Mortgage Backed Securities Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

Credit default swap agreements outstanding at December 31, 2005:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Goldman Sachs(1)	12/20/10	3,000,000	0.13%	FNMA 4.375%	$5,100
Goldman Sachs(2)	12/20/10	3,000,000	0.26%	FNMA 6.25%	(6,600)

					$(1,500)

(1)	Portfolio sold credit default protection to the counterparty in the event that the underlying bond defaults.
(2)	Portfolio bought credit default protection from the counterparty in the event that the underlying bond defaults.

Reverse Repurchase Agreements outstanding at December 31, 2005:

Broker	Interest Rate	Trade Date	Value at December 31, 2005	Maturity Date	Cost
Bank of America	4.28%	12/19/05	$16,294,000	01/23/06	$16,294,000
Bank of America	4.35%	12/13/05	18,810,000	01/12/06	18,810,000

			$35,104,000		$35,104,000

The major asset category classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005:

U.S. Government Mortgage Backed Obligations	97.3%
Collateralized Mortgage Obligations	21.7
Short-Term Investments	2.0

121.0
Securities Sold Short	(18.1)
Liabilities in excess of other assets	(2.9)

Total	100.0%

See Notes to Financial Statements beginning on page 130

116	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of December 31, 2005	U.S. Government Money Market Portfolio

PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)
	Federal Home Loan Bank—10.8%
$320	2.10%, 07/21/06	$316,382
2,000	2.75%, 05/15/06	1,987,822
1,000	3.25%, 07/21/06	996,086
855	3.875%, 09/12/06	851,111
1,000	4.015%, 08/01/06	1,000,000
1,045	5.125%, 03/06/06	1,046,294

		6,197,695

	Federal Home Loan Mortgage Association—11.2%
2,715	1.875%, 02/15/06	2,706,371
1,000	2.375%, 01/23/06	998,889
2,000	2.81%, 02/02/06	1,997,275
700	5.25%, 01/15/06	700,380

		6,402,915

	Federal National Mortgage Association—23.9%
205	2.00%, 05/04/06	203,229
3,288	2.00%, 01/15/06	3,285,024
425	2.03%, 06/12/06	420,512
1,000	2.30%, 04/28/06	993,181
2,005	2.35%, 04/29/06	1,990,438
1,410	2.74%, 05/05/06	1,401,203
1,000	3.25%, 07/31/06	996,344
1,000	4.00%, 08/08/06	998,355
1,630	5.25%, 06/15/06	1,639,563
1,200	5.50%, 02/15/06	1,201,540
550	5.875%, 02/02/06	550,785

		13,680,174

	Repurchase Agreements—54.7%
11,100	Gold Triparty Mortgage, 4.35% dated 12/30/05, due 01/03/06 in the amount of $11,105,365 (cost $11,100,000; collateralized by $11,279,111 Federal Home Loan Mortgage Corp.; 4.50%, 10/01/35, value of the collateral including accrued interest was $11,322,000)	11,100,000
9,100	Morgan Triparty Mortgage, 4.27% dated 12/30/05, due 01/03/06 in the amount of $9,104,317 (cost $9,100,000; collateralized by $9,282,001 Federal Home Loan Mortgage Corp.; 5.50%, 12/01/20, value of the collateral including accrued interest was $9,323,419)	9,100,000
11,100	SBC Triparty, 4.33% dated 12/30/05, due 01/03/06 in the amount of $11,105,340 (cost $11,100,000; collateralized by $11,091,011 Federal Home Loan Mortgage Corp.; 4.50%, 1/15/14, value of the collateral including accrued interest was $11,322,353)	11,100,000

		31,300,000

See Notes to Financial Statements beginning on page 130

THE TARGET PORTFOLIO TRUST	117

U.S. Government Money Market Portfolio (cont’d)	Portfolio of Investments As of December 31, 2005

SHARES	DESCRIPTION	VALUE (NOTE 1)
	Money Market Mutual Fund
3,591	Dryden Core Investment Fund—Taxable Money Market Series(q)	$3,591

	Total Investments—100.6% (amortized cost $57,584,375)(a)	57,584,375
	Liabilities in excess of other assets—(0.6)%	(376,941)

	Net Assets—100%	$57,207,434

(a) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.

(q)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

Repurchase Agreements	54.7%
Federal National Mortgage Association	23.9
Federal Home Loan Mortgage Association	11.2
Federal Home Loan Bank	10.8

100.6
Liabilities in excess of other assets	(0.6)

Total	100.0%

See Notes to Financial Statements beginning on page 130

118	THE TARGET PORTFOLIO TRUST

Statements of Assets and Liabilities December 31, 2005

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO

ASSETS
Investments, at value:
Unaffiliated investments*	$308,237,816	$357,349,043	$139,315,223
Affiliated investments**	210,597	2,027,891	5,393,980
Repurchase agreement***	—	—	—
Cash	—	3,356,395	11,652
Receivable for Fund shares sold	46,752	367,163	21,952
Dividends and interest receivable	249,841	478,996	43,325
Prepaid expenses and other assets	14,218	20,529	7,349
Receivable for investments sold	8,506,043	427,437	580,163
Receivable for foreign tax reclaim	—	—	—
Total assets	317,265,267	364,027,454	145,373,644

LIABILITIES
Payable for Fund shares reacquired	1,333,370	335,253	362,672
Payable for investments purchased	7,522,976	878,563	1,267,414
Accrued expenses and other liabilities	317,788	218,415	165,529
Management fee payable	160,193	290,133	114,560
Transfer agent fee payable	15,800	51,601	97,696
Deferred trustees’ fees	11,197	—	—
Payable to custodian	69,289	—	—
Outstanding options written****	—	—	—
Premium for swaps written	—	—	—
Total liabilities	9,430,613	1,773,965	2,007,871

NET ASSETS	$307,834,654	$362,253,489	$143,365,773
Net assets were comprised of: Shares of beneficial interest, at par	$21,083	$23,977	$12,715
Paid-in capital, in excess of par	273,402,343	291,286,108	157,961,298
	273,423,426	291,310,085	157,974,013
Undistributed net investment income (loss)	144,542	446,270	—
Accumulated net realized gains (losses)	2,577,975	24,721,818	(35,001,774)
Net unrealized appreciation (depreciation)	31,688,711	45,775,316	20,393,534
Net assets, December 31, 2005	$307,834,654	$362,253,489	$143,365,773
Shares of beneficial interest issued and outstanding	21,082,620	23,977,016	12,715,149
Net asset value, offering price and redemption price per share	$14.60	$15.11	$11.28
* Identified cost of unaffiliated investments	$276,549,105	$311,573,727	$118,921,689
** Identified cost of affiliated investments	$210,597	$2,027,891	$5,393,980
*** Identified cost of repurchase agreements	$—	—	$—
**** Premiums received from options written	$—	—	$—

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	119

Statements of Assets and Liabilities December 31, 2005 (cont’d)

	SMALL CAPITALIZATION VALUE PORTFOLIO	INTERNATIONAL EQUITY PORTFOLIO	INTERNATIONAL BOND PORTFOLIO

ASSETS
Investments, at value:
Unaffiliated investments*	$253,770,841	$232,776,336	$59,177,045
Affiliated investments**	5,904,407	1,039,230	—
Repurchase agreement***	—	—	—
Cash	24,462	—	172,382
Foreign currency, at value****	—	676,670	225,606
Receivable for Fund shares sold	100,287	18,126	8,387
Dividends and interest receivable	345,132	310,369	825,543
Prepaid expenses and other assets	10,215	7,813	1,566
Receivable for investments sold	1,384,202	96,445	1,267,725
Receivable for foreign tax reclaim	—	364,849	—
Receivable from investment manager	—	—	—
Unrealized appreciation on swaps	—	—	135,988
Due from broker for variation margin	—	—	5,809
Premium for swaps purchased	—	—	—
Unrealized appreciation on forward currency contracts	—	197,420	25,207
Total assets	261,539,546	235,487,258	61,845,258
LIABILITIES
Payable for Fund shares reacquired	709,951	905,163	134,232
Payable for investments purchased	1,207,028	457,347	11,648,663
Accrued expenses and other liabilities	120,521	213,663	210,726
Management fee payable	286,604	185,588	8,363
Transfer agent fee payable	88,242	100,670	31,870
Deferred trustees’ fees	12,372	14,400	—
Payable to custodian	—	413,304	—
Outstanding options written*****	—	—	43,060
Premium for swaps written	—	—	45,499
Unrealized depreciation on swaps	—	—	591,779
Unrealized depreciation on forward currency contracts	—	46,974	253,923
Investments sold short, at value******	—	—	5,965,553
Total liabilities	2,424,718	2,337,109	18,933,668
NET ASSETS	$259,114,828	$233,150,149	$42,911,590
Net assets were comprised of: Shares of beneficial interest, at par	$13,649	$16,664	$5,151
Paid-in capital, in excess of par	213,071,322	203,302,762	43,498,834
	213,084,971	203,319,426	43,503,985
Undistributed net investment income (loss)	281,690	200,879	(1,085,535)
Accumulated net realized gains (losses)	4,065,570	(88,949)	(43,693)
Net unrealized appreciation (depreciation)	41,682,597	29,718,793	536,833
Net assets, December 31, 2005	$259,114,828	$233,150,149	$42,911,590
Shares of beneficial interest issued and outstanding	13,649,305	16,664,396	5,150,987
Net asset value, offering price and redemption price per share	$18.98	$13.99	$8.33
* Identified cost of unaffiliated investments	$212,088,244	$203,203,552	$58,127,695
** Identified cost of affiliated investments	$5,904,407	$1,039,230	$—
*** Identified cost of repurchase agreements	$—	$—	$—
**** Identified cost of currency	$—	$682,805	$225,488
***** Premiums received from options written	$—	$—	$39,703
****** Proceeds received from short sales	$—	$—	$6,119,382

See Notes to Financial Statements

120	THE TARGET PORTFOLIO TRUST

Statements of Assets and Liabilities December 31, 2005 (cont’d)

	TOTAL RETURN BOND PORTFOLIO	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO	U.S. GOVERNMENT MONEY MARKET PORTFOLIO
ASSETS
Investments, at value:
Unaffiliated investments*	$193,721,048	$262,846,119	$97,824,822	$26,280,784
Affiliated investments**	34,557,334	2,644,435	—	3,591
Repurchase agreement***	—	—	1,600,000	31,300,000
Cash	—	3,961,584	388,618	—
Foreign currency, at value****	3,202,512	605,083	—	—
Receivable for Fund shares sold	784,219	155,843	20,630	43,453
Dividends and interest receivable	1,063,575	1,945,796	517,188	286,419
Prepaid expenses and other assets	7,414	13,038	6,135	3,601
Receivable for investments sold	29,652,631	—	59,349,996	—
Receivable for foreign tax reclaim	—	—	—	—
Due from broker for variation margin	—	—	—	—
Unrealized appreciation on swaps	224,632	96,844	11,616	—
Premium for swaps purchased	—	6,856	—	—
Unrealized appreciation on forward currency contracts	24,080	—	—	—
Total assets	263,237,445	272,275,598	159,719,005	57,917,848
LIABILITIES
Payable for Fund shares reacquired	192,321	438,362	825,175	425,187
Payable for investments purchased	46,556,723	8,424,660	26,254,805	—
Accrued expenses and other liabilities	180,466	193,496	210,070	147,135
Management fee payable	85,582	191,087	43,789	9,023
Transfer agent fee payable	71,015	72,946	69,371	56,979
Payable to custodian	26,821,082	—	—	2,720
Reverse repurchase agreement	—	—	35,104,000	—
Dividends payable	236,848	332,862	143,059	69,370
Due to broker for variation margin	10,857	45,172	3,609	—
Outstanding options written*****	62,053	219,285	—	—
Premium for swaps written	39,075	—	—	—
Unrealized depreciation on swaps	390,595	54,835	6,600	—
Unrealized depreciation on forward currency contracts	234,893	125,267	—	—
Investments sold short, at value******	26,680,964	—	14,863,323	—
Total liabilities	101,562,474	10,097,972	77,523,801	710,414
NET ASSETS	$161,674,971	$262,177,626	$82,195,204	$57,207,434
Net assets were comprised of: Shares of beneficial interest, at par	$15,556	$25,757	$8,141	$57,207
Paid-in capital, in excess of par	163,929,688	266,597,136	85,117,886	57,159,952
	163,945,244	266,622,893	85,126,027	57,217,159
Undistributed net investment income (loss)	2,030,789	(233,202)	(37,441)	(9,319)
Accumulated net realized gains (losses)	(3,002,468)	(2,687,058)	(1,894,396)	(406)
Net unrealized appreciation (depreciation)	(1,298,594)	(1,525,007)	(998,986)	—
Net assets, December 31, 2005	$161,674,971	$262,177,626	$82,195,204	$57,207,434
Shares of beneficial interest issued and outstanding	15,556,052	25,757,439	8,140,613	57,207,434
Net asset value, offering price and redemption price per share	$10.39	$10.18	$10.10	$1.00
* Identified cost of unaffiliated investments	$194,444,153	$263,631,130	$98,839,537	$26,280,784
** Identified cost of affiliated investments	$34,557,334	$2,644,435	$—	$3,591
*** Identified cost of repurchase agreements	$—	$—	$1,600,000	$31,300,000
**** Identified cost of currency	$3,208,062	$605,770	—	—
***** Premiums received from options written	$93,314	$197,277	$—	$—
****** Proceeds received from short sales	$26,448,010	$—	$14,854,677	$—

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	121

Statements of Operations

Year Ended December 31, 2005

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$2,899,412	$8,053,617	$350,598
Affiliated dividend income	29,779	60,037	65,168
Less: Foreign withholding taxes	(27,067)	(191)	—
Total income	2,902,124	8,113,463	415,766
Expenses
Management fee	1,864,258	2,197,807	864,203
Transfer agent’s fees and expenses(a)	235,000	190,000	206,000
Custodian’s fees and expenses	100,656	104,908	95,999
Reports to shareholders	25,000	44,500	35,000
Registration fees	30,000	36,000	21,500
Legal fees and expenses	28,000	25,000	35,000
Trustees’ fees	17,500	18,500	10,400
Audit fees	17,600	66,600	16,700
Miscellaneous	34,061	15,191	23,175
Total expenses	2,352,075	2,698,506	1,307,977
Net investment income (loss)	550,049	5,414,957	(892,211)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	61,722,889	63,022,342	11,287,884
Short sales	—	—	—
Tax expense on undistributed net realized capital gains	—	(203,773)	—
Total net realized gain (loss)	61,722,889	62,818,569	11,287,884
Net change in unrealized appreciation (depreciation) on:	—
Investments	(43,590,841)	(45,800,873)	(4,638,598)
Options written	—	—	—
Short sales	—	—	—
Net change in unrealized appreciation (depreciation)	(43,590,841)	(45,800,873)	(4,638,598)
Net gain (loss)	18,132,048	17,017,696	6,649,286

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,682,097	$22,432,653	$5,757,075

(a) Including affiliated expense of	$211,000	$188,000	$170,000

See Notes to Financial Statements

122	THE TARGET PORTFOLIO TRUST

Statements of Operations

Year Ended December 31, 2005 (cont’d)

	SMALL CAPITALIZATION VALUE PORTFOLIO	INTERNATIONAL EQUITY PORTFOLIO	INTERNATIONAL BOND PORTFOLIO

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$3,933,093	$6,009,331	$88,119
Affiliated dividend income	88,293	10,485	—
Less: Foreign withholding taxes	(13,889)	(502,894)	(2,684)
Unaffiliated Interest	—	105,445	1,335,284
Total income	4,007,497	5,622,367	1,420,719
Expenses
Management fee	1,497,893	1,550,803	220,381
Transfer agent’s fees and expenses(a)	250,000	198,000	76,000
Custodian’s fees and expenses	99,314	277,000	240,000
Reports to shareholders	12,000	25,000	27,000
Registration fees	28,000	25,000	18,000
Legal fees and expenses	27,000	24,000	27,000
Trustees’ fees	15,500	15,000	13,000
Audit fees	18,000	23,000	26,000
Miscellaneous	27,096	46,038	19,642
Total expenses	1,974,803	2,183,841	667,023
Net investment income (loss)	2,032,694	3,438,526	753,696

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	55,992,751	42,253,732	(382,533)
Financial futures contracts	—	—	191,770
Foreign currency transactions	—	120,325	5,030,134
Options written	—	—	73,413
Swaps	—	—	546,631
Short sales	—	—	(3,357)
Tax expense on undistributed net realized capital gains	—	—	—
Total net realized gain (loss)	55,992,751	42,374,057	5,456,058
Net change in unrealized appreciation (depreciation) on:
Investments	(34,236,849)	(16,208,565)	(4,392,209)
Financial futures contracts	—	—	2,602
Foreign currencies	—	56,956	136,038
Options written	—	—	(27,416)
Swaps	—	—	(472,819)
Short sales	—	—	153,829
Net change in unrealized appreciation (depreciation)	(34,236,849)	(16,151,609)	(4,599,975)
Net gain (loss)	21,755,902	26,222,448	856,083

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,788,596	$29,660,974	$1,609,779

(a) Including affiliated expense of	$245,000	$156,300	$68,500

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	123

Statements of Operations

Year Ended December 31, 2005 (cont’d)

	TOTAL RETURN BOND PORTFOLIO	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO	U.S. GOVERNMENT MONEY MARKET PORTFOLIO

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$26,556	$46,975	$13,069	$—
Affiliated dividend income	214,735	199,457	443	3,726
Less: Foreign withholding taxes	—	(846)	—	—
Unaffiliated interest	7,362,365	11,208,012	5,916,108	2,228,089
Total income	7,603,656	11,453,598	5,929,620	2,231,815
Expenses
Management fee	763,295	1,252,860	403,881	173,730
Interest Expense (Note 7)	—	—	705,053	—
Transfer agent’s fees and expenses(a)	182,000	195,998	121,000	103,000
Custodian’s fees and expenses	194,000	160,000	158,000	94,000
Reports to shareholders	20,000	25,000	27,000	30,000
Registration fees	26,500	20,000	22,000	31,000
Legal fees and expenses	35,000	27,000	23,000	12,000
Trustees’ fees	12,000	16,000	12,000	12,000
Audit fees	22,000	23,000	22,600	15,000
Miscellaneous	33,184	41,439	27,195	22,534
Total expenses	1,287,979	1,761,297	1,521,729	493,264
Net investment income (loss)	6,315,677	9,692,301	4,407,891	1,738,551

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	2,146,789	549,150	(144,029)	—
Financial futures contracts	(2,099,966)	(1,546,327)	60,807	—
Foreign currency transactions	714,575	(70,321)	—	—
Options written	593,510	493,006	(1,116)	—
Swaps	(228,985)	(652,204)	(2,162)	—
Short sales	(879,097)	11,481	46,034	—
Tax expense on undistributed net realized capital gains	—	—	—	—
Total net realized gain (loss)	246,826	(1,215,215)	(40,466)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(2,658,958)	(2,100,651)	(2,428,624)	—
Financial futures contracts	151,191	(626,381)	13,021	—
Foreign currencies	(16,124)	(127,586)	—	—
Options written	(351,907)	(321,322)	—	—
Swaps	752,109	11,088	3,677	—
Short sales	(106,559)	—	20,887	—
Net change in unrealized appreciation (depreciation)	(2,230,248)	(3,164,852)	(2,391,039)	—
Net gain (loss)	(1,983,422)	(4,380,067)	(2,431,505)	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,332,255	$5,312,234	$1,976,386	$1,738,551

(a) Including affiliated expense of	$160,000	$184,000	$94,176	$72,000

See Notes to Financial Statements

124	THE TARGET PORTFOLIO TRUST

Statements of Changes in Net Assets

	LARGE CAPITALIZATION GROWTH PORTFOLIO		LARGE CAPITALIZATION VALUE PORTFOLIO
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$550,049	$1,544,276	$5,414,957	$4,966,320
Net realized gain (loss) on investment and foreign currency transactions	61,722,889	44,858,283	62,818,569	33,363,731
Net change in unrealized appreciation/(depreciation) of investments	(43,590,841)	(34,500,918)	(45,800,873)	23,851,981
Net increase (decrease) in net assets resulting from operations	18,682,097	11,901,641	22,432,653	62,182,032
Dividends and distributions (Note 1)
Dividends from net investment income	(424,776)	(1,525,007)	(5,359,256)	(4,679,699)
Distributions from net realized gains	(44,003,589)	—	(49,641,032)	—
Total distributions	(44,428,365)	(1,525,007)	(55,000,288)	(4,679,699)
Fund share transactions (Note 6)
Net proceeds from shares sold	30,635,551	75,709,022	40,152,956	79,263,751
Net asset value of shares issued in reinvestment of dividends and distributions	44,414,354	1,524,328	54,877,512	4,674,589
Cost of shares reacquired	(85,228,600)	(92,235,417)	(85,622,845)	(72,157,795)
Net increase (decrease) in net assets from Fund share transactions	(10,178,695)	(15,002,067)	9,407,623	11,780,545
Total increase (decrease)	(35,924,963)	(4,625,433)	(23,160,012)	69,282,878

NET ASSETS
Beginning of year	343,759,617	348,385,050	385,413,501	316,130,623
End of year(a)	$307,834,654	$343,759,617	$362,253,489	$385,413,501
(a) Includes undistributed net investment income of	$144,542	$19,269	$446,270	$390,569

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	125

Statements of Changes in Net Assets (cont’d)

	SMALL CAPITALIZATION GROWTH PORTFOLIO		SMALL CAPITALIZATION VALUE PORTFOLIO
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(892,211)	$(858,372)	$2,032,694	$1,874,233
Net realized gain (loss) on investment and foreign currency transactions	11,287,884	8,627,807	55,992,751	14,363,197
Net change in unrealized appreciation/(depreciation) of investments	(4,638,598)	13,062,442	(34,236,849)	32,107,615
Net increase (decrease) in net assets resulting from operations	5,757,075	20,831,877	23,788,596	48,345,045
Dividends and distributions (Note 1)
Dividends from net investment income	—	—	(1,786,572)	(1,838,665)
Distributions from net realized gains	—	—	(54,378,098)	(13,095,907)
Total distributions	—	—	(56,164,670)	(14,934,572)
Fund share transactions (Note 6)
Net proceeds from shares sold	13,851,396	32,372,700	52,707,779	55,190,474
Net asset value of shares issued in reinvestment of dividends and distributions	—	—	55,249,127	14,826,689
Cost of shares reacquired	(34,999,953)	(34,698,634)	(62,042,254)	(63,840,640)
Net increase (decrease) in net assets from Fund share transactions	(21,148,557)	(2,325,934)	45,914,652	6,176,523
Total increase (decrease)	(15,391,482)	18,505,943	13,538,578	39,586,996

NET ASSETS
Beginning of year	158,757,255	140,251,312	245,576,250	205,989,254
End of year(a)	$143,365,773	$158,757,255	$259,114,828	$245,576,250
(a) Includes undistributed net investment income of	—	—	$281,690	$35,568

See Notes to Financial Statements

126	THE TARGET PORTFOLIO TRUST

Statements of Changes in Net Assets (cont’d)

	INTERNATIONAL EQUITY PORTFOLIO		INTERNATIONAL BOND PORTFOLIO
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$3,438,526	$2,650,441	$753,696	$929,929
Net realized gain (loss) on investment and foreign currency transactions	42,374,057	20,398,105	5,456,058	(2,643,357)
Net change in unrealized appreciation/(depreciation) of investments	(16,151,609)	7,843,538	(4,599,975)	3,325,301
Net increase (decrease) in net assets resulting from operations	29,660,974	30,892,084	1,609,779	1,611,873
Dividends and Distributions (Note 1)
Dividends from net investment income	(4,548,361)	(2,494,485)	(822,648)	(2,484,946)
Distributions from net realized gains	(10,649,422)	—	(33,394)	(456,277)
Total distributions	(15,197,783)	(2,494,485)	(856,042)	(2,941,223)
Fund share transactions (Note 6)
Net proceeds from shares sold	23,896,686	56,273,516	8,080,019	20,311,661
Net asset value of shares issued in reinvestment of dividends and distributions	15,191,553	2,472,659	855,615	2,925,531
Cost of shares reacquired	(50,701,115)	(48,752,641)	(11,682,782)	(15,555,918)
Net increase (decrease) in net assets from Fund share transactions	(11,612,876)	9,993,534	(2,747,148)	7,681,274
Total increase (decrease)	2,850,315	38,391,133	(1,993,411)	6,351,924

NET ASSETS
Beginning of year	230,299,834	191,908,701	44,905,001	38,553,077
End of year(a)	$233,150,149	$230,299,834	$42,911,590	$44,905,001
(a) Includes undistributed net investment income of	$200,879	$436,240	—	—

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	127

Statements of Changes in Net Assets (cont’d)

	TOTAL RETURN BOND PORTFOLIO		INTERMEDIATE-TERM BOND PORTFOLIO
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$6,315,677	$3,087,244	$9,692,301	$5,923,653
Net realized gain (loss) on investment and foreign currency transactions	246,826	6,530,055	(1,215,215)	5,739,511
Net change in unrealized appreciation/(depreciation) of investments	(2,230,248)	(1,701,170)	(3,164,852)	(1,868,740)
Net increase (decrease) in net assets resulting from operations	4,332,255	7,916,129	5,312,234	9,794,424
Dividends and distributions (Note 1)
Dividends from net investment income	(6,859,355)	(7,979,590)	(10,131,526)	(7,098,116)
Distributions from net realized gains	(1,294,402)	(556,213)	(128,653)	(5,620,690)
Total distributions	(8,153,757)	(8,535,803)	(10,260,179)	(12,718,806)
Fund share transactions (Note 6)
Net proceeds from shares sold	35,616,451	68,049,223	40,116,845	77,193,471
Net asset value of shares issued in reinvestment of dividends and distributions	8,147,528	8,280,441	10,256,072	12,177,841
Cost of shares reacquired	(56,755,679)	(55,370,002)	(81,229,652)	(123,270,731)
Net increase (decrease) in net assets from Fund share transactions	(12,991,700)	(55,370,002)	(30,856,735)	(33,899,419)
Total increase (decrease)	(16,813,202)	20,339,988	(35,804,680)	(36,823,801)

NET ASSETS
Beginning of year	178,488,173	158,148,185	297,982,306	334,806,107
End of year(a)	$161,674,971	$178,488,173	$262,177,626	$297,982,306
(a) Includes undistributed net investment income of	$2,030,789	—	—	$176,503

See Notes to Financial Statements

128	THE TARGET PORTFOLIO TRUST

Statements of Changes in Net Assets (cont’d)

	MORTGAGE BACKED SECURITIES PORTFOLIO		U.S. GOVERNMENT MONEY MARKET PORTFOLIO
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$4,407,891	$3,587,103	$1,738,551	$709,120
Net realized gain (loss) on investment and foreign currency transactions	(40,466)	636,986	—	(406)
Net change in unrealized appreciation/(depreciation) of investments	(2,391,039)	(577,504)	—	—
Net increase (decrease) in net assets resulting from operations	1,976,386	3,646,585	1,738,551	708,714
Dividends and distributions (Note 1)
Dividends from net investment income	(4,564,729)	(4,319,318)	(1,747,870)	(709,120)
Total distributions	(4,564,729)	(4,319,318)	(1,747,870)	(709,120)
Fund share transactions (Note 6)(a)
Net proceeds from shares sold	7,499,428	23,936,870	43,342,523	131,542,846
Net asset value of shares issued in reinvestment of dividends and distributions	4,564,729	3,838,750	1,746,159	661,498
Cost of shares reacquired	(23,076,242)	(38,379,255)	(62,061,743)	(156,477,713)
Net increase (decrease) in net assets from Fund share transactions	(11,012,085)	(10,603,635)	(16,973,061)	(24,273,369)
Total increase (decrease)	(13,600,428)	(11,276,368)	(16,982,380)	(24,273,775)

NET ASSETS
Beginning of year	95,795,632	107,072,000	74,189,814	98,463,589
End of year(b)	$82,195,204	$95,795,632	$57,207,434	$74,189,814
(a) Fund share transactions are at $1 per share for the U.S. Government Money.
(b) Includes undistributed net investment income of	—	—	—	—

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	129

Notes to Financial Statements

The TARGET Portfolio Trust (the ‘Fund’) is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the “Portfolio” or “Portfolios”). All the Portfolios are diversified, as defined under the Investment Company Act of 1940, except for the International Bond Portfolio. Investment operations commenced on January 5, 1993, with the exception of the International Bond Portfolio, which commenced on May 17, 1994.

The Portfolios and their investment objectives are as follows:

•	Large Capitalization Growth Portfolio—long-term capital appreciation through investment primarily in stocks of large corporations that, in the investment adviser’s opinion, should have earnings growth faster than that of the S&P 500;

•	Large Capitalization Value Portfolio—total return consisting of capital appreciation and dividend income through investment primarily in stocks of large corporations that, in the adviser’s opinion, are undervalued;

•	Small Capitalization Growth Portfolio—maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser’s opinion, should have earnings growth faster than that of the U.S. economy in general;

•	Small Capitalization Value Portfolio—above average capital appreciation through investment in small company common stocks that, in the adviser’s opinion, are undervalued or overlooked in the marketplace;

•	International Equity Portfolio—capital appreciation through investment primarily in stocks of companies domiciled outside the United States;

•	International Bond Portfolio—high total return through investment primarily in high-quality, foreign debt securities;

•	Total Return Bond Portfolio—total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years;

•	Intermediate-Term Bond Portfolio—current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years;

•	Mortgage Backed Securities Portfolio—high current income primarily and capital appreciation secondarily, each consistent with the protection of capital through investment primarily in mortgage related securities;

•	U.S. Government Money Market Portfolio—maximum current income consistent with maintenance of liquidity and preservation of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

130	THE TARGET PORTFOLIO TRUST

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Portfolios in the preparation of its financial statements.

Securities Valuations: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2005, the International Equity Portfolio held foreign securities whose value required adjustment in accordance with procedures approved by the Board of Trustees.

Certain Portfolios held illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above. Each Portfolio may hold up to 15% of its net assets in illiquid securities, except for the U.S. Government Money Market Portfolio, which may hold up to 10% of its net assets in illiquid securities.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

U.S. Government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer (a dealer that trades in U.S. Government securities with the Federal Reserve System).

Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost.

Short-term securities held by the other Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term securities held by the other Portfolios which mature in more than 60 days are valued at current market quotations.

THE TARGET PORTFOLIO TRUST	131

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on financial futures contracts.

The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Portfolio maintains a segregated account of Securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to financial futures contracts. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the year, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at year end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually

132	THE TARGET PORTFOLIO TRUST

received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Foreign Currency Contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currency transactions. Gains or losses are realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into forward foreign currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings.

Options: The Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gains or losses on purchased options are included in net realized gains or losses on investment transactions. Gains or losses on written options are presented separately as net realized gains or losses on options written.

The Portfolio, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or currencies underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to options. The International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options.

Short Sales: Certain portfolios of the Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may sell a security, it does not own in

THE TARGET PORTFOLIO TRUST	133

anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales. The Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage-Backed Securities Portfolio may enter into short sales.

Swap Agreements: Certain Portfolios may enter into interest rate swap agreements, forward swap spread lock agreements, and credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it’s obligation to perform. The Portfolios may enter into swap agreements as the protection buyer or the protection seller. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reported in the Statements of Assets and Liabilities.

When-Issued/Delayed Delivery Securities: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated

134	THE TARGET PORTFOLIO TRUST

on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount of debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the Portfolio or class level.

Dividends and Distributions: The Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on exdividend date. Permanent book/ tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital, in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Portfolio in the Fund is treated as a separate tax-paying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund’s manager is Prudential Investments LLC (“PI”). PI manages the investment operations of the Fund, administers the Fund’s affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PI supervises the advisers’ performance of advisory services and makes recommendations to the Trustees as to whether the advisers’ contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The advisers noted below each furnished investment advisory services in connection with the management of the Portfolios. Each of the advisors of the equity Portfolios—Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio and International Equity Portfolio—manages a portion of the assets of the respective Portfolios. In general, in order to maintain a division of assets between the advisers as deemed appropriate by PI, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the advisers as PI deems appropriate. In order to maintain an approximate allocation between the advisers in the ratio deemed appropriate by PI, a periodic rebalancing of each subadviser’s share of Portfolio assets may occur to account for market fluctuations.

THE TARGET PORTFOLIO TRUST	135

Portfolio	Adviser
Large Capitalization Growth*	Goldman Sachs Asset Management LLP (“Goldman”) and Marsico Capital Management, LLC (“Marsico”)
Large Capitalization Value	J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC
Small Capitalization Growth	Westcap Investors, LLC and RS Investment Management, L.P.
Small Capitalization Value

NFJ Investment Group L.P. and EARNEST Partners, LLC (additional advisers effective July 13, 2005: Lee Munder Investments Limited and J.P. Morgan Investment Management, Inc.; effective November 11, 2005: Vaughan Nelson Investment Management, L.P.)

International Equity**	LSV Asset Management (“LSV”) and Thornburg Investment Management, Inc. (“Thornburg”)
International Bond, Total Return Bond and Intermediate-Term Bond	Pacific Investment Management Company LLC
Mortgage Backed Securities and U.S. Government Money Market	Wellington Management Company, LLP

*	Effective June 28, 2005, Goldman and Marsico replaced Oak Associates, Ltd. and Columbus Circle Investors.
**	Effective April 13, 2005, LSV and Thornburg replaced Lazard Asset Management.

The management fee payable to PI is computed daily and paid monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PI, in turn, pays each adviser a fee for its services.

Portfolio	Contracted & Effective Management Fee
Large Capitalization Growth	0.60%
Large Capitalization Value	0.60%
Small Capitalization Growth	0.60%
Small Capitalization Value	0.60%
International Equity	0.70%
International Bond	0.50%
Total Return Bond	0.45%
Intermediate-Term Bond	0.45%
Mortgage Backed Securities	0.45%
U.S. Government Money Market	0.25%

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”). PIMS serves the Fund without compensation.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from January 1, 2005 through April 30, 2005 the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion if necessary. Effective May 1, 2005, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2005. Effective October 29, 2005, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of

136	THE TARGET PORTFOLIO TRUST

the revised credit agreement is October 28, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates where applicable.

The Portfolios pay networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC (“Wachovia”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations. For the year ended December 31, 2005, the Portfolios paid networking fees as follows:

Portfolio	Total Networking Fees Incurred
Large Capitalization Growth	$100
Large Capitalization Value	300
Small Capitalization Growth	300
Small Capitalization Value	700
International Equity	600
International Bond	100
Total Return Bond	100
Intermediate-Term Bond	400
Mortgage Backed Securities	100
U.S. Government Money Market	100

For the year ended December 31, 2005, the amount of brokerage commissions earned by Wachovia and Prudential Equity Group, LLC, (“PEG”), an indirect, wholly-owned subsidiary of Prudential, from portfolio transactions executed on behalf of the Portfolios were as follows:

Portfolio	Wachovia	PEG
Large Capitalization Value	$534	$614
Small Capitalization Value	—	164

Certain Portfolios invest in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

THE TARGET PORTFOLIO TRUST	137

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government securities, for the year ended December 31, 2005, were as follows:

Portfolio	Purchases	Sales
Large Capitalization Growth	$766,989,947	$812,546,564
Large Capitalization Value	327,909,331	368,600,049
Small Capitalization Growth	209,832,947	231,880,238
Small Capitalization Value	301,002,251	302,467,282
International Equity	272,664,405	285,656,351
International Bond	135,926,388	117,629,713
Total Return Bond	896,422,990	797,170,000
Intermediate-Term Bond	528,885,853	477,873,823
Mortgage Backed Securities	159,505,657	265,138,001

Transactions in options written during the year ended December 31, 2005, were as follows:

International Bond	Number of Contracts/ Notional Amounts	Premiums Received
Options outstanding at December 31, 2004	46	$29,965
Options written	2,500,361	85,831
Options closed	(137)	(54,315)
Options expired	(244)	(21,778)

Options outstanding at December 31, 2005	2,500,026	$39,703

Total Return Bond	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at December 31, 2004	32,418	$545,289
Options written	9,100,254	161,608
Options closed	(32,558)	(609,893)
Options expired	(16)	(3,690)

Options outstanding at December 31, 2005	9,100,098	$93,314

Intermediate-Term Bond	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at December 31, 2004	34,000	$346,443
Options written	18,735,163	346,100
Options closed	(69,013)	(488,474)
Options expired	(22)	(6,792)

Options outstanding at December 31, 2005	18,700,128	$197,277

138	THE TARGET PORTFOLIO TRUST

Note 5. Tax and Distribution Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized gain or loss on investment. For the year ended December 31, 2005, the adjustments were as follows:

Portfolio	Paid-In Capital In Excess of Par	Undistributed Net investment Income	Accumulated Net Realized Gain or Loss
Large Capitalization Value Portfolio(i)	$(415,692)	—	$415,692
Small Capitalization Growth Portfolio(b)	(904,286)	$904,286	—
International Equity Portfolio(a)(c)(i)	—	874,474	$(874,474)
International Bond Portfolio(a)(d)	—	5,469,329	(5,469,329)
Total Return Bond Portfolio(a)(d)(h)(i)	—	2,865,418	(2,865,418)
Intermediate-Term Bond Portfolio(a)(d)(h)(g)(i)	—	29,520	(29,520)
Mortgage Backed Securities Portfolio(d)(h)	—	135,108	(135,108)

(a)	Reclassification of net foreign currency gain (loss).
(b)	Reclassification of tax operating loss.
(c)	Reclassification of book to tax differences due to the sale of passive foreign investment companies.
(d)	Reclassification of swap income.
(e)	Reclassification for redemptions utilized as distributions for federal income tax purposes.
(f)	Reclassification of income from defaulted securities.
(g)	Reclassification of overdistribution of ordinary income.
(h)	Reclassification of paydowns.
(i)	Reclassification due to other adjustments.

Net investment income, net realized gains and net assets were not affected by these reclassifications.

For federal income tax purposes the following Portfolios elected to treat post-October losses incurred in the period November 1, 2005 through December 31, 2005 as having been incurred in the following fiscal year. Certain Portfolios had capital loss carryforwards as of December 31, 2005. Accordingly, no capital gain distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforwards. The approximate amounts were as follows:

	Post-October Losses		Capital Loss Carryforward
Portfolio	Currency	Capital
Large Capitalization Growth Portfolio	—	—	—	(a)
Large Capitalization Value Portfolio	—	—	—
Small Capitalization Growth Portfolio	—	—	$34,686,000	(b)
International Equity Portfolio	—	—	—	(c)
International Bond Portfolio	$146,000	—	—
Total Return Bond Portfolio		$2,267,000	250,000	(d)
Intermediate-Term Bond Portfolio	359,000	—	2,388,000	(e)
Mortgage Backed Securities Portfolio	—	1,000	1,674,000	(f)
U.S. Government Money Market Portfolio	—	—	400	(g)

(a)	Approximately $13,646,0000 was used to offset net taxable gains realized in the fiscal year ended December 31, 2005.
(b)	Approximately $27,956,000 expiring in 2010 and $6,730,000 expiring in 2011. Approximately $11,057,000 was used to offset net taxable gains realized in the fiscal year ended December 31, 2005.

THE TARGET PORTFOLIO TRUST	139

(c)	Approximately $30,095,000 was used to offset net taxable gains realized in the fiscal year ended December 31, 2005.
(d)	Approximately $250,000 expiring in 2013.
(e)	Approximately $2,388,000 expiring in 2013.
(f)	Approximately $384,000 expiring in 2008, $970,000 expiring in 2011, $255,000 expiring in 2012 and $65,000 expiring in 2013.
(g)	Approximately $400 expiring in 2013.

For the year ended December 31, 2005, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets were:

Portfolio	Ordinary Income	Long-Term Capital Gain	Total Distributions
Large Capitalization Growth Portfolio	$424,776	$44,003,589	$44,428,365
Large Capitalization Value Portfolio	12,089,901	42,910,387	55,000,288
Small Capitalization Value Portfolio	6,235,673	49,928,997	56,164,670
International Equity Portfolio	4,548,361	10,649,422	15,197,783
International Bond Portfolio	832,969	23,073	856,042
Total Return Bond Portfolio	6,859,355	1,294,402	8,153,757
Intermediate-Term Bond Portfolio	10,159,553	100,626	10,260,179
Mortgage Backed Securities Portfolio	4,564,729	—	4,564,729
U.S. Government Money Market Portfolio	1,747,870	—	1,747,870

For the year ended December 31, 2004, the tax character of the distributions paid, as reflected in the Statements of Changes in Net Assets were:

Portfolio	Ordinary Income	Long-Term Capital Gain	Total Distributions
Large Capitalization Growth Portfolio	$1,525,007	—	$1,525,007
Large Capitalization Value Portfolio	4,679,699	—	4,679,699
Small Capitalization Value Portfolio	5,807,652	$9,126,920	14,934,572
International Equity Portfolio	2,494,485	—	2,494,485
International Bond Portfolio	2,800,864	140,359	2,941,223
Total Return Bond Portfolio	7,451,540	1,084,263	8,535,803
Intermediate-Term Bond Portfolio	9,177,935	3,540,871	12,718,806
Mortgage Backed Securities Portfolio	4,319,318	—	4,319,318
U.S. Government Money Market Portfolio	709,120	—	709,120

The tax character of distributable earnings at December 31, 2005 was:

Portfolio	Ordinary Income	Long-Term Capital Gain
Large Capitalization Growth Portfolio	$2,157,903	$980,385
Large Capitalization Value Portfolio	3,462,081	23,674,178
Small Capitalization Growth Portfolio	—	—
Small Capitalization Value Portfolio	721,295	4,053,763
International Equity Portfolio	447,288	—
International Bond Portfolio	1,298,115	54,582
Total Return Bond Portfolio	1,833,467	—
Intermediate-Term Bond Portfolio	116,727	—
Mortgage Backed Securities Portfolio	—	—
U.S. Government Money Market Portfolio	—	—

140	THE TARGET PORTFOLIO TRUST

The United States federal income tax basis and unrealized appreciation (depreciation) of the Portfolios’ investments and the total net unrealized appreciation (depreciation) as of December 31, 2005, were as follows:

Portfolio	Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation (Depreciation) of Investments	Other Cost Basis Adjustments	Total net Unrealized Appreciation (Depreciation)
Large Capitalization Growth Portfolio	$277,164,276	$36,784,654	$(5,500,517)	$31,284,137	$(11,197)	$31,272,940
Large Capitalization Value Portfolio	315,569,789	54,251,805	(10,444,660)	43,807,145	—	43,807,145
Small Capitalization Growth Portfolio	124,631,736	24,244,492	(4,167,025)	20,077,467	—	20,077,467
Small Capitalization Value Portfolio	218,408,079	51,828,465	(10,561,296)	41,267,169	(12,372)	41,254,797
International Equity Portfolio	204,413,295	33,378,015	(3,975,744)	29,402,271	(164,846)	29,237,425
International Bond Portfolio	60,682,969	2,037,159	(3,543,083)	(1,505,924)	73,346	(1,432,578)
Total Return Bond Portfolio	229,524,856	3,256,426	(4,502,900)	(1,246,474)	(2,031,480)	(3,277,954)
Intermediate-Term Bond Portfolio	266,679,248	2,839,336	(4,028,030)	(1,188,694)	(245,264)	(1,433,958)
Mortgage Backed Securities Portfolio	100,639,290	820,784	(2,035,252)	(1,214,468)	(20,789)	(1,235,257)
U.S. Government Money Market Portfolio	57,584,375	—	—	—	—	—

The difference between book basis and tax basis are primarily attributable to deferred losses on wash sales, mark to market on purchased options and mark to market on passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) on written options, futures, swaps, short sales, forward currency contracts and mark to market of receivable and payables.

THE TARGET PORTFOLIO TRUST	141

Note 6. Capital

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest during the year ended December 31, 2005 were as follows:

Portfolio	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Increase/ (Decrease) in Shares Outstanding
Large Capitalization Growth Portfolio	1,994,317	3,017,201	(5,542,592)	(531,074)
Large Capitalization Value Portfolio	2,469,433	3,561,971	(5,284,616)	746,788
Small Capitalization Growth Portfolio	1,326,027	—	(3,325,226)	(1,999,199)
Small Capitalization Value Portfolio	2,398,957	2,862,304	(2,853,930)	2,407,331
International Equity Portfolio	1,809,451	1,137,351	(3,825,186)	(878,384)
International Bond Portfolio	975,588	103,962	(1,410,170)	(330,620)
Total Return Bond Portfolio	3,374,867	774,847	(5,376,334)	(1,226,620)
Intermediate-Term Bond Portfolio	3,906,750	1,000,697	(7,912,087)	(3,004,640)
Mortgage Backed Securities Portfolio	729,295	446,224	(2,250,862)	(1,075,343)

Transactions in shares of beneficial interest during the year ended December 31, 2004 were as follows:

Portfolio	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Increase/ (Decrease) in Shares Outstanding
Large Capitalization Growth Portfolio	4,993,871	99,111	(6,119,766)	(1,026,784)
Large Capitalization Value Portfolio	5,414,647	290,776	(4,845,605)	859,818
Small Capitalization Growth Portfolio	3,359,377	—	(3,601,982)	(242,605)
Small Capitalization Value Portfolio	2,777,541	706,764	(3,212,334)	271,971
International Equity Portfolio	4,804,787	210,635	(4,124,087)	891,335
International Bond Portfolio	2,404,390	358,888	(1,843,995)	919,283
Total Return Bond Portfolio	6,346,880	778,446	(5,175,584)	1,949,742
Intermediate-Term Bond Portfolio	7,378,419	1,172,608	(11,802,265)	(3,251,238)
Mortgage Backed Securities Portfolio	2,296,659	369,469	(3,699,112)	(1,032,984)

Note 7. Borrowings

Reverse Repurchase Agreements: Mortgage Backed Securities Portfolio enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Fund’s Board of Trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2005 was approximately $20,576,600 at a weighted average interest rate of approximately 3.51%. The average daily balance is for the number of days the Portfolio had an outstanding balance. The maximum amount of total reverse repurchase agreements outstanding at any month-end during the period was approximately $35,104,000 as of December 31, 2005, which was 22% of total assets.

142	THE TARGET PORTFOLIO TRUST

Financial Highlights

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Year Ended December 31,
	2005	2004	2003	2002	2001

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$15.90	$15.39	$11.03	$16.15	$23.20
Income (loss) from investment operations
Net investment income (loss)	.03	.07	(.01)	(.01)	.02
Net realized and unrealized gain (loss) on investment transactions	1.06	.51	4.37	(5.11)	(7.05)
Total from investment operations	1.09	.58	4.36	(5.12)	(7.03)
Less dividends and distributions
Dividends from net investment income	(.02)	(.07)	—	—	(.02)
Distributions from net realized gains	(2.37)	—	—	—	—
Total dividends and distributions	(2.39)	(.07)	—	—	(.02)
Net asset value, end of year	$14.60	$15.90	$15.39	$11.03	$16.15

TOTAL RETURN(a)	6.74%	3.78%	39.53%	(31.70)%	(30.32)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$307,835	$343,760	$348,385	$243,748	$358,429
Average net assets (000)	$310,710	$345,413	$290,985	$297,189	$397,492
Ratios to average net assets
Expenses	.76%	.77%	.84%	.81%	.75%
Net investment income (loss)	.18%	.45%	(.09)%	(.11)%	.08%
Portfolio turnover rate	246%	76%	49%	66%	68%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	143

Financial Highlights (cont’d)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Year Ended December 31,
	2005	2004	2003	2002	2001

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$16.59	$14.13	$10.49	$12.45	$12.64
Income (loss) from investment operations
Net investment income	.25	.21	.17	.18	.19
Net realized and unrealized gain (loss) on investment transactions	.80	2.45	3.64	(1.85)	(.03)
Total from investment operations	1.05	2.66	3.81	(1.67)	.16
Less distributions
Dividends from net investment income	(.25)	(.20)	(.17)	(.17)	(.19)
Distributions from net realized gains	(2.28)	—	—	(.12)	(.16)
Total distributions	(2.53)	(.20)	(.17)	(.29)	(.35)
Net asset value, end of year	$15.11	$16.59	$14.13	$10.49	$12.45

TOTAL RETURN(a)	6.50%	18.87%	36.38%	(13.57)%	1.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$362,253	$385,414	$316,131	$229,626	$275,208
Average net assets (000)	$366,301	$346,319	$253,653	$253,096	$275,773
Ratios to average net assets
Expenses	.74%	.74%	.80%	.80%	.76%
Net investment income	1.48%	1.43%	1.50%	1.49%	1.51%
Portfolio turnover rate	90%	47%	56%	56%	50%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

144	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Year Ended December 31,
	2005	2004	2003	2002	2001

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.79	$ 9.38	$7.05	$10.56	$13.09
Income (loss) from investment operations
Net investment loss	(.07)	(.06)	(.06)	(.06)	(.07)
Net realized and unrealized gain (loss) on investment transactions	.56	1.47	2.39	(3.45)	(2.46)
Total from investment operations	.49	1.41	2.33	(3.51)	(2.53)
Less distributions
Distributions from net realized gains	—	—	—	—	—
Net asset value, end of year	$11.28	$10.79	$9.38	$ 7.05	$10.56

TOTAL RETURN(a)	4.54%	15.03%	33.05%	(33.24)%	(19.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$143,366	$158,757	$140,251	$100,868	$145,554
Average net assets (000)	$144,034	$146,717	$116,632	$122,299	$156,654
Ratios to average net assets
Expenses	.91%	.90%	1.03%	.99%	.88%
Net investment loss	(.62)%	(.58)%	(.80)%	(.74)%	(.59)%
Portfolio turnover rate	147%	107%	235%	153%	167%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	145

Financial Highlights (cont’d)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Year Ended December 31,
	2005	2004	2003	2002	2001

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$21.84	$18.78	$13.23	$17.54	$16.88
Income (loss) from investment operations
Net investment income	.18	.17	.03	.04	.09
Net realized and unrealized gain (loss) on investment transactions	2.06	4.27	6.18	(1.41)	2.67
Total from investment operations	2.24	4.44	6.21	(1.37)	2.76
Less distributions
Dividends from net investment income	(.16)	(.17)	(.03)	(.04)	(.19)
Distributions from net realized gains	(4.94)	(1.21)	(.63)	(2.90)	(1.91)
Total distributions	(5.10)	(1.38)	(.66)	(2.94)	(2.10)
Net asset value, end of year	$18.98	$21.84	$18.78	$13.23	$17.54

TOTAL RETURN(a)	10.10%	24.02%	47.10%	(8.48)%	17.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$259,115	$245,576	$205,989	$147,930	$177,088
Average net assets (000)	$249,661	$218,487	$161,025	$167,945	$161,663
Ratios to average net assets
Expenses	.79%	.82%	.93%	.88%	.87%
Net investment income	.81%	.86%	.15%	.23%	.59%
Portfolio turnover rate	118%	22%	89%	95%	114%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

146	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	INTERNATIONAL EQUITY PORTFOLIO
	Year Ended December 31,
	2005	2004	2003	2002	2001

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$13.13	$11.53	$ 9.07	$10.10	$13.52
Income (loss) from investment operations
Net investment income	.22	.15	.16	.11	.09
Net realized and unrealized gain (loss) on investment transactions	1.59	1.59	2.43	(1.14)	(3.39)
Total from investment operations	1.81	1.74	2.59	(1.03)	(3.30)
Less Distributions
Dividends from net investment income	(.28)	(.14)	(.13)	— (b)	—
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	(0.67)	—	—	—	(.12)
Total distributions	(0.95)	(.14)	(.13)	—	(.12)
Net asset value, end of year	$13.99	$13.13	$11.53	$ 9.07	$10.10

TOTAL RETURN(a)	14.12%	15.23%	28.76%	(10.17)%	(24.56)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$233,150	$230,300	$191,909	$140,392	$158,307
Average net assets (000)	$221,543	$209,378	$153,435	$150,249	$190,106
Ratios to average net assets
Expenses	.99%	1.00%	1.07%	1.09%	1.01%
Net investment income	1.55%	1.27%	1.69%	1.17%	.82%
Portfolio turnover rate	123%	59%	47%	55%	65%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	147

Financial Highlights (cont’d)

	INTERNATIONAL BOND PORTFOLIO
	Year Ended December 31,
	2005	2004	2003	2002	2001

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$ 8.19	$8.45	$8.83	$7.46	$8.08
Income (loss) from investment operations
Net investment income	.03	.26	.21	.15	.18
Net realized and unrealized gain (loss) on investment transactions	.27	.05	.26	1.33	(.64)
Total from investment operations	.30	.31	.47	1.48	(.46)
Less distributions
Dividends from net investment income	(.15)	(.48)	(.84)	(.11)	—
Distributions from net realized gains	—	(.09)	(.01)	—	—
Tax return of capital distributions	—	—	—	—	(.16)
Dividends from net realized gains	(.01)	—	—	—	—
Total distributions	(.16)	(.57)	(.85)	(.11)	(.16)
Net asset value, end of year	$ 8.33	$8.19	$8.45	$8.83	$7.46

TOTAL RETURN(a)	3.95%	3.71%	5.31%	20.14%	(5.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$42,912	$44,905	$38,553	$27,648	$18,637
Average net assets (000)	$44,072	$43,199	$32,992	$22,022	$19,235
Ratios to average net assets
Expenses	1.51%	1.49%	1.51%	1.69%	1.83%
Net investment income	1.71%	2.15%	1.88%	1.88%	2.31%
Portfolio turnover rate	223%	169%	235%	238%	251%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

148	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	TOTAL RETURN BOND PORTFOLIO
	Year Ended December 31,
	2005	2004	2003	2002	2001

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.64	$10.66	$10.73	$10.42	$10.27
Income from investment operations
Net investment income	.38	.20	.33	.41	.52
Net realized and unrealized gain (loss) on investment transactions	(.12)	.31	.33	.57	.28
Total from investment operations	.26	.51	.66	.98	.80
Less distributions
Dividends from net investment income	(.43)	(.44)	(.36)	(.45)	(.54)
Distributions from net realized gains	(.08)	(.09)	(.37)	(.22)	(.11)
Total distributions	(.51)	(.53)	(.73)	(.67)	(.65)
Net asset value, end of year	$10.39	$10.64	$10.66	$10.73	$10.42

TOTAL RETURN(a)	2.60%	4.73%	6.22%	9.65%	7.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$161,675	$178,488	$158,148	$139,488	$106,086
Average net assets (000)	$169,616	$170,073	$151,999	$122,888	$90,698
Ratios to average net assets
Expenses	.76%	.75%	.76%	.75%	.78%
Net investment income	3.72%	1.82%	2.99%	3.89%	4.83%
Portfolio turnover rate	366%	587%	445%	429%	472%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	149

Financial Highlights (cont’d)

	INTERMEDIATE-TERM BOND PORTFOLIO
	Year Ended December 31,
	2005	2004	2003	2002	2001

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.36	$10.46	$10.50	$10.23	$10.23
Income from investment operations
Net investment income	.36	.19	.28	.38	.52
Net realized and unrealized gain (loss) on investment transactions	(.16)	.14	.19	.47	.29
Total from investment operations	.20	.33	.47	.85	.81
Less Distributions
Dividends from net investment income	(.38)	(.24)	(.34)	(.39)	(.54)
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	— (b)	(.19)	(.17)	(.19)	(.27)
Total distributions	(.38)	(.43)	(.51)	(.58)	(.81)
Net asset value, end of year	$10.18	$10.36	$10.46	$10.50	$10.23

TOTAL RETURN(a)	1.88%	3.19%	4.58%	8.56%	8.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$262,177	$297,982	$334,806	$333,069	$195,233
Average net assets (000)	$278,441	$318,671	$343,466	$258,072	$167,039
Ratios to average net assets
Expenses	.63%	.64%	.68%	.66%	.66%
Net investment income	3.48%	1.86%	2.64%	3.58%	4.91%
Portfolio turnover rate	208%	133%	422%	377%	560%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $0.005 per share.

See Notes to Financial Statements

150	THE TARGET PORTFOLIO TRUST

Financial Highlights (cont’d)

	MORTGAGE BACKED SECURITIES PORTFOLIO
	Year Ended December 31,
	2005	2004	2003	2002	2001

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.39	$10.45	$10.70	$10.44	$10.31
Income (loss) from investment operations
Net investment income	.50	.36	.47	.56	.61
Net realized and unrealized gain (loss) on investment transactions	(.27)	.02	(.24)	.27	.17
Total from investment operations	.23	.38	.23	.83	.78
Less distributions
Dividends from net investment income	(.52)	(.44)	(.48)	(.57)	(.65)
Dividends from net realized gains	—	—	—	—	—
Total distributions	(.52)	—	—	—	—
Net asset value, end of year	$10.10	$10.39	$10.45	$10.70	$10.44

TOTAL RETURN(a)	2.29%	3.68%	2.20%	8.13%	7.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$82,195	$95,796	$107,072	$115,546	$75,502
Average net assets (000)	$89,756	$103,055	$114,526	$94,893	$69,767
Ratios to average net assets
Expenses(b)	1.70%	.90%	.84%	.80%	.84%
Net investment income	4.91%	3.48%	4.43%	4.43%	5.74%
Portfolio turnover rate	251%	279%	282%	184%	72%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The annualized expense ratio without interest expense would have been 0.91% for the fiscal year ended December 31, 2005.

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	151

Financial Highlights (cont’d)

	U.S. GOVERNMENT MONEY MARKET PORTFOLIO
	Year Ended December 31,
	2005	2004	2003	2002	2001

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income and net realized gain on investment transactions	.026	.008	.007	.013	.037
Dividends and distributions	(.026)	(.008)	(.007)	(.013)	(.037)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

TOTAL RETURN(a)	2.59%	0.76%	0.70%	1.31%	3.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$57,207	$74,190	$98,464	$127,141	$154,982
Average net assets (000)	$69,488	$94,854	$114,831	$128,550	$132,704
Ratios to average net assets
Expenses	.71%	.59%	.52%	.45%	.51%
Net investment income	2.50%	.72%	.71%	1.31%	3.52%
(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

152	THE TARGET PORTFOLIO TRUST

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of The Target Portfolio Trust:

We have audited the accompanying statements of assets and liabilities of The Target Portfolio Trust (comprised of Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, and U.S. Government Money Market Portfolio) hereafter referred to as the “Trust”, including the portfolios of investments, as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to the year ended December 31, 2004 were audited by another independent registered public accounting firm, whose report dated February 24, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2006

THE TARGET PORTFOLIO TRUST	153

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended December 31, 2005. Further, we wish to advise you of the percentage of the ordinary income dividends (excluding long-term capital gains distributions) paid in 2005 that qualify for the corporate dividends received deduction available to corporate taxpayers.

Detailed below, please find the aggregate dividends and distributions, per share, paid by each portfolio during the year ended December 31, 2005 as well as the corporate dividend received deduction percentage:

	Ordinary Dividends*
Portfolio	Income	Short-Term Capital Gains	Long-Term Capital Gains Distributions	Total Dividends and Distributions	Corporate Dividend Received Deduction	Qualified Dividend Income
Large Capitalization Growth Portfolio	$0.0227	—	$2.3687	$2.3914	100.00%	100.00%
Large Capitalization Value Portfolio	0.2464	$0.3376	1.9468	2.5308	67.37%	66.72%
Small Capitalization Value Portfolio	0.1621	0.4039	4.5314	5.0974	66.80%	66.58%
International Equity Portfolio	0.2816	—	0.6711	0.9527	0.00%	100.00%
International Bond Portfolio	0.1552	0.0020	0.0043	0.1615	0.00%	0.00%
Total Return Bond Portfolio	0.4308	—	0.0803	0.5111	0.00%	0.00%
Intermediate-Term Bond Portfolio	0.3760	0.0009	0.0038	0.3807	0.00%	0.00%
Mortgage Backed Securities Portfolio	0.5230	—	—	0.5230	0.00%	0.00%
U.S. Government Money Market Portfolio	0.0256	—	—	0.0256	0.00%	0.00%

*	For federal income tax purposes, ordinary income dividends and short-term capital gains distributions are taxable as capital gains income.

The International Equity Portfolio has elected to give the benefit tax credit to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended December 31, 2005 the International Equity Portfolio intends on passing through $444,620 of ordinary income distributions as a foreign tax credit from recognized foreign source income of $6,019,816.

The Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio intend to designate 100.00%, 97.44% and 96.60%, respectively, of their ordinary income dividends as qualified interest income under The American Jobs Creation Act of 2004.

154	THE TARGET PORTFOLIO TRUST

Important Notice For Certain Shareholders (Unaudited)

Many states do not tax the portion of mutual fund dividends attributed to interest from U.S. Government obligations. Listed below is the percentage of interest earned by the following Target portfolios from U.S. Government obligations for the calendar year 2005.

To determine the amount of your dividends which may be exempt from state and local tax, simply multiply the amount in Box 1 of your 1099-Div (Ordinary Dividends) by the percentage listed below. These percentages do not apply to taxable capital gain distributions paid by the portfolios.

Portfolio*	Percentage of Interest from U.S. Government obligations
International Bond Portfolio	6.14%
Total Return Bond Portfolio	36.16%
Intermediate-Term Bond Portfolio	17.93%
Mortgage Backed Securities Portfolio	1.57%
U.S. Government Money Market Portfolio	6.40%

*	Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude 2005 interest income from state and local taxes.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your Wachovia Securities Financial Adviser.

THE TARGET PORTFOLIO TRUST	155

Management of the Trust (Unaudited)

Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” “Fund Complex”† consists of the Trust and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (53)(3), Trustee since 2005 Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held.(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Trustee since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), formerly Chief Executive Officer (June 2000-July 2005) and President (September 1997-July 2005) of Gannett Co., Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc. and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Robin B. Smith (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992). Director (since January 2005) of The High Yield Plus Fund, Inc.

156	THE TARGET PORTFOLIO TRUST

Stephen D. Stoneburn (62), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59), Vice President and Trustee since 1999(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Trust who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Chief Legal Officer of the High Yield Income Fund, Inc. and The High Yield Plus Fund, Inc.; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of

THE TARGET PORTFOLIO TRUST	157

PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc. and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadvisers or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trust’s Trustees is included in the Trust’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

158	THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of The TARGET Portfolio Trust (the “Trust”) oversees the management of each of the Trust’s Portfolios, and, as required by law, is responsible for the approval of each Portfolio’s investment advisory agreements. At meetings held on September 8, 2005 and November 30, 2005, the Board met and approved new investment subadvisory agreements for two of the Trust’s Portfolios. The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the agreements are discussed separately below.

Small Capitalization Value Portfolio

Pursuant to recommendations from the Trust’s investment manager, Prudential Investments LLC (“PI”), the Board approved a new investment subadvisory agreement with Vaughan Nelson Investment Management (“Vaughan Nelson”). PI recommended that the Board approve Vaughan Nelson as an additional subadvisor to join the Portfolio’s existing subadvisors. PI recommended the addition of Vaughan Nelson to join the Portfolio’s existing subadvisors, because the existing subadvisors had or were expected to shortly reach their capacity limits.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by the current subadvisors under the current subadvisory agreements and those that would be provided to the Portfolio by Vaughan Nelson under the new subadvisory agreement. The Board considered PI’s representation that the nature and extent of services under the existing and new agreements were generally similar in that the current subadvisors and Vaughan Nelson are each required to provide day-to-day portfolio management services and comply with all Trust policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of Vaughan Nelson’s portfolio management team. The Board had previously met in person with representatives of Vaughan Nelson and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to Vaughan Nelson’s organizational structure, senior management, investment operations, and other relevant information pertaining to Vaughan Nelson. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) as to Vaughan Nelson, summarizing his level of comfort from a compliance perspective with respect to the Manager’s recommendation to hire Vaughan Nelson.

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements (continued)

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by Vaughan Nelson and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Vaughan Nelson under the new subadvisory agreements should be similar to the quality of similar services provided by the existing subadvisors under the existing subadvisory agreements.

Performance of the Portfolio

The Board received and considered information about the Portfolio’s historical performance, noting that for the one-year, three-year and five-year time periods ended December 31, 2004, the Portfolio’s returns outperformed the median of the group of funds that was most similar to the Portfolio (the “Peer Group”), as well as the appropriate benchmark. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data.

The Board received and considered information regarding the performance of other investment companies managed by Vaughan Nelson utilizing an investment style and strategy similar to that proposed for the Portfolio, noting that Vaughan Nelson had generally outperformed the various benchmarks over the same time period. The Board recognized that past performance is not predictive of future results.

Investment Subadvisory Fee Rate

The Board considered the proposed subadvisory fee rate payable by PI to Vaughan Nelson under the proposed new subadvisory agreement, including, which called for a fee rate of 0.40% to $250 million of average daily net assets, and 0.35% over $250 million of average daily net assets. The Board also considered, among other things, the fee rate payable to Vaughan Nelson by any other funds with investment objective similar to that of the Portfolio for which Vaughan Nelson serves as subadvisor. As a result of the above considerations, the Board concluded that Vaughan Nelson’s proposed fee rate under the new agreement was reasonable.

Subadvisor’s Profitability

Because the engagement of Vaughan Nelson is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, this factor was not considered by the Board.

THE TARGET PORTFOLIO TRUST

Economies of Scale

The Board considered information about the potential of PI and Vaughan Nelson to experience economies of scale as the Portfolio grows in size. The Board noted that PI’s management fee rate and Vaughan Nelson’s proposed subadvisory fee rate each contained breakpoints, and, accordingly, each reflected the potential for shareholders to share in potential economies of scale as the Portfolio grows.

Other Benefits to the Subadvisor or its Affiliates from Serving as Subadvisor

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Vaughan Nelson and its affiliates as a result of Vaughan Nelson’s relationship with the Trust. The Board concluded that any potential benefits to be derived by Vaughan Nelson included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisors to mutual funds.

Large Capitalization Value Portfolio

Pursuant to recommendations from PI, the Board approved a new investment subadvisory agreement with NFJ Investment Group, L.P. (“NFJ”). PI recommended that the Board approve NFJ as an additional subadvisor to join the Portfolio’s existing subadvisors. PI recommended the addition of NFJ to join the Portfolio’s existing subadvisors, because one of the Portfolio’s existing subadvisors had reached its capacity limits earlier in the year.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by the current subadvisors under the current subadvisory agreements and those that would be provided to the Portfolio by NFJ under the new subadvisory agreement. The Board considered PI’s representation that the nature and extent of services under the existing and new agreements were generally similar in that the current subadvisors and NFJ are each required to provide day-to-day portfolio management services and comply with all Trust policies and applicable rules and regulations. With respect to the quality of services, the Board considered, among other things, the background and experience of NFJ’s portfolio management team. The Board had previously met in person with representatives of NFJ and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio.

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements (continued)

The Board was also provided with information pertaining to NFJ’s organizational structure, senior management, investment operations, and other relevant information pertaining to NFJ. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) as to NFJ, summarizing his level of comfort from a compliance perspective with respect to PI’s recommendation to hire NFJ.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by NFJ and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by NFJ under the new subadvisory agreements should be similar to the quality of similar services provided by the existing subadvisors under the existing subadvisory agreements.

Performance of the Portfolio

The Board received and considered information about the Portfolio’s historical performance, noting that for the one-year, three-year, and five-year time periods ended December 31, 2004, the Portfolio’s returns outperformed the median of the group of funds that was most similar to the Portfolio (the “Peer Group”), as well as the appropriate benchmark. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data.

The Board received and considered information regarding the performance of other investment companies managed by NFJ utilizing an investment style and strategy similar to that proposed for the Portfolio, noting that NFJ had generally outperformed the various benchmarks over the same time period. The Board recognized that past performance is not predictive of future results.

Investment Subadvisory Fee Rate

The Board considered the proposed subadvisory fee rate payable by PI to NFJ under the proposed new subadvisory agreement, including, which called for the following fee rate:

0.40% first $50 million

0.38% next $50 million

0.34% next $50 million

0.30% next $200 million

0.28% over $350 million

THE TARGET PORTFOLIO TRUST

The Board further noted that the proposed fee rate called for the assets managed by NFJ in the Portfolio to be aggregated with assets managed by NFJ in the Strategic Partners Style Specific Funds – Strategic Partners Small Capitalization Value Fund and the assets managed by NFJ in the Target Portfolio Trust - Small Capitalization Value Portfolio.

The Board also considered, among other things, the fee rate payable to NFJ by any other funds with investment objective similar to that of the Portfolio for which NFJ serves as subadvisor. As a result of the above considerations, the Board concluded that NFJ’s proposed fee rate under the new agreement was reasonable.

Subadvisor’s Profitability

Because the engagement of NFJ is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, this factor was not considered by the Board.

Economies of Scale

The Board considered information about the potential of PI and NFJ to experience economies of scale as the Portfolio grows in size. The Board noted that PI’s management fee rate and NFJ’s proposed subadvisory fee rate each contained breakpoints, and, accordingly, each reflected the potential for shareholders to share in potential economies of scale as the Portfolio grows.

Other Benefits to the Subadvisor or its Affiliates from Serving as Subadvisor

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by NFJ and its affiliates as a result of NFJ’s relationship with the Trust. The Board concluded that any potential benefits to be derived by NFJ included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisors to mutual funds.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Large Capitalization Growth Portfolio

Average Annual Total Returns as of 12/31/05
	One Year	Five Years	Ten Years
With TARGET Program Fee	5.15%	–7.36%	7.20%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	6.74%	–5.96%	8.82%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Large Capitalization Growth Portfolio with a similar investment in the S&P 500 Index and the Russell 1000 Growth Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1995) and the account values at the end of the current fiscal year (December 31, 2005), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.25%, the average annual

THE TARGET PORTFOLIO TRUST

total return for the 10-year period would have been 7.47% and the growth of a $10,000 investment would have been $20,553. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how U.S. stock prices have performed. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of large-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Large Capitalization Value Portfolio

Average Annual Total Returns as of 12/31/05
	One Year	Five Years	Ten Years
With TARGET Program Fee	4.91%	6.98%	8.66%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	6.50%	8.60%	10.30%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Large Capitalization Value Portfolio with a similar investment in the S&P 500 Index and the Russell 1000 Value Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1995) and the account values at the end of the current fiscal year (December 31, 2005), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.25%, the average annual total return

THE TARGET PORTFOLIO TRUST

for the 10-year period would have been 8.93% and the growth of a $10,000 investment would have been $23,518. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how U.S. stock prices have performed. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of large-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Small Capitalization Growth Portfolio

Average Annual Total Returns as of 12/31/05
	One Year	Five Years	Ten Years
With TARGET Program Fee	2.98%	–4.38%	3.69%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	4.54%	–2.93%	5.26%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Small Capitalization Growth Portfolio with a similar investment in the Russell 2000 Index and the Russell 2000 Growth Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1995) and the account values at the end of the current fiscal year (December 31, 2005), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.25%, the average annual

THE TARGET PORTFOLIO TRUST

total return for the 10-year period would have been 3.95% and the growth of a $10,000 investment would have been $14,737. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Growth Index comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of small-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Small Capitalization Value Portfolio

Average Annual Total Returns as of 12/31/05
	One Year	Five Years	Ten Years
With TARGET Program Fee	8.46%	14.86%	13.17%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	10.10%	16.60%	14.88%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Small Capitalization Value Portfolio with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1995) and the account values at the end of the current fiscal year (December 31, 2005), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.25%, the average annual

THE TARGET PORTFOLIO TRUST

total return for the 10-year period would have been 13.45% and the growth of a $10,000 investment would have been $35,323. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Value Index comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of small-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

International Equity Portfolio

Average Annual Total Returns as of 12/31/05
	One Year	Five Years	Ten Years
With TARGET Program Fee	12.42%	1.26%	4.96%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	14.12%	2.79%	6.55%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retail investors is 1.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET International Equity Portfolio with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) by portraying the initial account values at the beginning of the 10-year period (December 31, 1995) and the account values at the end of the current fiscal year (December 31, 2005), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of

THE TARGET PORTFOLIO TRUST

1.25%, the average annual total return for the 10-year period would have been 5.23% and the growth of a $10,000 investment would have been $16,647. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The MSCI EAFE Index is a weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI EAFE Index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the MSCI EAFE Index may differ substantially from the securities in the Portfolio. The MSCI EAFE Index is not the only one that may be used to characterize performance of international equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

International Bond Portfolio

Average Annual Total Returns as of 12/31/05
	One Year	Five Years	Ten Years
With TARGET Program Fee	2.92%	4.11%	1.45%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	3.95%	5.16%	2.47%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retirement accounts is 1.35%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET International Bond Portfolio with a similar investment in the Citigroup Non-U.S. World Government Bond Index–Hedged (Citigroup Non-U.S. WGBI–Hedged) and the Citigroup Non-U.S. World Government Bond Index–Unhedged (Citigroup Non-U.S. WGBI–Unhedged) by portraying the initial account values at the beginning of the 10-year period (December 31, 1995) and the account values at the end of the current fiscal year (December 31, 2005), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1% annually for retail investors. For individual retirement

THE TARGET PORTFOLIO TRUST

plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.35%, the average annual total return for the 10-year period would have been 1.09% and the growth of a $10,000 investment would have been $11,146. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares. Without waiver of fees and/or expense subsidization, the Portfolio’s returns would have been lower, as indicated in parentheses.

The Citigroup Non-U.S. WGBI–Hedged is an unmanaged index of approximately 600 high-quality bonds with foreign currency exposure translated to the U.S. dollar. The Citigroup Non-U.S. WGBI–Unhedged is an unmanaged index of approximately 600 high-quality bonds issued in several different currencies. It gives a broad look at how foreign bonds have performed. The indexes’ total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of international bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Total Return Bond Portfolio

Average Annual Total Returns as of 12/31/05
	One Year	Five Years	Ten Years
With TARGET Program Fee	1.58%	5.15%	5.32%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	2.60%	6.21%	6.38%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retirement accounts is 1.35%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Total Return Bond Portfolio with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1995) and the account values at the end of the current fiscal year (December 31, 2005), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum TARGET program fee of 1.35%, the average annual total return for the 10-year

THE TARGET PORTFOLIO TRUST

period would have been 4.95% and the growth of a $10,000 investment would have been $16,209. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed. This index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. This index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Intermediate-Term Bond Portfolio

Average Annual Total Returns as of 12/31/05
	One Year	Five Years	Ten Years
With TARGET Program Fee	0.86%	4.20%	4.77%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	1.88%	5.25%	5.83%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retirement accounts is 1.35%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Intermediate-Term Bond Portfolio with a similar investment in the Lehman Brothers Intermediate Government/Credit Bond Index (formerly Lehman Brothers Int. Govt/Credit Bond Index) by portraying the initial account values at the beginning of the 10-year period (December 31, 1995) and the account values at the end of the current fiscal year (December 31, 2005), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into

THE TARGET PORTFOLIO TRUST

account the maximum TARGET program fee of 1.35%, the average annual total return for the 10-year period would have been 4.41% and the growth of a $10,000 investment would have been $15,391. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted index comprising securities issued by the U.S. government and its agencies and securities publicly issued by corporations with 1 to 10 years remaining to maturity and rated investment grade. The Lehman Brothers Intermediate Government/Credit Bond Index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the Lehman Brothers Intermediate Government/Credit Bond Index may differ substantially from the securities in the Portfolio. The Lehman Brothers Intermediate Government/Credit Bond Index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Mortgage Backed Securities Portfolio

Average Annual Total Returns as of 12/31/05
	One Year	Five Years	Ten Years
With TARGET Program Fee	1.27%	3.74%	4.56%

	One Year	Five Years	Ten Years
Without TARGET Program Fee	2.29%	4.78%	5.62%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum TARGET program fee for retirement accounts is 1.35%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Mortgage Backed Securities Portfolio with a similar investment in the Lehman Brothers Mortgage-Backed Securities Index and the Citigroup Mortgage-Backed Securities Index by portraying the initial account values at the beginning of the 10-year period (December 31, 1995) and the account values at the end of the current fiscal year (December 31, 2005), as measured on a quarterly basis. The graph takes into account the maximum quarterly TARGET program fee of 1% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the

THE TARGET PORTFOLIO TRUST

maximum TARGET program fee of 1.35%, the average annual total return for the 10-year period would have been 4.20% and the growth of a $10,000 investment would have been $15,087. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares. Without waiver of management fees and/or expense subsidizations, the Portfolio’s average annual total returns would have been lower, as indicated in parentheses.

The Lehman Brothers Mortgage-Backed Securities Index is a market capitalization-weighted index of 15-year and 30-year fixed-rate securities backed by the mortgage pools of the GNMA, the FNMA, and the FHLMC, and balloon mortgages with fixed-rate coupons. The Citigroup Mortgage-Backed Securities Index is an index of 30- and 15-year mortgage-related securities issued by U.S. government agencies. It gives a broad look at how mortgage-backed securities have performed. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

■ MAIL	■ TELEPHONE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852

PROXY VOTING
The Board of Trustees of The TARGET Portfolio Trust has delegated to the Trust’s investment subadvisors the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Trust. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Trust’s website at www.prudential.com and on the Commission’s website at www.sec.gov.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer •
Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo,
Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISORS	EARNEST Partners, LLC	75 14th Street Suite 2300 Atlanta, GA 30309

	Goldman Sachs Asset Management LP	32 Old Slip 23rd Floor New York, NY 10005

	Hotchkis and Wiley Capital Management, LLC	725 S. Figueroa Street Suite 3900 Los Angeles, CA 90017

	J.P. Morgan Investment Management, Inc.	522 Fifth Avenue New York, NY 10036

	Lee Munder Investments Ltd.	200 Clarendon Street Boston, MA 02116

	LSV Asset Management	One North Wacker Drive Suite 4000 Chicago, IL 60606

	NFJ Investment Group L.P.	2121 San Jacinto Suite 1840 Dallas, TX 75201

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

	Thornburg Investment Management, Inc.	119 East Marcy Street Santa Fe, NM 87501

	Transamerica Investment Management, Inc.	11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025

	Wellington Management Company, LLP	75 State Street Boston, MA 02109

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie, Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of a Portfolio carefully before investing. The prospectuses for the Portfolios contain this and other information about the Portfolios. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, The TARGET Portfolio Trust, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Trust will provide a full list of its portfolio holdings on its website as of the end of the month within approximately 30 days after the end of each month.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

The TARGET Portfolio Trust	NASDAQ	CUSIP		NASDAQ	CUSIP
Large Capitalization Growth	TALGX	875921207	Large Capitalization Value	TALVX	875921108
Small Capitalization Growth	TASGX	875921405	Small Capitalization Value	TASVX	875921306
International Equity	TAIEX	875921504	International Bond	TIBPX	875921876
Total Return Bond	TATBX	875921884	Intermediate-Term Bond	TAIBX	875921801
Mortgage Backed Securities	TGMBX	875921702	U.S. Govt Money Market	PUGXX	875921603

TMF158E    IFS-A114721    Ed. 02/2006

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2005 and December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $196,200 and $196,200, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2005, KPMG, the Registrant’s principal accountant, billed the Registrant $9,131 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. Professional services rendered included those in connection with additional audit procedures related to the conversion of shareholder accounts. For the fiscal year ended December 31, 2004, KPMG, the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) were approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2005 and 2004 was $41,869 and $33,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Target Portfolio Trust

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date February 24, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 24, 2006

*	Print the name and title of each signing officer under his or her signature.